As filed with the Securities and Exchange Commission on April 28, 2015

File No. 333-73390

File No. 811-09337

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 18	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 43	☒

Columbus Life Insurance Company Separate Account 1

(Exact Name of Registrant)

Columbus Life Insurance Company

(Name of Depositor)

400 East Fourth Street

Cincinnati, Ohio 45202

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  1-800-677-9595

The Western and Southern Life Insurance Company

400 Broadway

Cincinnati, Ohio  45202

(Name of Guarantor)

Please send copies of all communications to:
JONATHAN D. NIEMEYER, ESQ.	MARK J. MAHONEY, ESQ.
Columbus Life Insurance Company	M.S. 32
400 East Fourth Street	400 Broadway
Cincinnati, Ohio 45202	Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2015 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An Indefinite Amount of Interests in

Columbus Life Insurance Company Separate Account 1 under

Legacy Survivorship Variable Universal Life Policies

(Title of Securities Being Registered)

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Columbus Life Insurance Company	Prospectus

Separate Account 1	May 1, 2015

This prospectus describes the Legacy Survivorship Variable Universal Life flexible premium insurance policies and the investment options available to policy owners. It contains information you should know before purchasing a policy and selecting investment options. Please read this prospectus carefully and keep it for future reference.

Columbus Life Insurance Company issues the policies.

The policies may not be available in all states.  In addition, policy provisions may vary slightly from state to state according to state law.  Please read your policy carefully when you receive it. This prospectus is not part of the insurance policy. The insurance policy will be our contract with you.

Description of benefits in this prospectus depend on the policy being in force.  It is your responsibility to pay enough premium to keep the policy in force.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This policy is not a deposit or obligation of any bank. No bank has guaranteed or endorsed the policy. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, the National Credit Union Share Insurance Fund or any other government agency.

Investments in variable life insurance policies involve investment risk, including possible loss of principal and earnings.

The policy is a flexible premium survivorship variable universal life insurance policy.  The amount or duration of the death benefit may be variable or fixed under specified conditions and may increase or decrease.  The cash value of the policy may increase or decrease in accordance with the experience of the separate account.  You could lose your entire investment, depending on the performance of the investment options.  If this occurs and a no-lapse guarantee is not in effect, there could be no death benefit absent additional payments made to keep the policy in force. (MA)

The purpose of this variable life insurance policy is to provide insurance protection on the life of the insureds for the beneficiary named therein.

No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund. (GA)

This prospectus is for use with policy series CL 79 0203 and CL 79 0203 R.

TABLE OF CONTENTS

RISK/BENEFIT SUMMARY	5
Policy Benefits	5
Policy Risks	6
Fund Company Risks	6
Fee Tables	7

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS	11
Columbus Life Insurance Company	11
Guarantee of Insurance Obligations	11
Columbus Life Insurance Company Separate Account 1	11
Notice Regarding Producer Compensation	12
Sub-Account Investment Options	13
Voting Rights	17
Fixed Account	17

POLICY CHARGES	18
Premium Expense Charge	18
State Tax Charge	19
Cost of Insurance Charge	19
Per $1,000 Charge	20
Per Policy Charge	21
Mortality and Expense Risk Charge	21
Rider Charges	21
Surrender Charge	22
Transfer Fee	23
Withdrawal Fee	23
Administrative Fee	23

GENERAL DESCRIPTION OF THE POLICIES	24
Who Can Purchase a Policy	24
Allocation of Net Premiums and Transfers Among Investment Options	24
Market Timing	26
Dollar Cost Averaging Program	27
Automatic Rebalancing Program	27
Rider Benefits	28
Conversion and Policy Split Option	32
Policy Changes	32
Assignment of Policy	33
Contestability	33

PREMIUMS	34
Premium Payments	34
Planned Premium	34
Net Premium	35
Target Premium	35
Term No-Lapse Guarantee Premium	35

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DEATH BENEFIT	36
Death Benefit	36
Table Of Death Benefit Factors And Example Of Death Benefit Calculation	37
Suicide Exclusion	38
Effective Date of Coverage and Temporary Insurance	38
Changes to Coverage	39
Extended Coverage Period	39
Payment Options	40

POLICY VALUES AND VALUATION	41
Account Value	41
Net Cash Surrender Value	41
Valuation of the Sub-Accounts	41

SURRENDER AND PARTIAL WITHDRAWALS	43
Surrender	43
Partial Withdrawals	43
Canceling the Policy Without Penalty	43
Delay in Payment	44

LOANS	44

LAPSE AND REINSTATEMENT	45

TAXES	46
Tax Status of Policy	46
Modified Endowment Contract	46
Tax Consequences of Withdrawals and Loans	47
Accelerated Death Benefits	47
Extended Coverage	48
Policy Split Option	48
Tax Consequences on Insured’s Death	48
Death of Owner Who is Not the Insured	48
Transfers	48
Federal Estate and Gift Tax	49
Corporate and Qualified Retirement Plan Ownership	49
Withholding	50

PRIOR POLICIES	51

LEGAL PROCEEDINGS	53

FINANCIAL STATEMENTS	53

TERMINOLOGY INDEX	54

STATEMENT OF ADDITIONAL INFORMATION	55

PERSONALIZED ILLUSTRATION	55

CONTACT US	55

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RISK/BENEFIT SUMMARY

Policy Benefits

The policy provides life insurance coverage on the lives of two insured persons until the younger insured’s age 120, so long as you do not surrender the policy or allow it to lapse.  The death benefit is payable on the death of the second insured to die.  You have a choice of two death benefit options. The specified amount option is less costly and allows you to focus on building a higher cash value.  The specified amount plus account value option allows you to focus on building a higher death benefit, but because it is more costly, your cash value will be less than under the specified amount option.  With either option, the death benefit will not be less than the “corridor” death benefit amount required by federal tax law. See the Death Benefit section of this prospectus.

Because this is a variable policy, you will invest the cash value of the policy in the available underlying funds.  A fixed account option, guaranteed by Columbus Life, is also available.  See the Sub-Account Investment Options and Fixed Account sections of this prospectus.  You will have access to the cash value of the policy through withdrawals and loans, subject to certain restrictions.  See the Surrender, Partial Withdrawals, and Loans sections of this prospectus.

The base policy includes a no-lapse guarantee which assures that your policy will not lapse during the first 20 policy years (or until the younger insured’s age 90, if earlier) so long as you pay a minimum amount of premium that we specify. Policy years are years measured from the date we issue the policy. See the Term No-Lapse Guarantee Premium section of this prospectus. In addition, if your policy is in force on the policy anniversary when the younger insured is (or would have been) age 120 (and you have a positive net cash surrender value), your policy will continue with a death benefit equal to the net cash surrender value until you surrender it or until the death of the second insured. A policy anniversary is a yearly anniversary of the date we issue the policy. See the Extended Coverage section of this prospectus.

Additional benefits may be available by rider.  See the Riders section of this prospectus.

You have a right to examine the policy when you receive it.  If you are not satisfied, you may return the policy to us or to one of our agents within 10 days, without incurring any charges.  In most states, however, you will bear the risk of investment gain or loss during this period.  See the Canceling the Policy Without Penalty section of this prospectus.

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Policy Risks

There are risks of investing in a variable universal life policy.  You bear the risk that the investment options you select will not perform well.  In other words, you bear the entire risk of loss of principal and earnings on amounts invested in the sub-accounts.  And, if your policy does not perform well you may have to make higher than planned premium payments to cover the monthly policy charges.  If you do not pay enough premium, you bear the risk that your policy will lapse.  See the Lapse and Reinstatement section of this prospectus.

Variable universal life is not suitable as a short-term savings vehicle.  Successful investment in the sub-accounts may depend on long-term investing. See the Investment Options section of this prospectus.  In addition, a surrender charge applies if the policy terminates during the first twelve policy years. See the Surrender Charge section of this prospectus.

There is a possibility of adverse tax consequences.  A policy could fail to qualify as life insurance if coverage extends beyond the younger insured’s age 120, or if excessive premiums are paid into the policy. We monitor premium payments and will generally reject any premium that would cause a policy to fail to qualify as life insurance.  Alternatively, your policy could be treated as a “modified endowment contract.” Withdrawals and loans are generally subject to income tax (to the extent of the gain in the contract) if the policy is a modified endowment contract, and a 10% federal tax penalty may apply to distributions, including loans. We will notify you if your policy has become a modified endowment contract. See the Taxes section of this prospectus.  You should consult a qualified tax advisor about the tax consequences of owning a policy.

Fund Company Risks

A comprehensive discussion of the risks of investing in each fund is included in the fund company prospectuses.  Some funds involve more risk than other funds. Please discuss these risks with your registered representative.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you make premium payments, make withdrawals or surrender the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Maximum Charge	Current Charge
Premium Expense Charge*	Receipt of premium	7.50% of each premium	6.50% of each premium
State Tax Charge**	Receipt of premium	3.5% of each premium, where applicable	1.40% to 3.50% of each premium
Surrender Charge***	Full surrender or lapse during first 12 policy years	$36.51 per $1,000 of initial specified amount	$36.51 per $1,000 of initial specified amount
Withdrawal Fee	Each withdrawal after the first in a policy year	$50 per withdrawal	$50 per withdrawal
Transfer Fee	Each transfer from a sub-account after the twelfth in a policy year	$10 per transfer	$10 per transfer
Administrative Fee	Each request under the Accelerated Death Benefit Rider, and Accelerated Death Benefit Plus Rider	$150 per request	$0 per request
Net Interest Rate for Policy Loans****	Accrues on outstanding indebtedness daily	1% per annum of outstanding indebtedness	1% per annum of outstanding indebtedness, varies by duration, 0% after 12 years
Overloan Protection Rider Charge	When benefits under the rider are elected	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date

*Rates decline over a period of years and with higher premium payments.  See the Premium Expense Charge section of this prospectus.  Charge will be higher in Texas because the State Tax Charge is collected as a Premium Expense Charge.

**We charge the actual state tax charge rate for the state of your residence, as a percent of each premium.  Most states have a 3% maximum charge.  See the State Tax Charge section of this prospectus. Louisiana imposes a state tax charge of 3.20% and Nevada a charge of 3.5%.  In Oregon, the state tax charge is called a tax charge back.  There is no State Tax Charge in Texas.

***The maximum initial surrender charge for a particular policy varies by individual characteristics.  Surrender charges for all policies are level for the first five policy years and then decline over the next seven policy years, and disappear completely in the thirteenth policy year. See the Surrender Charge section of this prospectus.

****The net interest rate is the difference between the rate we charge on policy loans and the rate we credit on the loan account. The rate currently credited may change which would affect the net interest rate, but the net interest rate will not exceed 1%.  If indebtedness is not repaid, it will be deducted from the account value upon termination of the policy; or, if indebtedness is outstanding at the time of the second insured’s death, it will be deducted from the death benefit. See the Loans section of this prospectus.

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the policy, not including fund company fees and expenses.

Periodic Charges Other Than Fund Company Operating Expenses

That DO NOT Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Current Charge (on an annual basis)
Per Policy Charge	Monthly	$108.00 flat fee	$90.00 flat fee
Mortality & Expense Risk Charge*	Monthly	0.90% of variable account value	0.70% of variable account value

* Rates can decline in year 13 depending on variable account value band.  See the Mortality and Expense Risk Charge section of this prospectus.

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Periodic Charges Other Than Fund Company Operating Expenses

That DO Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Minimum Charge* (on an annual basis)	Annual charge for two 64-year old standard non- tobacco user insureds, one male, one female**
Cost of Insurance Charge***	Monthly	$1,000.00	$0.0003	$0.01
		per $1,000 of net amount at risk attributable to base policy specified amount

Per $1,000 Charge***	Monthly	$2.70	$0.72	$1.44
		per $1,000 of initial base policy specified amount

Optional Rider Charges***

Last Survivor Additional Life Rider

– Per $1,000	Monthly	$0.41	$0.00	$0.00
		per $1,000 of initial additional life rider specified amount

– COI	Monthly	$1,000.00	$0.0002	$0.008
		per $1,000 of net amount at risk attributable to additional life rider specified amount

Extended No-Lapse Guarantee Rider – COI	Monthly	$0.12	$0.12	$0.12
		per $1,000 of base policy specified amount plus additional life rider specified amount

Extended Coverage Benefit Rider – COI

Enhanced Cash Value Rider – COI	Monthly during first policy year	$1.44	$0.12	$0.96
		per $1,000 of base policy specified amount

Other Insured Term Rider – COI	Monthly	$287.76	$0.18	Charge for a 64-year-old male standard non-tobacco user insured: $14.72
		per $1,000 of other insured benefit amount

*Minimum charges shown are for insured(s) that pose the least risk to us, and are for the first policy year only.  Most cost of insurance charges increase significantly each year.

**Charge shown is current charge at issue.  Most current cost of insurance charges increase each year as the insureds age, subject to the maximum charges shown.

***Most cost of insurance (“COI”) charges and per $1,000 (“Per $1,000”) charges vary based on individual characteristics. Minimum and maximum charges shown may not be representative of the charges that particular policy owners will pay. Maximum charges for substandard risk classes may be higher than those shown. You may obtain more information from your registered representative about cost of insurance charges and per $1,000 charges that would apply to your policy.

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The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy.  More detail concerning each fund’s fees and expenses is included in the prospectus for each fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets, including fees, distribution and/or services fees, and other expenses)	0.24%	2.51%

The minimum and maximum are based on management fees and other expenses incurred, before fee waivers or expense reimbursements, for the 12-month period ended December 31, 2014.

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GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS

Columbus Life Insurance Company

The Depositor is Columbus Life Insurance Company (Columbus Life), 400 East Fourth Street, Cincinnati, OH 45202.  Columbus Life is licensed as a life insurance company in the District of Columbia and all states except New York.

Guarantee of Insurance Obligations

Insurance obligations under the policies issued by Columbus Life are guaranteed by The Western and Southern Life Insurance Company (WSLIC), an affiliate of Columbus Life.  Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and account values invested in the Fixed Account.  The guarantee does not guarantee account value or the investment performance of the variable investment options available under the policies.  The guarantee provides that policy owners can enforce the guarantee directly.

Columbus Life expects that the WSLIC guarantee will continue indefinitely.  However, if the guarantee terminates, the insurance obligations on policies issued prior to the termination of the guarantee would continue to be covered by the guarantee, including obligations arising from premium payments or other payments received after termination, until satisfied in full.  Policies issued after termination would not be covered by the guarantee.

WSLIC is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc.

Columbus Life Insurance Company Separate Account 1

The Registrant is Columbus Life Insurance Company Separate Account 1 (Separate Account 1). Separate Account 1 holds the investments allocated to the sub-accounts by policy owners.  It may also hold assets for the benefit of owners of certain other variable universal life insurance policies that it issues. Separate Account 1 invests the assets of each sub-account in an underlying fund.

Each sub-account buys shares of a fund at net asset value without a sales charge. Each sub-account reinvests dividends and capital gains distributions from a fund in the shares of that fund at net asset value without a sales charge. Each sub-account redeems fund shares attributable to a policy at net asset value to the extent necessary to make payment of death proceeds or other payments under the policy.

The income, gains, and losses credited to, or charged against, Separate Account 1 reflect Separate Account 1’s own investment experience and not the investment experience of Columbus Life’s

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other assets.  The assets of Separate Account 1 may not be used to pay any liabilities of Columbus Life other than those arising from the policies.  Columbus Life is obligated to pay all amounts guaranteed under the policies.

Notice Regarding Producer Compensation

Columbus Life may enter into marketing expense agreements with selected broker-dealers that distribute its products.  Marketing expense compensation is intended to reimburse the broker-dealer for expenses incurred in marketing Columbus Life variable universal life insurance products.  Marketing expense reimbursement, together with commission payments, will not exceed the maximum commission levels disclosed in the Statement of Additional Information.

A broker-dealer or financial institution that distributes our variable life contracts may receive additional compensation from us for training, marketing or other services provided.  Columbus Life may enter into focus sponsor agreements with selected broker-dealers that distribute its products.  Focus sponsor fees are intended to defray the broker-dealer’s costs of hosting conferences at which Columbus Life variable universal life products are marketed to registered representatives.  For example, Columbus Life may contribute to the cost of exhibitor fees, speaker fees, and conference meals.

Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable life insurance contract.  This could be considered a conflict of interest.

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Sub-Account Investment Options

The funds listed on the next two pages are the sub-account investment options under this policy.

The fund advisors and sub-advisors do not guarantee that the funds will meet their investment objectives. More complete information about each fund, including information about its risks, performance and other investment strategies, is included in the prospectus of the fund. You may obtain copies of fund prospectuses from your registered representative, or from us by calling 1-800-677-9595. Please read each prospectus carefully before you make decisions about your investment options.

A fund may have a name and/or investment objective that is very similar to the name of a publicly available mutual fund managed by the same advisor or sub-advisor. The funds in which the sub-accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a fund, such as implementation of investment policies, fund expenses and the size of the fund. In addition, the investment return of your policy will be less than the investment return of funds you select because you will pay policy charges.

We have entered into agreements between Columbus Life or Touchstone Securities, Inc. and the investment advisors or distributors of each of the funds.  Under the terms of these agreements, we will provide administrative, marketing and/or distribution services to the funds.  For these services, the funds or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.35% of the average net assets invested by the sub-account investment options in the funds.  These fees may be paid from the investment advisors’ assets or the funds under distribution and/or servicing plans adopted by the funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act).  In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts.

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Sub-Account Investment Option	Type	Advisor/Sub-Advisor
Deutsche Variable Insurance Portfolios (VIP)
Deutsche Equity 500 Index VIP - Class A Deutsche Small Cap Index VIP - Class A	Large Cap Blend Small Cap Blend	Deutsche Investment Management Americas Inc. Sub-Advisor: Northern Trust Investments, N.A.
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Equity-Income Portfolio — Service Class 2	Large Cap Value

Fidelity Management & Research Company (FMR) (the Adviser) is the funds’ manager.  Fidelity Investments Money Management, Inc. (FIMM), FMR Co. Inc., (FMRC), and other investment advisers serve as sub-advisers for the funds

Fidelity® VIP Contrafund® Portfolio — Service Class 2	Flexible Investment Strategy
Fidelity® VIP Growth & Income Portfolio — Service Class 2	Large Cap Blend
Fidelity® VIP Growth Portfolio — Service Class 2	Large Cap Growth
Fidelity® VIP Asset ManagerSM Portfolio — Service Class 2	Balanced
Fidelity® VIP Balanced Portfolio — Service Class 2	Balanced
Fidelity® VIP Mid Cap Portfolio — Service Class 2	Mid Cap Growth
Fidelity® VIP Money Market Portfolio — Initial Class	Money Market
Fidelity® Freedom 2010 Portfolio — Service Class 2	Total Return	Strategic Advisers, Inc. (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the funds’ manager
Fidelity® Freedom 2015 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2020 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2025 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2030 Portfolio — Service Class 2	Total Return
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund - Class 2	Large Cap Value
Franklin Income VIP Fund - Class 2	Balanced	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund - Class 2	Fixed Income - Gov’t
Franklin Large Cap Growth VIP Fund - Class 2	Large Cap Growth
Templeton Foreign VIP Fund - Class 2	International Equity	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Global Equity	Templeton Global Advisors Limited
Franklin Mutual Shares VIP Fund - Class 2	Mid Cap Value	Franklin Mutual Advisers, LLC
Invesco Variable Insurance Funds
Invesco V.I. Value Opportunities Fund - Series II Shares	Large Cap Value	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund — Series II Shares	Large Cap Growth
Invesco V.I. Comstock Fund- Series II Shares	Large Cap Value
Invesco V.I. Core Equity Fund - Series II Shares	Large Cap Blend
Invesco V.I. American Value Fund —Series II Shares	Mid-Cap Value

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Janus Aspen Series
Janus Aspen Enterprise Portfolio — Service Shares	Mid Cap Growth
Janus Aspen Forty Portfolio — Service Shares	Large Cap Growth	Janus Capital Management LLC
Janus Aspen Global Research Portfolio — Service Shares	Global Equity
Oppenheimer Variable Account Funds
Oppenheimer Discovery Mid Cap Growth Fund/VA — Service Shares	Mid Cap Growth	OFI Global Asset Management, Inc. as investment advisor; OppenheimerFunds, Inc. as sub-advisor
Oppenheimer Global Strategic Income Fund/VA — Service Shares	MultiSector Bond
Oppenheimer International Growth Fund/VA — Service Class	Foreign Large Growth
PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Portfolio —Administrative Class	Specialty	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO Total Return Portfolio —Administrative Class	Fixed Income - Intermediate-Term
Putnam Variable Trust
Putnam VT Growth and Income Fund - Class IB Putnam VT International Equity Fund - Class IB Putnam VT Small Cap Value Fund - Class IB	Large Cap Value Foreign Large Blend Small Cap Value	Putnam Investment Management, LLC as adviser and Putnam Investments Limited as sub-manager for all funds. The Putnam Advisory Company, LLC is the sub-adviser for PVT International Equity Fund
Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Guggenheim VT Multi-Hedge Strategies Fund	Alternative Investment	Security Investors, LLC, known as Guggenheim Investments
Touchstone Variable Series Trust*
Touchstone VST Baron Small Cap Growth Fund	Small Cap Growth	BAMCO, Inc.
Touchstone VST Mid Cap Growth Fund	Mid Cap Growth	Westfield Capital Management Company, L.P.
Touchstone VST Third Avenue Value Fund	All Cap Value	Third Avenue Management LLC
Touchstone VST High Yield Fund	Fixed Income — High Yield	Fort Washington Investment Advisors, Inc.
Touchstone VST Active Bond Fund	Fixed Income - Intermediate Term

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Touchstone VST Large Cap Core Equity Fund	Large Cap Core	Todd Asset Management
Touchstone VST Conservative ETF	Conservative Allocation
Touchstone VST Moderate ETF	Moderate Allocation
Touchstone VST Aggressive ETF	Large Blend
The Universal Institutional Funds, Inc. (UIF)
UIF Emerging Markets Debt Portfolio — Class II UIF Emerging Markets Equity Portfolio - Class II UIF Global Real Estate Portfolio — Class II	Emerging Markets Emerging Markets Global Specialty

Morgan Stanley Investment Management Inc.;  Sub-Advisors for UIF Emerging Markets Equity and UIF Global Real Estate Portfolios:  Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited

*The advisor listed for each of the Touchstone Variable Series Trust funds is a sub-advisor to Touchstone Advisors, Inc.

Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. are affiliates of Columbus Life.  Touchstone Variable Series Trust is also an affiliate of Columbus Life.

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Voting Rights

Separate Account 1 is entitled to vote the fund shares it holds at any meeting of shareholders of the funds.  If you had an interest in a sub-account on the record date for a shareholder vote, we will ask you for voting instructions.  We will vote the number of fund shares represented by your interest in the sub-account according to your instructions.

If we do not receive voting instructions from you, we will vote the shares for which you are entitled to provide instructions in the same proportion as the voting instructions received from policy owners who provide instructions. If Columbus Life itself is entitled to vote at the shareholders meeting, it will vote its shares in the same manner.

We may disregard voting instructions to the extent permitted or required by law. If we disregard the voting instructions we receive, we will include a summary of our actions in our next report to you.

Fixed Account

The fixed account is an investment option under the policy.

Amounts allocated to the fixed account will earn a fixed rate of interest. We guarantee that this interest rate will never be less than an effective annual rate of at least 3% (4% in Texas).  We may, but are not required to, credit interest in excess of this rate.

Amounts allocated to the fixed account become part of Columbus Life’s general account assets.  The general account contains all of Columbus Life’s assets other than those in Columbus Life separate accounts.  General account assets support Columbus Life’s annuity and insurance obligations and are subject to the general liabilities of Columbus Life.

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POLICY CHARGES

We assess charges to support the operation of your policy and Separate Account 1. We deduct some charges from your premium payments and others from your account value.  When we deduct charges from your account value, we deduct them pro rata from the sub-accounts and fixed account in which your account value is invested unless you have instructed us to deduct these charges from a specific sub-account or the fixed account.  The purpose of a charge is explained in the description of each charge below. We pay the state tax charge to the state of your residence. We pay federal taxes due to the Internal Revenue Service.  We pay distribution expenses to Touchstone Securities, Inc. and other broker-dealers.  We retain charges that pay for administrative expenses to offset our internal and external operating costs associated with the policies.  We retain charges that compensate us for risks we assume under the policies.

In addition, the funds pay management fees and expenses, and in some cases distribution fees, which are deducted from fund assets.  These charges to the funds are reflected in the daily net asset values of the funds and in the sub-account accumulation unit values. Fund company fees and expenses are described in more detail in the fund prospectuses.  Fund distribution fees are paid to Columbus Life and other insurance companies or their distributors.

Premium Charges

Premium Expense Charge

The premium expense charge partially covers our distribution expenses and federal taxes associated with the policy. We deduct the premium expense charge from each premium payment that we receive from you before we allocate the net premium to your investment options. The amount of the premium expense charge is determined by multiplying the applicable premium expense charge rate(s) by the premium (or proportionate part thereof).

Current Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	6.50%	3.25%
13+	2.50%	1.75%

Maximum Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	7.50%	4.25%
13+	3.50%	2.75%

At our option, we may charge rates different than the current rates shown above. (The Premium Expense Charge will be higher in Texas because in lieu of a State Tax Charge, a larger Premium Expense Charge is collected).  However, the premium expense charge rates are guaranteed to be no more than the maximum rates shown above.

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State Tax Charge

The state tax charge covers state taxes on insurance premiums, which are estimated to range from 0.5% to 3.50%. (There is no State Tax Charge in Texas).  We will deduct the state tax charge from each premium payment that we receive from you before we allocate the net premium to your investment options.  The amount of the state tax charge is determined by multiplying the state tax charge rate times the premium.

Monthly Policy Charges

We deduct monthly policy charges on each monthly anniversary day. A monthly anniversary day is the day we issue the policy and each monthly anniversary of that date.  Monthly policy charges are deducted from your account value.

Cost of Insurance Charge

The cost of insurance charge compensates us for the insurance risk we assume under the base policy. The amount of the cost of insurance charge is determined by multiplying the current cost of insurance charge rate times the net amount at risk for the policy on the monthly anniversary day.

The net amount at risk for the policy is the amount of the death benefit for which we are at risk.  The net amount at risk on any monthly anniversary day is equal to:

(a)         The death benefit plus indebtedness, divided by 1.0024663 (1.0032737 in Texas); minus

(b)         The account value after deduction of monthly policy charges, other than the cost of insurance charge, on that monthly anniversary day.

The maximum guaranteed cost of insurance charge rates depend on the age, sex and risk class of each insured as of the date we issue the policy.  The maximum rate is different for each policy year.  Generally, the maximum rate increases each year over the life of a policy due to the increasing ages of the insureds.  The maximum rates for your policy are shown in your policy. We may change these maximum rates if your policy terminates and is later reinstated. The maximum monthly rate for any policy is $83.333333 per $1,000 of net amount at risk. We may charge current cost of insurance rates that are less than the maximum rates shown in your policy.  Your overall cost of insurance charges will be lower if a portion of your death benefit is provided under the Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR).

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Per $1,000 Charge

The per $1,000 charge partially compensates us for issuing and distributing the policy. The amount of the per $1,000 charge is determined by multiplying the per $1,000 charge rate times the Specified Amount.  If the Specified Amount is decreased we will continue to calculate the per $1,000 charge as if the decrease had not occurred.

The per $1,000 charge rate depends on the age, sex and risk class of each insured as of the date we issue the policy. The maximum monthly per $1,000 charge rate we may charge is $0.22500 per $1,000 of initial base policy Specified Amount. The per $1,000 charge rate for your policy will be shown in your policy.

This per $1,000 charge does not apply to additional life rider specified amount.

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Per Policy Charge

The per policy charge partially compensates us for administering the policy. The maximum per policy charge is $9.00 per month. The current per policy charge is $7.50 per month.  The per policy charge is the same for all policies.  At our option, we may change the current per policy charge but we will not charge more than the maximum per policy charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge partially compensates us for assuming the mortality risk and the expense risk associated with the policy. We assume a mortality risk that the insureds will not live as long as we expect and therefore the cost of charges that we collect before we pay the death benefit under the policy will be less than we expect. We take an expense risk that the costs of issuing and administering the policy will be greater than we expect. The amount of the mortality and expense risk charge is determined by multiplying the current applicable mortality and expense risk charge rate(s) from the table below (expressed as a monthly rate) times the applicable band(s) of variable account value on the monthly anniversary day. The variable account value is the value of your investment in the sub-accounts.

Policy Year	Variable Account Value Band	Current Annual Mortality and Expense Risk Charge Rate	Maximum Annual Mortality and Expense Risk Charge Rate

1 – 12	All Amounts	0.70%	0.90%

13 +	0 - $25,000	0.70%	0.90%
	$25,001 - $50,000	0.45%	0.65%
	$50,001 - $250,000	0.20%	0.40%
	$250,001 +	0.10%	0.30%

At our option, we may charge rates different than the current rates shown. However, the mortality and expense risk charge rates are guaranteed to be no more than the maximum rates shown.

Rider Charges

For any optional rider you add to your policy, there will be a cost of insurance charge and/or a per $1,000 charge.  The rider charge will be determined on each monthly anniversary day that the charge applies. The rider charge rates will be shown in your policy. See the Rider Benefits section of this prospectus.

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Transaction Charges

Surrender Charge

The surrender charge partially compensates us for issuing and distributing the policy. During the first 12 policy years, a surrender charge will be deducted from your account value if your policy is surrendered in full or terminates when a grace period ends without sufficient premium or loan repayment being paid to keep the policy in force. Surrender charges vary depending on ages and risk classes of the insureds when the policy is issued.  Surrender charge amounts are determined when we issue the policy and do not change even if there are policy changes, such as decreases.

The maximum surrender charges for any policy (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $24.34 per $1,000 of Specified Amount.

Policy Year	1	2	3	4	5	6
Maximum Surrender Charge Rate	150.0%	150.0%	150.0%	150.0%	150.0%	148.3%

Policy Year	7	8	9	10	11	12
Maximum Surrender Charge Rate	128.3%	108.3%	88.3%	68.3%	47.9%	22.9%

The surrender charge remains at the initial level during the first five policy years. During policy years six through ten, the surrender charge reduces uniformly each month, reaching 1/3 of its initial value by the end of the tenth policy year.  During policy years 11 and 12, it decreases at an accelerated rate and disappears by the end of year 12. Your policy will show the surrender charge amounts, in dollars, which we would charge if you surrendered your policy in any month during the first 12 policy years.

This charge does not apply to additional life rider specified amount.

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Transfer Fee

We charge $10 per transfer for each transfer from a sub-account after the twelfth in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Withdrawal Fee

We charge $50 per withdrawal for each withdrawal after the first in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Administrative Fee

We may charge an administrative fee of up to $150 to process a request under certain riders that are automatically added to your policy.  See the Rider Benefits section of this prospectus.

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GENERAL DESCRIPTION OF THE POLICIES

The policy is a flexible premium survivorship variable universal life insurance policy. It is nonparticipating, which means it does not pay dividends.  The policy is a contract between you (the owner or joint owners) and Columbus Life.  The owner has all rights under the policy subject to any assignment and to the rights of an irrevocable beneficiary to consent to a change of beneficiary.  If there are joint owners, all joint owners must consent in writing to the exercise of any rights under the policy.

The policy provides life insurance coverage on the lives of two insured persons (the insureds).  The death benefit is payable on the second death to the person or persons you designate (the beneficiary(ies)).

Who Can Purchase a Policy

You can apply for a policy by contacting your insurance agent/financial representative. We will not issue a policy unless at least one of the insureds meets our underwriting standards. We will also not issue a policy that insures a person who will be age 80 or over or under 20 years of age on the date we approve the application.

When we review an application for a policy, we examine certain information bearing on the insurance risk we would undertake in order to provide the requested coverage on the proposed insureds’ lives.  Factors bearing on insurance risk include the proposed insureds’ occupations; avocations; medical histories including family medical histories; current health status including height, weight, blood pressure and chronic illness; and other factors such as tobacco usage and driving record.  After we evaluate this information, we place each insured in a risk class.  The risk classes we currently use are preferred non-tobacco user; preferred tobacco user; standard non-tobacco user; standard tobacco user; and various “substandard” classes involving higher risk. Policy charges that pay for the costs of insurance coverage vary by policy depending on the combined risk classes of the insureds, as well as on their ages and sexes.

Allocation of Net Premiums and Transfers Among Investment Options

You allocate your net premiums by specifying on your application the percentage of your net premiums you would like to allocate to each investment option. You may change your allocation instructions at any time by notifying us either by telephone or in writing. When we receive a premium payment from you, we allocate the net premium based on the most recent allocation instructions we have received from you.

Your initial premium payment may, depending on state law applicable to “free look” requirements, be allocated to a money market sub-account on the date we issue the policy (or the date we have received the initial premium and any required amendments to the application), if your state requires that we return the greater of your premium or investment experience in the

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event of a free look.  Fifteen days after this initial allocation, the premium will be allocated to the investment option you selected.  In addition, we reserve the right to deposit premium in a money market sub-account for the duration of the free look period if that period exceeds 15 days.

After the initial premium has been allocated, or after your free look period, if later, you can transfer your account value among the sub-accounts or from the sub-accounts to the fixed account up to 12 times per policy year without charge. Each transfer must be at least $250 or the total value of the sub-account, if less than $250. We will charge you $10 for each additional transfer either among the sub-accounts or from the sub-accounts to the fixed account. You are also permitted to make 1 transfer from the fixed account per policy year.  There is no charge for this transfer. The minimum transfer from the fixed account is $250. In the first 4 policy years, you cannot transfer more than 25% of your interest in the fixed account in a policy year.

The above transfer rules do not apply to dollar cost averaging transfers or automatic rebalancing transfers.  All transfers requested on the same day will be considered a single transfer for purposes of these rules and transfer charges.

The rules below determine the valuation date on which we process a transaction. (Transactions are always processed at the accumulation unit value determined on the night of the valuation date on which we process the transaction, i.e., the “next-determined value.” See the Valuation of the Sub-Accounts section of this prospectus for information about valuation.)

•                  If we receive your premium payment or transfer instructions at our Processing Office in good order on a valuation date before the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), we will process the transaction as of that valuation date.

•                  If not, we will process the transaction as of the next valuation date.

Good Order is considered complete information we require to process your application or any request.

The minimum allocation or transfer to a single investment option is 1% of the amount allocated or transferred.  All allocations or transfers to a single investment option must be in whole percentages.

If we accept premium payments for you from an employer or an employer plan, we will apply the premium to your policy according to our allocation rules as of the date we receive it in our office from your employer or employer plan.

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Market Timing

Frequent transfers among sub-accounts (“market timing”) can disrupt an underlying fund’s ability to process transactions. This may disadvantage other policy owners because the underlying funds may incur increased transaction costs that are passed on to other policy owners.  Accordingly, Columbus Life has a policy in place with respect to market timing transfers. Columbus Life will refuse to honor a transfer request that would result in a transfer into or out of any international or high yield sub-account of the Separate Account within five (5) business days of an opposite requested transfer or automatic rebalancing transfer into or out of the same sub-account.  There are no exceptions to this policy.  Currently, the Separate Account offers the following international and high yield sub-accounts:

•                  Templeton Foreign VIP Fund

•                  Janus Aspen Global Research Portfolio

•                  Oppenheimer International Growth Fund/VA

•                  Touchstone VST High Yield Fund

•                  UIF Emerging Markets Debt Portfolio

•                  UIF Global Real Estate Portfolio

•                  UIF Emerging Markets Equity Portfolio

Columbus Life believes this is an appropriate market timing policy for the Separate Account in light of contractual restrictions on free transfers (see the Transfers section of this prospectus) and historical transfer activity within the Separate Account.  However, Columbus Life’s policy may not be effective in deterring all market timers.  Specifically, Columbus Life has not adopted a market timing policy for funds that are not international or high yield funds.  As a result, market timing could occur in these funds and other policy owners could suffer the effects of market timing. Columbus Life reserves the right to modify its market timing policy on a prospective basis in the event transfer activity within the Separate Account reveals abusive practices that are not prohibited under the current policy.

In addition to the above policy, a policy owner may be considered to be engaged in market timing if an underlying fund detects activity that it deems to be market timing under its own policies and procedures that can be traced back to an individual policy owner. If the underlying fund were to refuse a net trade made by the Separate Account due to an order placed by the individual policy owner, the Separate Account could be required to remove the market timing trade from the net trade and reject the market timing trade.  The market timing trade will be canceled and the policy owner will be required to place another order on a subsequent business day (as permitted under Columbus Life’s market timing policy) in order to complete the trade.

If a policy owner is found to be engaged in market timing, the Separate Account may, in addition to rejecting a particular transfer, revoke a policy owner’s ability to make transfer requests by telephone, fax, or any other electronic means.

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Dollar Cost Averaging Program

Dollar cost averaging is a method of investing equal amounts of money at regular intervals by transferring amounts at regular intervals from a sub-account we designate, or from the fixed account, to the sub-accounts you select. Dollar cost averaging allows you to purchase more when prices are low and less when prices are high because you will be investing during both up and down markets. You should also consider your financial ability to maintain a consistent level of investment over time.

You may instruct us to make regular transfers of:

•                  A specific dollar amount

•                  A specific percentage of the source account (or a pro rata portion until source of funds is depleted)

•                  Earnings in the source account

You select the number (or duration), frequency and timing of your transfers, subject to the following rules:

•                  Dollar cost averaging transfers must continue for at least 12 months;

•                  Each transfer must be at least $100; and

•                  The allocation to each sub-account must be at least 1% of the transfer amount.

We currently do not charge a fee for this service. However, we may charge a fee in the future for dollar cost averaging transfers.

Dollar cost averaging transfers will stop if we complete the number of transfers you requested, you ask us to stop after using the program for 12 months, you do not have enough money in your account to complete the transfer, or we discontinue the program, where permitted by law. If we discontinue the program, we will complete the transfers you previously requested.

Automatic Rebalancing Program

Automatic rebalancing of assets among sub-accounts and the fixed account maintains your desired asset allocation by resetting the account balances to your desired allocations on a quarterly, semi-annual or annual basis.  This discipline has the effect of transferring money from accounts that have earned more to those that have not performed as well, thus “buying lower, selling higher,” and ensures that your overall allocation remains consistent with your personal investment strategy.  Automatic rebalancing may not be available if dollar cost averaging is in place.

We currently do not charge a fee for this service. However, we may charge a fee in the future for automatic rebalancing transfers.

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Rider Benefits

Certain riders are automatically issued with your policy, subject to certain issue age limits and underwriting requirements.  Riders may not be available in all states and rider benefits may vary by state.  There is no additional cost of insurance charge for these riders.  These riders are:

•                  The Estate Protection Rider. This rider provides additional term insurance during the first four policy years in an amount equal to 125% of the Specified Amount of the policy.

•                  An Accelerated Death Benefit Rider.  These riders give you access to a portion of the Death Benefit of your policy in the form of an advance if the Insured meets the requirements in the riders approved in your state.  No advance can be taken until after the death of the first Insured.  We may charge an Administrative Fee up to $150 per advance.  Riders may not be available in all states and benefits vary by state.  Subject to the terms of the riders, you may be eligible to obtain an advance of the Death Benefit upon the occurrence of one or more of the following qualifying events as experienced by the Insured:

•                  The Insured is diagnosed with a Terminal Illness.

•                  The Insured is diagnosed with a Chronic Illness defined as being unable to perform 2 of 6 Activities of Daily Living without assistance for at least 90 days due to a loss of functional capacity.  An advance will not be paid until 24 months after the Policy Date for the qualifying event of Chronic Illness, unless an Accidental Bodily Injury that occurs after the Policy Date causes the Chronic Illness.

•                  The Insured is diagnosed with a Specified Medical Condition.

Advances of the Death Benefit will be secured by a lien on the Death Benefit payable under the policy.  Interest will be charged on the amount of any advance.  The lien will be increased each month to pay the monthly policy charges.  Unpaid premiums may increase the amount of the lien.  A lien may be increased, if necessary, to keep the policy in effect, subject to the Maximum Lien Amount.  Any lien and lien interest will be deducted from the Death Benefit payable on the policy.

•            The Change of Insured Rider for business-owned policies.  This rider permits the business owner to apply to replace the insured under the policy with a new insured. A change of insured is subject to underwriting requirements.  A change of insured will be treated as a surrender in full of the policy for tax purposes, which may result in taxable income.

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There are a number of optional insurance benefits that may be available to you by rider for an additional cost.  The availability of these riders may be limited by issue age and underwriting requirements.  These riders are:

•            The Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR). This rider provides additional permanent insurance coverage (the “additional life rider specified amount”) on the lives of the insureds, at a lower cost than the coverage provided under the base policy.  The additional life rider specified amount will be added to the Specified Amount of the base policy in determining the death benefit. The coverage under this rider will be included in the net amount at risk for the policy and will be charged a monthly cost of insurance charge.  The current monthly cost of insurance charge rates for the portion of the net amount at risk that is attributable to this rider will be lower than the current monthly cost of insurance charge rates we charge for the base policy coverage.  (We guarantee the rates will never exceed the guaranteed maximum monthly cost of insurance charge rates shown in your policy.) We also charge a monthly per $1,000 charge for this rider not to exceed $0.03378 per $1,000 of additional life rider specified amount.

•            The Extended No-Lapse Guarantee Rider. This rider provides a no-lapse guarantee that begins when the term no-lapse guarantee provision under the policy ends.  This no-lapse guarantee terminates on the day before the policy anniversary on which the younger insured is or would have been age 120.  This no-lapse guarantee will have a different minimum monthly premium than the term no-lapse guarantee under the policy, and the minimum premium test will apply from the date we issue the policy.  You may have to pay more premium to meet the lifetime no-lapse guarantee minimum premium test than you had to pay to meet the term no-lapse guarantee minimum premium test.  Availability of this rider may be limited by the amount of additional life rider Specified Amount you have purchased. The monthly cost for this rider will be $0.01 per $1,000 of Specified Amount (plus any additional life rider Specified Amount), due on each monthly anniversary day beginning when the term no-lapse guarantee under the policy ends.

•            The Extended Coverage Benefit Rider. This rider replaces the extended coverage provision in the policy. If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is or would have been age 120, the policy will continue and the amount of the death benefit will be equal to the greater of the Specified Amount (plus any additional life rider Specified Amount) or the cash surrender value, less any indebtedness.

•            The Overloan Protection Rider. This rider will prevent your policy from lapsing due to excessive policy loans.  To receive the rider benefit, you must elect to receive it by sending us written notice and satisfy the following conditions:  (1) the insured is age 75 or older; (2) the policy is in its eleventh policy year or later; (3) the outstanding indebtedness is greater than 92.5% but less than 96% of the account value; and (4) the outstanding indebtedness must be greater than the Specified Amount.  Condition three (3) may be satisfied by repaying a portion of a loan.  Condition four (4) may be satisfied by reducing the Specified Amount.

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When the rider benefit is elected, your policy will be changed as follows:  (1) your death benefit will be Death Benefit Option 1; (2) you may not change the Specified Amount or the Death Benefit Option; (3) you may not make additional premium payments, though you may make loan repayments; (4) you may not make partial withdrawals or request additional loans; (5) no monthly policy charges will be deducted; (6) any attached riders with a separate charge, other than an Additional Life Rider, will terminate; (7) indebtedness will remain outstanding, but the policy loan interest rate will be set equal to the current loan crediting rate; and (8) for policies with more than one account option, all amounts not allocated to the Loan Account, if any, must be allocated to the Fixed Account.  Your new Specified Amount under the policy will equal 105% of:  (1) the Account Value on the date the benefit is elected; less (2) the rider charge.

There is a one-time charge for the rider equal to the Overloan Protection Rider Charge multiplied by the account value on the date you make an election to receive the rider benefit.  This charge will be deducted from your account value, but there will be no charge if the rider benefit is never elected.  We may charge less than the maximum rate shown on the Policy Schedule, and the charge may vary by the age of the insured on the date of election.

•                  The Enhanced Cash Value Rider.  This rider provides enhanced cash values in the first four policy years by reducing the base policy surrender charges in those years.  The lower surrender charges apply only to the initial Specified Amount.  Regular base policy surrender charges would apply to any increase. The benefit of this rider is an accounting benefit for business-owned policies that are permitted to deduct premium only to the extent of the policy’s cash value.  The charge for this rider is due on each monthly anniversary day during the first policy year.  The maximum monthly cost for the rider is $0.43 per $1,000 of base policy Specified Amount.  If the rider is in place, the maximum surrender charges for the initial Specified Amount for the first four policy years (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $24.34 per $1,000 of Specified Amount.

Policy Year	1	2	3	4
Maximum Surrender Charge Rate	60%	82.5%	105%	137.5%

•            The Other Insured Term Rider. This rider allows you to purchase term insurance on the life of a single insured for a cost of insurance charge that depends on the age, sex and risk class of the other insured on the date the coverage is purchased. Multiple other insureds may be covered under the rider. Other insured coverage terminates on the day before the policy anniversary on which the other insured is age 95.  The rider includes a conversion privilege with respect to each Other Insured that will continue until the earlier of: 1) the day before the policy anniversary on which the Other Insured is age 79; 2) 60 days after an event causing termination of this rider under subsection (b) of the Termination of This Rider section.  This rider has a target premium associated with it. The maximum cost of insurance charge rate is

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$31.56 per $1,000 of the other insured benefit amount for a standard male tobacco user. The rate would be higher for a substandard rating.

Riders may not be available in all states and may be subject to age or other issue limitations.  Please consult with your insurance agent/registered representative.

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Conversion and Policy Split Option

In most states, you may convert the policy to a fixed policy within the first two policy years, or within 60 days of the later of notification of a change in the investment policy of Separate Account 1 or the effective date of such change.  In most states, we will transfer all of your variable account value into the fixed account at no charge, and the sub-accounts will no longer be available as investment options.  Policy charges will continue to apply.  In some states we will convert your policy to a different fixed benefit whole or universal life product offered by us or one of our affiliates.

In most states, you may elect to split the policy into two single life policies within 6 months of the date a final divorce decree of the insureds has been in effect for 6 months or the date of a change in federal tax law resulting in a repeal of the unlimited marital deduction or a 50% reduction in the maximum estate tax bracket.  The policy split option is subject to specific conditions of the policy.  Further, if the new policies would not be treated as life insurance for federal tax purposes, we can refuse to issue the new policies.  See the Taxes section of this prospectus.

Policy Changes

We may make changes to the policy, without prior approvals, in certain circumstances in order to comply with changes in the law.  In some states, you have the right to accept or reject certain types of changes. We will notify you of any changes we make to the policy.  This notice may be provided in the form of an amended prospectus.

We may adjust policy values and/or proceeds, without prior approval, if we discover there has been a misstatement in age or sex that resulted in us charging incorrect policy charges.

Separate Account 1 is currently operated as a unit investment trust. We may operate Separate Account 1 as a management investment company or any other form permitted by law. We may also deregister Separate Account 1 if registration with the SEC is no longer required.  We will obtain the approval of the SEC if required.

If applicable rules and regulations change and permit us to vote the shares of a fund directly, we may cease asking policy owners for voting instructions. We may also change the manner in which we calculate the number of shares for which you can provide voting instructions if the applicable rules and regulations change, or if our interpretation thereof changes.

We may add, delete or combine sub-accounts. We may also substitute a new fund or similar investment option for the fund in which a sub-account invests. A deletion or substitution of a fund may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in a fund’s investment strategies or restrictions, a change in the availability of the fund for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from policy owners.

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We may impose additional tax charges against the sub-account accumulation unit values if additional federal, state or local taxes are imposed on Separate Account 1 or on the policy due to a change in tax laws or regulations.

Assignment of Policy

You may assign your policy. We will not be bound by an assignment until we receive and record written notice of the assignment at the Columbus Life Insurance Company, P.O. Box 5737, Cincinnati, Ohio 45201-5737.  Your rights and the rights of your beneficiary will be affected by an assignment. We are not responsible for the validity or any tax consequences of an assignment.

Contestability

We may contest the validity of coverage under a policy, based on information provided in an application, within two years of the date the coverage became effective. (If you do not notify us of the death of the first insured that occurred during the two-year period, the policy may remain contestable with respect to that insured beyond the two-year period.) In some states, we may be able to contest, at any time, the validity of a policy for fraud.  We can deny a claim made under a policy if the terms and conditions of the policy are not satisfied.

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PREMIUMS

Premium Payments

Your initial premium payment must equal at least the minimum monthly premium for the term no-lapse guarantee.  See the Term No-Lapse Guarantee Premium section of this prospectus. Thereafter, you can vary the amount and frequency of your premium payments. However, if you do not pay enough premium to cover the monthly policy charges or to meet the no-lapse guarantee premium test, your policy will lapse after the applicable grace period ends.  See the Lapse and Reinstatement section of this prospectus.

The minimum amount of any premium payment we will accept is $50 unless you make premium payments through an automatic payment plan.  If you make payments through an automatic payment plan, we will accept amounts less than $50. There is no maximum premium payment except that we reserve the right to reject any premium payment if, in our opinion, accepting the payment would mean the policy would not qualify as life insurance under federal tax laws.

You may give the initial premium payment to your insurance agent/financial representative. You should send subsequent premium payments to the Columbus Life Insurance Company, P.O. Box 641500, Cincinnati, Ohio 45201-1500.  As an alternative to mailing payments, we currently offer the following automatic payment plans:

•                  Pre-authorized checking or savings account deductions (monthly, quarterly, semi-annually, annually)

•                  In some circumstances, employer or employer plan payments (weekly, bi-weekly, monthly)

If you set up an automatic payment plan, you may terminate it at any time.  If you set up a pre-authorized checking or savings account payment plan, we require four days’ notice to change the amount or the timing of the deduction.  If payments are made by an employer or employee plan, any changes to the payment plan must be made through the employer.

Planned Premium

Planned premium is what you tell us you plan to pay.  You may change the amount of your planned premium at any time.  If you have not set up an automatic payment plan, we will send you statements indicating when a planned premium payment is due. Your insurance agent/financial representative will provide you with an illustration showing the hypothetical effect of making planned premium payments at various hypothetical levels of sub-account performance. Generally, you would continue to make planned premium payments until the policy anniversary the younger insured is (or would have been) 120 years of age or until the second insured dies, if earlier. It is more likely that your policy will stay in force if you continue to make the planned premium

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payments, but paying planned premiums does not guarantee that your policy will not lapse. The amount you may need to pay to keep the policy in force may be higher than the planned premium.

Net Premium

Net premium is the amount of the premium you pay less the premium expense charge and state tax charge.  The net premium is the amount that will be allocated to the investment options.

Target Premium

Target premium is a level of premium we use to determine certain charges (or maximum charges) under a policy.  Target premium is independent of the amount of premium you pay or plan to pay under a policy.  The target premium depends on the age, sex and risk class of each insured on the date the policy is issued. Certain riders may also have a target premium associated with them, which will be included in the total target premium for the policy. If you add or remove rider coverage, target premium will increase or decrease if the rider has a target premium associated with it. If you decrease the Specified Amount of the policy, the target premium will decrease in proportion to the decrease in coverage.  The target premium will be shown in your policy.

Term No-Lapse Guarantee Premium

If you pay the minimum monthly premium for the term no-lapse guarantee on time, we guarantee your policy will not lapse until the earlier of 1) the policy anniversary prior to the date the younger insured is (or would have been) age 90 or 2) the 20th policy anniversary.  If you do not pay the minimum premiums on time, the amount needed to prevent the policy from lapsing will be the minimum monthly premium that should have been paid with interest accrued at 3%.  We will deduct withdrawals and indebtedness from your premium payments to determine if you have met the minimum premium test or not.

Payment of the minimum monthly premium does not guarantee that your policy will have a positive net cash surrender value after the guarantee period ends.  You may need to make significant additional premium payments in order to keep your policy in force after the term no-lapse guarantee ends.

The amount of the term no-lapse guarantee premium depends on the insureds’ risk classes, ages and sexes, and the amount of insurance coverage. We determine this minimum premium when we issue the policy, and redetermine it when you add or remove optional rider coverage, or when the Specified Amount decreases.  If we increase or decrease the minimum premium, the new minimum premium applies from the redetermination date forward. The minimum premium will be shown in your policy.

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DEATH BENEFIT

Death Benefit

The minimum death benefit under any policy is the greater of:

1)             the Specified Amount of the policy; or

2)             the account value multiplied by the applicable death benefit factor.

The death benefit payable under your policy depends on the death benefit option you select.  Option 1 is the same as the minimum death benefit described above.  Option 2 is the greater of:

1)             the Specified Amount of the policy plus the account value; or

2)             the account value multiplied by the applicable death benefit factor.

The account value multiplied by the applicable death benefit factor is the “corridor”, or minimum, death benefit required by federal tax law.  See the Table Of Death Benefit Factors And Example Of Death Benefit Calculation section of this prospectus.

The amount of the death benefit is determined as of the date of the second insured’s death. Any indebtedness outstanding as of the second insured’s date of death will be deducted from the death benefit amounts described above. The death benefit will be paid when we have received proof of the death of the insured, and proof of the interest of the claimant, satisfactory to us.

The Specified Amount is a fixed amount of death benefit you select, subject to a minimum specified amount of $250,000.

The option 1 or option 2 death benefit is in effect only until the policy anniversary the younger insured is or would have been age 120.  After that date, the policy is continued under the extended coverage benefit.  See the Extended Coverage Period section of this prospectus.

The investment performance of the sub-accounts as well as the level of policy charges deducted from your policy will affect the value of the corridor death benefit and the value of the option 2 death benefit. Higher investment performance will mean a higher account value and therefore a higher corridor death benefit and a higher option 2 death benefit.  Higher levels of policy charges will reduce your account value. A lower account value will reduce these death benefit values.

The amount of the death benefit will be higher if you choose option 2 than if you choose option 1. However, your monthly cost of insurance charges will be higher if you choose option 2 because our net amount at risk will be higher. This means your account value will be less than if you had chosen option 1.

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Table Of Death Benefit Factors And Example Of Death Benefit Calculation

Federal tax law requires that the death benefit under a life insurance policy be no less than a “corridor” amount. The corridor amount is the account value multiplied by the applicable factor from the table below.  Death benefit factors depend on the age the younger insured is or would have been as of the date of the second death.

Younger Insured’s Age Last Policy Anniversary	Death Benefit Factor	Younger Insured’s Age Last Policy Anniversary	Death Benefit Factor

1 through 40	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 through 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 or higher	1.00
60	1.30

Following is an example of how we calculate the death benefit.

Option 1	Option 2

Facts:

•        The younger insured’s age is less than 40 years old as of the date of the second death (applicable death benefit factor = 2.50).

•        Policy’s Specified Amount is $250,000.

•        There have been no loans taken against the policy.

•        The account value is $125,000.

Under option 1, the death benefit would be the greater of $250,000 and $312,500 ($125,000 multiplied by 2.50).	Under option 2, the death benefit would be the greater of $375,000 ($250,000 plus $125,000) and $312,500 ($125,000 multiplied by 2.50).

Therefore, the death benefit would be $312,500.	Therefore, the death benefit would be $375,000.

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Suicide Exclusion

If death of either insured occurs within two years of the date we issue the policy (or date of reinstatement in most states) as a result of suicide, we will pay only a limited benefit equal to the premium payments paid less any indebtedness and any withdrawals (including withdrawal fees), and less the monthly costs of insurance on persons other than the insureds ever covered by rider.  We will pay you the net cash surrender value if it is greater.  If the first insured died by suicide, the surviving insured may use the benefit paid as a premium on a single life policy.

Effective Date of Coverage and Temporary Insurance

If we approve your application, the insurance coverage provided by your policy will be effective when you have received the policy, signed any applicable amendments to the application, and paid the required minimum initial premium while both insureds are alive and in the same health as indicated in the application. If we do not approve your application, we will notify you and return any premium you have paid.

You may be eligible for temporary insurance coverage between the date of your application and the effective date of your policy if you pay the required minimum initial premium with the application and meet certain underwriting standards.  The amount of temporary insurance coverage is subject to a maximum of $500,000. Such coverage will remain in effect for a maximum of 90 days and is subject to other restrictions.  The temporary insurance agreement is included in the application form.

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Changes to Coverage

You can request a decrease in the Specified Amount of your policy at any time after the first policy anniversary. You cannot decrease the Specified Amount below $250,000.  The minimum amount of any decrease is $25,000. Your monthly cost of insurance charges will be lower immediately following a decrease because our net amount at risk will be lower.  You may not increase the Specified Amount.

If you have additional life rider coverage, any requested decrease will be allocated proportionately between the base policy specified amount and additional life rider Specified Amount. You may eliminate additional life rider Specified Amount only after the base policy Specified Amount has been reduced to $250,000.

After the first policy year, you may change the death benefit option. We must approve any change in your death benefit option.  Changes in your death benefit option will be effective on the first monthly anniversary day after we approve your request.  If you change from option 1 to option 2, we will reduce the Specified Amount by the amount, if any, needed to keep the death benefit the same both before and after the change. We will not allow this change if it causes the new Specified Amount to fall below $250,000.  Your monthly cost of insurance charges will tend to be higher over the life of the policy if you change to option 2 because our net amount at risk will be higher.

If you change from option 2 to option 1, we will increase the Specified Amount by the amount, if any, needed to keep the death benefit the same both before and after the change. Your monthly cost of insurance charges will tend to be lower over the life of the policy if you change to option 1 because our net amount at risk will be lower.

Extended Coverage Period

If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is age 120, the policy will continue under the extended coverage provision. We will permanently transfer all of your variable account value into the fixed account.  We will set the interest rate on any outstanding loans equal to the interest rate we pay on loan collateral.  We will no longer accept premium payments, allow loans, or deduct policy charges.  The death benefit will be revised to equal the net cash surrender value of the policy, or, if you have purchased the Extended Coverage Benefit Rider, the death benefit will be revised to equal the greater of the Specified Amount, less indebtedness, or the net cash surrender value of the policy.  You may make withdrawals or surrender the policy in full at any time during the extended coverage period. Partial withdrawals may reduce the death benefit.

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Payment Options

We will pay the death benefit in a lump sum or under an income plan you or the beneficiary selects. If neither you nor the beneficiary selects an income plan, we will make a lump-sum payment of the proceeds. We typically make this lump-sum payment to a special account maintained by us. We provide the beneficiary with a checkbook to access these funds from that special account.

If you or the beneficiary select an income plan, we will send you a separate written agreement putting the plan into effect. The following income plans are available in addition to other plans we may make available in the future or upon request:

Income Plan 1	Payments for Fixed Period — we make monthly payments for a fixed number of years.

Income Plan 2	Payments for Life—Guaranteed Period — we make monthly payments for a guaranteed period or the life of the payee, whichever is longer.

Income Plan 3	Payments of a Fixed Amount — we make monthly payments of a fixed amount until an amount equal to the proceeds plus accrued interest has been paid.

Income Plan 4	Life Annuity—No Guaranteed Period — we make monthly payments for the life of the payee.

Income Plan 5	Joint and Survivor — we make monthly payments as long as one of two payees is alive.

Minimum guaranteed payments under any of these income plans are calculated with a minimum effective annual interest rate of 3%.  In addition, minimum guaranteed payments under life income plans are based on the Annuity 2000 Table, with Projection Scale G, adjusted for age last birthday. Payments under an income plan do not vary with the investment experience of the sub-accounts.

While an insured is alive, you may select an income plan under which we will pay the death benefit of your policy. If the second insured dies and you have not selected an income plan, the beneficiary may select an income plan. If you select an income plan before the second insured’s death, the beneficiary may not change the income plan after the second insured’s death.

The income plan selected and the time when the income plan is selected can affect the tax consequences to you or the beneficiary. You should consult your tax advisor before selecting an income plan.

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POLICY VALUES AND VALUATION

Account Value

The policy’s account value has a cash value that you may withdraw, or borrow against, subject to certain limits and to the charges described in this prospectus.  Cash value is equal to the account value minus surrender charges.  The account value is the sum of your value in the sub-accounts, the fixed account and the loan account at any time.  The account value varies with the investment experience of the sub-accounts.  There is no guaranteed minimum account value.

Net Cash Surrender Value

The net cash surrender value is the account value less any outstanding indebtedness and less any surrender charge that would apply on a full surrender or termination of your policy.

Valuation of the Sub-Accounts

The value of your interest in a sub-account is measured in accumulation units. An accumulation unit is an accounting unit of measure. It is similar to a share of a mutual fund. The value of an accumulation unit (“accumulation unit value”) varies from day to day depending on the investment performance (and expenses) of the fund in which the sub-account is invested.

The accumulation unit value of each sub-account is calculated at the end of each valuation date. A valuation date is any day the New York Stock Exchange is open for business. The value of an accumulation unit at the close of any valuation date is determined for each sub-account by multiplying the accumulation unit value of the sub-account at the close of the immediately preceding valuation date by the “net investment factor” (described below). Depending upon investment performance of the underlying fund in which the sub-account is invested, the accumulation unit value may increase or decrease.

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The net investment factor for each sub-account for any valuation date is determined by dividing (a) by (b), where:

(a) equals:	(1) the net asset value per share of the underlying fund at the end of the current valuation date, plus

(2) the per share amount of any dividend or capital gain distribution made by the underlying fund on shares held in the sub-account if the “ex-dividend” date occurred between the end of the immediately preceding valuation date and the end of the current valuation date, plus or minus

(3) a per share charge or credit for any taxes incurred, which are determined by Columbus Life to have resulted from the investment operations of the sub-account between the end of the immediately preceding valuation date and the end of the current valuation date;

(b) is the net asset value per share of the underlying fund determined at the end of the immediately preceding valuation date.

When you allocate net premium or transfer amounts to a sub-account, your account value is credited with accumulation units. Other transactions, such as withdrawals and payments of monthly policy charges, will decrease the number of accumulation units. The number of accumulation units added to or subtracted from your account value is calculated by dividing the dollar amount of the transaction by the accumulation unit value for the sub-account at the close of trading on the valuation date when we process the transaction.

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SURRENDER AND PARTIAL WITHDRAWALS

Surrender

You may surrender your policy and withdraw all of your net cash surrender value. We assess a surrender charge if you surrender your policy in full during the first 12 policy years. A full surrender will terminate your policy. A full surrender of your policy may have tax consequences.

Partial Withdrawals

At any time after the first policy year, you can withdraw part of your net cash surrender value less any applicable withdrawal fees. We charge a fee of $50 for each withdrawal after the first in a policy year. Each withdrawal must be at least $500.

Withdrawals and related fees will reduce your account value. We deduct the amount withdrawn (and any applicable withdrawal fee) on a pro-rata basis from each of your investment options. No withdrawal may be made that would reduce your net cash surrender value below $250.

Except when your death benefit is death benefit option 2, a withdrawal may also reduce the Specified Amount of your policy. (If a withdrawal would cause the difference between the death benefit and the account value to increase after the withdrawal, our net amount at risk would increase.  To offset this increase, we will decrease the Specified Amount by the amount needed to keep that difference the same.) No withdrawal can reduce the Specified Amount of your policy below $250,000.

A withdrawal may have tax consequences. See the Taxes section of this prospectus.

Canceling the Policy without Penalty

You may cancel the policy within 10 days after you receive it. The period may be longer in some states. If you cancel your policy during this free look period, we will refund to you all premiums allocated to the fixed account, all charges we deducted from your policy, and the current value of premiums you allocated to the sub-accounts calculated on the day we receive your notice of cancellation. In some states we refund all premiums you paid.

To cancel your policy, you must return it either to us at the Columbus Life Insurance Company, P.O. Box 5737, Cincinnati, Ohio 45201-5737, or to one of our agents, within the free look period.

After the free look period ends, you can surrender the policy for its net cash surrender value by notifying us in writing, but you cannot cancel the policy without incurring any charges.

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Delay in Payment

We will generally send payments and loan proceeds to you within 7 days of the date we process your surrender, withdrawal or loan request. We may delay payments from a sub-account for any of the following reasons:

•                  You have made a premium payment by check or preauthorized transfer that has not cleared the banking system.

•                  The New York Stock Exchange is closed on a day that it normally would be open.

•                  The Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted.

•                  The Securities and Exchange Commission has determined that, because of an emergency, it is not reasonably practicable for the sub-accounts to sell securities or to fairly determine the value of their investments.

•                  The Securities and Exchange Commission permits us to postpone payments from the sub-accounts for your protection.

We may delay transfers from the sub-accounts for the same reasons.

We reserve the right to delay payments or transfers from the fixed account for up to 6 months or a shorter period if required by state law. We do not expect to delay payments from the fixed account and we will notify you if there will be a delay.

LOANS

You can borrow money from us by using your policy as the sole collateral for the loan. The most you can borrow against your policy is 90% of your net cash surrender value, less an amount equal to the monthly policy charges for the next two months.

If you borrow money, we will transfer an amount equal to the amount of the loan from each of your investment options on a pro-rata basis to your loan account. Your loan account holds the collateral for your loan. Because the amounts transferred to the loan account do not participate in the experience of the sub-accounts or the fixed account, a loan can have a negative effect on both the policy’s account value and death benefit, whether or not the loan is repaid.

We pay interest on your loan account. The minimum interest we pay is 3% annually.

We charge interest on the amounts you borrow at a maximum loan interest rate of 4% annually. The loan interest rate is fixed for the life of the loan. Interest is due on each policy anniversary and on the date the loan is repaid. If you do not pay the interest when it is due, we will treat it as an additional loan.

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You can repay all or part of your loan at any time while an insured is living. When you make a payment toward the principal amount of your loan, we transfer the amount of the loan payment from your loan account back to your investment options on a pro-rata basis according to your allocation instructions at that time. You must specifically designate a payment as a loan repayment or we will treat it as an additional premium payment instead.

If you do not repay the loan before the second insured dies, we will deduct the outstanding loan amount (“indebtedness”) when determining your death benefit. If you do not repay the loan before you surrender your policy, we will deduct the indebtedness to determine the net cash surrender value proceeds.

If the indebtedness causes your net cash surrender value to become negative, we can terminate your policy. We will tell you that we intend to terminate your policy by mailing a notice to you at least 61 days before we terminate your policy. The notice will tell you the minimum amount of loan repayment that you must pay to keep your policy in force. We will mail the notice to your address as shown on our records. If our records indicate that someone holds your policy as collateral, we will also mail a copy of the notice to that person’s address as shown on our records.

Note that if a policy is surrendered or lapses with outstanding indebtedness, the indebtedness will be deemed to be a distribution subject to ordinary income tax.

LAPSE AND REINSTATEMENT

If your net cash surrender value on a monthly anniversary day is not sufficient to pay the monthly policy charges for the current month, and your policy does not meet the minimum premium test under the no-lapse guarantee (during the no-lapse guarantee period) your policy will enter a grace period.  A grace period is a 61-day period that starts on the day after we mail you a notice.  We will mail grace period notices to you at your address as shown on our records.  We also mail these notices to anyone holding your policy as collateral as shown on our records at the collateral holder’s address as shown on our records.  The notice will tell you the amount of premium you need to pay to keep the policy in force.  The amount will be the lesser of 1) the amount needed under the no-lapse guarantee to keep the policy in force through the end of the grace period; or 2) the premium needed to pay the monthly policy charges due through the end of the grace period. If you have outstanding indebtedness, you will also have the option of making loan repayment sufficient to keep the policy in force.

If you do not pay the needed premium or loan repayment, your policy will lapse, or terminate, at the end of the 61-day grace period.  If you pay the needed premium or loan repayment, your policy will continue in force.  If the last surviving insured dies during the grace period, we will deduct the monthly charges due from the death benefit.

You may apply to reinstate the policy within five years (or a shorter period in some states) after the date it lapses.  The policy can be reinstated if either 1) both insureds are alive or 2) one insured

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is alive and the policy ended after the death of the other insured. In order to reinstate, we must approve your application for reinstatement, you must pay any past charges due plus charges for three months beyond the date of reinstatement, and you must repay or reinstate any indebtedness.

TAXES

Following is a summary of the material federal tax consequences to an owner and beneficiary of a policy. State and local taxes are not discussed herein. This summary is for your information.  We do not guarantee that the policy will always receive the tax treatment described.  This summary is general in nature. It is not tax advice.  You should consult a qualified tax advisor for more complete information.

This discussion is based on federal income tax law and interpretations in effect as of the date of this prospectus and is subject to later changes in such tax law or interpretations.  This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident.  The tax effects for an owner who is not a natural person, U.S. citizen or U.S. resident may be different than the effects discussed herein.

Tax Status of Policy

We intend for the policy to meet the definition of a “life insurance contract” under Section 7702 of the Internal Revenue Code (“Code”). The earnings in a policy meeting the definition of “life insurance contract” are tax-deferred until withdrawn. The death proceeds are generally excluded from the beneficiary’s gross income.  A policy could fail to qualify as a “life insurance contract” if excessive premiums are paid into the policy.  We monitor premium payments and will refuse to accept premiums that would cause the policy to fail to qualify as life insurance.

Modified Endowment Contract

A modified endowment contract (“MEC”) is a life insurance contract that is issued in exchange for a MEC, or a life insurance contract that does not satisfy the “7-pay test”.  The 7-pay test compares the actual premium paid in the first 7 policy years against a pre-determined premium amount as set forth in Code Section 7702A.  If there is a material change to a policy, such as a change in the policy’s death benefit, a policy may be subjected to a new 7-pay test to determine if the change has caused the policy to become a MEC. The new 7-pay test may be over the same, or a new, 7-year period.

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Tax Consequences of Withdrawals and Loans

Tax treatment of distributions depends on whether a policy is a modified endowment contract or not. The following table indicates the tax treatment loans and withdrawals ordinarily receive.

	Policy is Not a MEC	Policy is a MEC
Withdrawals	Deemed to be distribution of cost basis first, then earnings. Distributions of cost basis not subject to income tax.	Deemed to be distribution of earnings first, then cost basis. Distributions of earnings are subject to ordinary income tax.*

Loans	Not subject to income tax until policy is surrendered or lapses. Outstanding loan amount deemed to be distribution subject to ordinary income tax (in whole or in part) on surrender or lapse.	Loans are subject to ordinary income tax to the extent of any gain in the contract.*

* There will be an additional 10% penalty tax if the policy is a MEC and the distribution occurs before age 59 1/2, unless the policy owner is disabled (as defined under the Code), or if the distribution is part of a series of substantially equal periodic payments for the owner’s life (or life expectancy) or the joint lives (or joint life expectancies) of the owner and a beneficiary under the policy.

There may be exceptions to the above rules.  For example, if a policy is not a MEC, Code Section 7702 places certain restrictions on the amount of premium payments that may be made and the policy’s cash value that can accumulate relative to the death benefit.  When cash distributions are made during the first 15 years after a policy is issued, and such distributions cause a reduction in the death benefit, some or all of such distributions may be includible in income pursuant to Code Section 7702(f)(7).  Policy owners should carefully consider the consequences of initiating any changes in the terms of the policy. Under certain circumstances, a policy, as stated above, may become a MEC, or may become subject to a new 7-pay test as a result of a material change or reduction in benefits.

Accelerated Death Benefits

Whether or not a policy is a modified endowment contract, amounts received under an accelerated death benefit rider may be excludable from gross income under Section 101(g) in some circumstances, but such amounts are not always excludable.  We reserve the right to modify the accelerated death benefit rider as we deem necessary in order to comply with changes in federal tax law and to preserve the status of a policy as a life insurance contract.  You should consult a qualified tax advisor regarding the possible consequences of receiving an accelerated death benefit.

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Extended Coverage

Due to uncertainties in interpretations of current tax law, it is uncertain whether a policy will fail to qualify as a life insurance contract if coverage is continued beyond the younger insured’s age 120.  You should consult a qualified tax advisor regarding the possible tax consequences of continuing coverage beyond the insured’s age 120.

Policy Split Option

The policy split option permits a policy to be split into two single life policies upon the occurrence of certain events. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code.  If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split.  In addition, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes, and if so, whether they would be classified as modified endowment contracts.  Before the policy owner exercises rights provided by the policy split option, it is important to consult a qualified tax advisor regarding the possible consequences of a split.

Tax Consequences on Insured’s Death

Death proceeds payable to a beneficiary under a policy meeting the definition of a “life insurance contract” are generally excludable from the beneficiary’s gross income.

If the owner is an insured under the policy, the death benefit under the policy generally will be includible in the owner’s estate for purposes of federal estate tax if: (1) the proceeds were payable to or for the benefit of the owner’s estate; or (2) the owner held any “incident of ownership” in the policy at death or at any time within three years of death.  An “incident of ownership” is, in general, any right that may be exercised by the owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

Death of Owner Who is Not the Insured

If the owner is not an insured under the policy, and the owner dies before the insured, the value of the policy, as determined under U.S. Secretary of Treasury regulations, is includible in the owner’s estate for federal estate tax purposes.

Transfers

If a policy owner transfers ownership of a policy to another person, the transfer may be subject to federal gift tax.  In addition, if a policy owner transfers ownership to a person two or more generations younger than the owner, the transfer may be subject to generation-skipping transfer

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tax.  The generation-skipping transfer tax (“GST”) provisions generally apply to transfers that would be subject to the gift and estate tax rules.

Federal Estate and Gift Tax

Federal estate tax is integrated with federal gift tax under a unified rate schedule.

Higher Estate Tax Exemption and Lower Rates.  The 2010 Tax Relief Act (“2010 TRA”)increases the basic exclusion amount to $5 million, indexed for inflation after 2011. 2010 TRA §302(a). The 2010 TRA also reduces the top estate tax rate to 35 percent, creating a flat 35 percent estate tax on estates above the basic exclusion amount. These rules apply with respect to estates of decedents dying after December 31, 2009, and before January 1, 2013.

Congress enacted the American Taxpayer Relief Act of 2012 (“ATRA 2012”) on January 1, 2013, making the estate, gift and GST tax rules that 2010 TRA implemented permanent.  Under 2010 TRA, the estate and GST exemptions were $5 million for 2010-2012, with an inflation adjustment to $5,120,000 for 2012.  ATRA 2012 made this exemption level permanent, so that the $5 million exemption will be adjusted annually for inflation for all tax years beginning after 2012.  The exemption amount for 2015 is $5,430,000 and the maximum estate, gift and GST tax rates were permanently increased to 40% for the largest estates.

Due to the complexity of these rules and the changes made in the federal estate, gift and generation-skipping tax laws under the Taxpayer Relief Act of 2012, 2010 Tax Relief Act and the Economic Growth and Tax Relief Reconciliation Act of 2001, you should consult a qualified tax advisor regarding such taxes.

Corporate and Qualified Retirement Plan Ownership

There are special tax issues for corporate and qualified retirement plan owners:

•                  If a policy is purchased by a trust or other entity that forms part of a qualified retirement plan that is qualified as a tax-favored plan under Code Section 401(a) for the benefit of participants covered under the plan, special tax treatment will apply to the policy.

•                  Using a policy to fund deferred compensation arrangements for employees has special tax consequences.

•                  Corporate ownership of a policy may affect an owner’s liability under the alternative minimum tax.

Policy owners should consult a qualified tax advisor regarding these matters.

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Withholding

Distributions from a policy (other than the payment of a tax-free death benefit under the policy) are generally subject to federal income tax withholding. An owner is generally permitted to elect not to have federal income taxes withheld if the owner notifies us in a timely manner of the election (and meets certain reporting requirements as to such election).  A distribution from alife insurance contract is subject to 10% federal income tax withholding on the taxable amount (which cannot be waived) if no taxpayer identification number is provided to Columbus Life.

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PRIOR POLICIES

The following sections describe the material ways in which policies issued prior to January 1, 2009 differ from policies issued on or after January 1, 2009.

Policy Benefits

Policies issued before January 1, 2009 provide life insurance coverage on lives of two insured persons until the younger insured’s age 120, so long as the policy is not surrendered or allowed to lapse.  If the policy is in force, and not in a grace period, on the policy anniversary when the younger insured is age 100, the policy will continue with a death benefit equal to the greater of the Specified Amount and the cash surrender value, less indebtedness until it is surrendered or until the death of both insured persons.

Fee Tables

Periodic Charges Other Than Fund Company Operating Expenses

That DO Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Minimum Charge* (on an annual basis)	Annual charge for two 64-year old standard non- tobacco user insureds, one male, one female**
Optional Rider Charges***

Extended Coverage Benefit Rider — COI	Monthly for last 10 years of policy	$135.00	$0.00	$0.00
		per $1,000 of net amount at risk

Other Insured Term Rider — COI	Monthly	$378.72	$0.72	Charge for a 64-year-old male standard non-tobacco user insured: $20.28
		per $1,000 of other insured benefit amount

*Minimum charges shown are for insured(s) that pose the least risk to us, and are for the first policy year only.  Most cost of insurance charges increase significantly each year.

**Charge shown is charge at issue.  Most cost of insurance charges increase each year as the insured ages, subject to the maximum charges shown.

***Most cost of insurance (“COI”) charges and per $1,000 (“Per $1,000”) charges vary based on individual characteristics. Minimum and maximum charges shown may not be representative of the charges that particular policy owners will pay.  Maximum charges for substandard risk classes may be higher than those shown. You may obtain more information from your registered representative about cost of insurance charges and per $1,000 charges that apply to your policy.

Rider Benefits

•            The Extended Coverage Benefit Rider. For policies issued prior to January 1, 2009, this rider replaces the extended coverage provision in the policy, so that on and after the policy anniversary on which the younger insured is or would have been age 100, the amount of the

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death benefit will be equal to the greater of the face amount (plus any additional life rider face amount) or the cash surrender value, less any indebtedness. The charge for this rider is due on each monthly anniversary day during the ten policy years beginning with the policy anniversary the younger insured is or would have been age 90 and ending with the day before the policy anniversary the younger insured is or would have been age 100.  The maximum cost per $1,000 of face amount (plus any additional life rider face amount) increases uniformly from $1.13 at attained age 90 to $11.25 at attained age 99.  Maximum costs assume an account value of $0.  Actual monthly costs will be lower as the account value approaches face amount (plus any additional life rider face amount), at which point there would be no charge for the rider.

•            The conversion privilege described in the Other Insured Term Rider, is exercisable up to the earliest of: 1) the day before the policy anniversary on which the other insured is age 85; 2) 60 days after the death of the second insured under the policy; or 3) 60 days after the policy anniversary on which the younger insured is or would have been age 100.

Extended Coverage Period

The extended coverage provision for policies issued before January 1, 2009 begins at age 100 of the younger insured.

Cost of Insurance

For policies issues before January 1, 2009, the guaranteed costs of insurance charge were based on the 1980 CSO Mortality Table.  After January 1, 2009, the guaranteed cost of insurance charges were based on the 2001 Mortality Table.  Current costs of insurance charges may be less than guaranteed.

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LEGAL PROCEEDINGS

Columbus Life and its affiliates are or may become involved in various legal actions in the normal course of business.  Although there can be no assurances, as of the date of this prospectus, Columbus Life does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of Columbus Life.  As of the date of this prospectus, Columbus Life, Separate Account 1, and Touchstone Securities, Inc., are not involved in any legal or administrative proceedings that are material to the policies.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2014, and for the periods indicated in the financial statements, the statutory-basis financial statements of Columbus Life as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the statutory-basis financial statements of WSLIC as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, included in the Statement of Additional Information have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included thereon. These financial statements are included in this registration statement in reliance on the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The statutory-basis financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The statutory-basis financial statements of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

53

TERMINOLOGY INDEX

A	M

account value • 41	monthly anniversary day • 19
accumulation unit • 41
accumulation unit value • 41	N

additional life rider spcified amount • 29

net amount at risk • 19
C	net cash surrender value • 41
net premium • 35
cash value • 41
Columbus Life • 11	P

D	planned premium • 34
policy anniversary • 5
death benefit • 36	policy years • 5

E	R

extended coverage • 39	risk class • 24

F	S

fixed account • 17	Separate Account 1 • 11

free look • 5, 43	Specified Amount 36

sub-accounts • 11
G
T
grace period • 45
target premium • 35
I	term no-lapse guarantee • 35

income plan • 40	V
indebtedness • 44
initial premium • 34	valuation date • 42
variable account value • 21
L

loan account • 44

54

STATEMENT OF ADDITIONAL INFORMATION

A statement of additional information (SAI) contains more information about Separate Account 1.  The SAI is incorporated by reference into this prospectus.  You may request that we send you a free copy of the SAI, or you may access it on our website at www.columbuslife.com under “Values and Performance.”

PERSONALIZED ILLUSTRATION

We will provide a free personalized illustration of hypothetical death benefits, account values, and cash surrender values to you upon request.  After the policy is issued, we may charge a fee for each illustration after the first in a policy year.

CONTACT US

Call us at 1-800-677-9595

•                  for a free copy of the SAI

•                  to request a personalized illustration

•                  to request other information about the policy

•                  to inquire about your policy or to request policy transactions*

You may also write to Columbus Life Insurance Company at P.O. Box 5737, Cincinnati, Ohio, 45201-5737.

*We have established security procedures for telephone transactions, such as recording telephone calls. We may also require a personal identification number or other identifying information. We will not be liable for losses due to unauthorized or fraudulent telephone instructions if we follow reasonable security procedures and reasonably believe the instructions are genuine.

You can review and copy other information about the policy, Columbus Life Insurance Company and Separate Account 1 (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  For information about the operation of the public reference room, call the SEC at 1-202-942-8090.  Reports and other information about the Registrant are available on the Securities and Exchange Commission’s website at http://www.sec.gov.  You may obtain copies of the information, for a fee, by writing to the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09337.

Securities Act File No. 333-73390

55

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

PINNACLE II VARIABLE UNIVERSAL LIFE

ISSUED BY COLUMBUS LIFE INSURANCE COMPANY

THROUGH SEPARATE ACCOUNT 1 OF COLUMBUS LIFE INSURANCE COMPANY

This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to the information set forth in the current prospectuses dated May 1, 2015, for the individual and survivorship variable universal life policies offered by Columbus Life Insurance Company through its Separate Account 1.  You should read this Statement of Additional Information in conjunction with the prospectus for the appropriate policy.  Unless otherwise noted, the terms used in this SAI have the same meanings as those set forth in the prospectuses.

You may request a free copy of the prospectus for a policy by calling Columbus Life Insurance Company at 1-800-677-9595, or by writing to us at P.O. Box 5737, Cincinnati, Ohio 45201-5737.  You may also access a copy of the prospectus for each policy on our website at http://www.columbuslife.com under “Values and Performance.”

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES	4

TAXES	6

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Columbus Life Insurance Company

Columbus Life Insurance Company (Columbus Life) is a stock life insurance company organized under the laws of the State of Ohio on September 8, 1986. It is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888, which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company, a mutual holding company organized under the laws of the State of Ohio on September 19, 2000. Columbus Life issues insurance and annuity contracts and is located at 400 East Fourth Street, Cincinnati, Ohio 45202. Columbus Life is subject to supervision by the departments of insurance of the various states in which it is licensed to transact business.

Separate Account 1

Columbus Life established Columbus Life Insurance Company Separate Account 1 (Separate Account 1) under Ohio law on September 10, 1998. Separate Account 1 is registered with the SEC as a unit investment trust.

Deutsche, Fidelity, Franklin Templeton, Guggenheim, Invesco, Janus, Morgan Stanley, Oppenheimer, PIMCO, Putnam, and Touchstone funds offer shares to Separate Account 1 and to other separate accounts of affiliated and unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies, and may also offer shares to certain qualified plans.  Touchstone funds offer shares to the separate accounts of affiliated life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken.

If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its investment in a fund. If it becomes necessary for a separate account to replace its shares of a fund with another investment, the fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the funds are subject to conditions imposed by the Securities and Exchange Commission that are designed to prevent or remedy any conflict of interest. These conditions require the Board of Trustees of each fund to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

The Western and Southern Life Insurance Company

The Western and Southern Life Insurance Company (WSLIC) is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is an affiliate of Columbus Life.

3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES

Administration

Columbus Life has responsibility for administration of Separate Account 1 and the variable universal life insurance policies issued through the separate account.  Columbus Life has entered into a service agreement with WSLIC, an affiliated company, to provide certain services, including administrative services for the Separate Account and the policies.  Compensation for these services, which are paid by Columbus Life, is based on the charges and expenses incurred by the service provider, and will reflect actual costs to the extent reasonably possible.

Custodian

Columbus Life is the custodian of the assets of the Separate Account.  The shares are held in book-entry form.  Columbus Life maintains a record of all purchases and redemptions of shares of the underlying portfolios.

Underwriter

Touchstone Securities, Inc. (TSI) is the sole distributor of the policies.  TSI is a wholly-owned subsidiary of Western Southern Life Assurance Company (WSLAC) which is a wholly-owned subsidiary of WSLIC.  TSI is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC).

Sales

The policies will be sold by registered representatives of TSI, or other broker-dealers who have entered into agreements with TSI, who are licensed as insurance agents and appointed with Columbus Life. They are registered under the Securities Exchange Act of 1934 and are members of FINRA.

The offering of the policies is continuous. Columbus Life does not anticipate discontinuing offering the policies, although it reserves the right to do so.

We make payments to broker-dealer firms that distribute our policies in the form of commissions and other incentives.  Broker-dealers or registered representatives may be paid commission of up to 120% of the first year target premium and up to 3% of all premiums in excess of first year target premium.  Each year thereafter, Columbus Life may pay a commission of 3% or less on all premiums paid on a policy. Each year after the first, Columbus Life may also pay a service fee of 0.20% or less of the account value, less any indebtedness.  Other allowances and overrides may also be paid. Registered representatives who meet certain profitability and productivity thresholds may be eligible for additional compensation.

4

Sales commissions attributable to the Columbus Life individual and survivorship variable universal life policies (including certain policies that are no longer available for sale) paid by Columbus Life to TSI over the last three years are shown below.

	Sales	Amounts
For the Year Ended	Commissions Paid	Retained by Distributor

December 31, 2012	$209,654.58	$0
December 31, 2013	$257,162.18	$0
December 31, 2014	$315,676.19	$0

We may also make additional payments in the form or expense reimbursements or marketing allowances to the broker-dealers that distribute our policies in exchange for privileges, including additional or special access to broker-dealer sales staff, opportunities to provide and attend training and other conferences, and marketing enhancement of our policies.  The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm.  Not all broker-dealers receive additional compensation and the amount of compensation varies by firm.  The payments could be significant to a firm and, therefore, could be deemed to be a conflict of interest.  We generally choose to compensate broker-dealers that have a strong capacity to distribute our policies and that are willing to cooperate with our promotional efforts.

The following list includes the names of firms that received revenue sharing or similar payments of more than $5,000 with respect to life insurance sold for Columbus Life during the last calendar year:  W&S Brokerage Services, Inc. (affiliate of Columbus Life).

5

TAXES

Your policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”), and (b) for as long as the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).  We believe that the policy will meet the statutory definition of life insurance.  As a result, the death benefit payable under the policy will generally be excludable from the beneficiary’s gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured’s death. However, if the policy is transferred for valuable consideration, then a portion of the death benefit payable under the policy may be includable in the beneficiary’s gross income.

Your policy will generally be considered under the Code to be a “modified endowment contract” if the policy meets the requirements of Code Section 7702 but fails the “7-pay test” of Code Section 7702A. A life insurance policy will be classified as a modified endowment contract if premiums are paid more rapidly than allowed by the 7-pay test.  The 7-pay test is described in the Taxes section of each prospectus.

Diversification

As has been noted before, your policy will be treated as “life insurance” for federal income tax purposes only if, among other things, the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).

The U.S. Secretary of the Treasury has issued regulations that implement the investment diversification requirements of Code Section 817(h).  If there is a failure to comply with these regulations, your policy will be disqualified as a life insurance policy under Code Section 7702 and you will be subject to federal income tax on the income under the policy for the period of disqualification and for subsequent periods, unless the failure was inadvertent, is corrected, and you, as policy owner or the issuer pays an amount to the IRS.  Separate Account 1, through the funds, therefore intends to comply with these requirements.

In connection with the issuance of then temporary regulations, the U.S. Secretary of the Treasury has stated that it anticipated the issuance of guidelines that could describe certain circumstances in which your ability as the owner of your policy to direct your investments under the policy to particular sub-accounts within Separate Account 1 would cause you, rather than Columbus Life, to be treated as the owner of the assets of Separate Account 1.  If you were considered the owner of the assets of Separate Account 1, income and gains from Separate Account 1 would be included in your income for federal income tax purposes.  Columbus Life thus reserves the right to amend the policy in any way necessary to avoid any such result.

As of the date of this prospectus, however, no such guidelines have been issued, although the U.S. Secretary of the Treasury has informally suggested that any such guidelines could limit the number of investment funds or frequency of transfers among such funds.  If issued, these guidelines may be applied retroactively.

6

Taxation of Columbus Life

Columbus Life is taxed as a life insurance company under federal income tax laws.  Columbus Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account 1.  If, in the future, Columbus Life determines that Separate Account 1 may incur federal income taxes, then it may assess a charge against the sub-accounts for those taxes.  Any charge will reduce your policy’s account value.

We may have to pay state, local or other taxes in addition to premium taxes.  At present, these taxes are not substantial.  If they increase, charges may be made for such taxes when they are attributable to Separate Account 1 or allocable to your policy.

In addition, certain funds in which the sub-accounts are invested may elect to pass through to Columbus Life taxes withheld by foreign taxing jurisdictions of foreign source income.  Such an election may result in additional taxable income and income tax to Columbus Life, which could result in charges being made for such taxes.  The amount of the additional income tax, however, may be more than offset by credits for the foreign taxes withheld that are also passed through.  These credits may provide a benefit to Columbus Life.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2014, and for the periods indicated in the financial statements, the statutory-basis financial statements of Columbus Life as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, included in this SAI have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included herein.  The financial statements audited by Ernst & Young LLP have been included herein in reliance on its reports given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The statutory-basis financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The statutory-basis financial statements of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

7

Distributor

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

Columbus Life Insurance Company

P.O. Box 5737

Cincinnati, Ohio 45201-5737

(800) 677-9595

*A registered broker/dealer and member of FINRA and SIPC

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2015

FINANCIAL STATEMENTS

Columbus Life Insurance Company Separate Account 1

Year Ended December 31, 2014

With Report of Independent Registered Public Accounting Firm

Columbus Life Insurance Company

Separate Account 1

Financial Statements

Year Ended December 31, 2014

Report of Independent Registered Public Accounting Firm

The Contract owners of Columbus Life Insurance Company Separate Account 1 and the Board of Directors of Columbus Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Columbus Life Insurance Company Separate Account 1 (the Separate Account) (comprising the subaccounts listed in the accompanying statements of assets and liabilities) as of December 31, 2014, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Columbus Life Insurance Company Separate Account 1 at December 31, 2014, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Cincinnati, Ohio

April 28, 2015

1

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities

December 31, 2014

		Receivable from
		(payable to) the
	Investments	general account
Subaccount	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Affiliated:
Touchstone Baron Small Cap Growth	$809,226	$74	$809,300	$44.41	(1)	9,318
				44.41	(2)	374
				44.41	(3)	7,243
				39.38	(4)	1,453
Touchstone Active Bond	2,986,572	(8)	2,986,564	18.75	(1)	146,865
				18.75	(2)	3,827
				18.75	(3)	7,118
				18.41	(4)	1,460
Touchstone Mid Cap Growth	2,051,536	(8)	2,051,528	36.88	(1)	20,773
				36.88	(2)	11,535
				36.88	(3)	13,856
				46.30	(4)	7,540
Touchstone High Yield	2,866,347	21	2,866,368	25.45	(1)	102,712
				25.45	(2)	2,058
				25.45	(3)	5,907
				22.60	(4)	2,174
Touchstone Large Cap Core Equity	6,918,412	9	6,918,421	21.50	(1)	282,530
				21.50	(2)	14,263
				21.50	(3)	15,064
				17.12	(4)	12,548
Touchstone Money Market	867,648	111	867,759	12.09	(1)	24,189
				12.09	(2)	4,599
				12.09	(3)	26,545
				11.13	(4)	17,844
Touchstone Third Avenue Value	1,367,629	(13)	1,367,616	26.61	(1)	36,573
				26.61	(2)	2,902
				26.61	(3)	8,787
				20.80	(4)	4,009
Touchstone Moderate ETF	379,699	(3)	379,696	14.79	(1)	11,690
				14.79	(2)	2,913
				14.79	(3)	7,477
				13.93	(4)	3,812
Touchstone Aggressive ETF	84,610	4	84,614	14.98	(2)	4,851
				14.98	(3)	798
Touchstone Conservative ETF	10,685	5	10,690	13.88	(2)	770

Non-Affiliated:
Alger Large Cap Growth	71,117	—	71,117	15.84	(4)	4,491
Alger Small Cap Growth	40,318	2	40,320	17.51	(4)	2,303
JP Morgan IT Mid Cap Value	2,238	2	2,240	30.66	(1)	16
				30.66	(2)	57
PIMCO Long-term U.S. Government Bond	42,739	9	42,748	30.42	(4)	1,405
PIMCO Commodity Real Return Strategy	18,512	(1)	18,511	13.55	(2)	921
				13.55	(3)	445
PIMCO Total Return	117,011	6	117,017	14.87	(2)	3,060
				14.87	(3)	4,811
Guggenheim VT Multi Hedge Strategies	11,686	(11)	11,675	12.35	(2)	667
				12.35	(3)	279

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

2

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2014

		Receivable from
		(payable to) the
	Investments	general account
Subaccount	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Initial Class:
Fidelity VIP Money Market	$482,941	$(11)	$482,930	$12.68	(1)	19,178
				12.68	(2)	16,179
				12.68	(3)	2,734
MFS Growth	58,357	4	58,361	17.92	(4)	3,256
MFS Investors Trust	12,901	5	12,906	17.94	(4)	719
Non-Affiliated Service Class:
Janus Enterprise	35,826	—	35,826	25.96	(1)	264
				25.96	(2)	133
				25.96	(3)	983
Janus Forty	361,250	(12)	361,238	25.72	(1)	6,504
				25.72	(2)	788
				25.72	(3)	6,754
Janus Global Research	83,652	(6)	83,646	14.86	(1)	1,914
				14.86	(2)	1,584
				14.86	(3)	2,130
MFS Core Equity	18,555	6	18,561	17.59	(1)	969
				17.59	(2)	66
				14.64	(4)	24
MFS Growth	21,374	(10)	21,364	20.98	(1)	722
				20.98	(2)	65
				20.98	(3)	232
MFS Mid Cap Growth	11,284	1	11,285	14.45	(1)	588
				14.45	(2)	11
				10.63	(4)	247
MFS New Discovery	12,865	(5)	12,860	23.75	(1)	471
				23.75	(2)	45
				19.06	(4)	32
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	97,284	8	97,292	16.78	(1)	4,178
				16.78	(2)	1,023
				16.78	(3)	597
Oppenheimer Global Strategic Income	824,710	127	824,837	22.55	(1)	23,122
				22.55	(2)	490
				22.55	(3)	12,959
Oppenheimer International Growth	778,958	49	779,007	22.77	(1)	11,618
				22.77	(2)	3,076
				22.77	(3)	19,514
Fidelity VIP Asset Manager	132,958	(13)	132,945	20.37	(1)	5,927
				20.37	(2)	476
				17.25	(4)	148
Fidelity VIP Balanced	463,961	12	463,973	23.07	(1)	12,945
				23.07	(2)	1,578
				23.07	(3)	3,547
				19.38	(4)	2,433
Fidelity VIP Contrafund	1,370,965	61	1,371,026	30.77	(1)	20,640
				30.77	(2)	366
				30.77	(3)	20,500
				25.77	(4)	3,642
Fidelity VIP Equity-Income	812,857	40	812,897	21.59	(1)	17,580
				21.59	(2)	3,012
				21.59	(3)	15,675
				17.92	(4)	1,667
Fidelity VIP Growth	327,541	9	327,550	19.13	(1)	7,648
				19.13	(2)	3,465
				19.13	(3)	4,318
				15.16	(4)	2,134

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

3

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2014

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth & Income	$686,318	$4	$686,322	$22.23	(1)	11,557
				22.23	(2)	14,106
				22.23	(3)	3,886
				18.39	(4)	1,603
Fidelity VIP Mid Cap	1,518,628	9	1,518,637	40.97	(1)	16,722
				40.97	(2)	8,276
				40.97	(3)	10,098
				34.78	(4)	2,323
Fidelity VIP Freedom 2010	8,656	(10)	8,646	14.01	(2)	87
				14.01	(3)	531
Fidelity VIP Freedom 2015	16,487	9	16,496	14.00	(2)	1,076
				14.00	(3)	102
Fidelity VIP Freedom 2020	25,769	(7)	25,762	13.85	(2)	601
				13.85	(3)	1,260
Fidelity VIP Freedom 2025	112,223	11	112,234	14.40	(2)	3,610
				14.40	(3)	4,183
Fidelity VIP Freedom 2030	35,607	3	35,610	14.02	(2)	1,601
				14.02	(3)	939
Non-Affilitated Series I:
Invesco VI American Franchise I	200,223	2	200,225	14.48	(4)	13,827
Invesco VI Government Securities	19,091	8	19,099	17.40	(4)	1,097
Non-Affiliated Class 1B:
Putnam Growth and Income	217,079	(5)	217,074	24.71	(1)	2,445
				24.71	(2)	1,116
				24.71	(3)	5,223
Putnam International Equity	248,976	1	248,977	21.92	(1)	2,351
				21.92	(2)	556
				21.92	(3)	3,037
				19.74	(4)	6,012
Putnam Multi-Cap Growth	232	(11)	221	28.99	(2)	8
Putnam Small Cap Value	350,703	41	350,744	32.46	(1)	3,507
				32.46	(2)	1,264
				32.46	(3)	6,034
Putnam Voyager	244	7	251	27.08	(2)	9
Non-Affilitated Series II:
Invesco VI Value Opportunities	208,156	8	208,164	21.59	(1)	4,028
				21.59	(2)	315
				21.59	(3)	5,297
Invesco VI Core Equity	60,427	2	60,429	18.04	(1)	677
				18.04	(2)	633
				18.04	(3)	2,039
Non-Affiliated Class 2:
Franklin Growth & Income	256,029	(4)	256,025	25.41	(1)	2,382
				25.41	(2)	1,323
				25.41	(3)	6,372
Franklin Income	395,774	25	395,799	25.72	(1)	6,853
				25.72	(2)	1,141
				25.72	(3)	7,393
Franklin Mutual Shares	399,860	65	399,925	25.48	(1)	8,771
				25.48	(2)	1,117
				25.48	(3)	5,805
Franklin Large Cap Growth	370,285	(11)	370,274	23.89	(1)	6,194
				23.89	(2)	1,080
				23.89	(3)	8,228
Franklin U.S. Government	351,642	86	351,728	15.08	(1)	9,734
				15.08	(2)	2,739
				15.08	(3)	10,839

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

4

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2014

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Class 2 (continued):
Templeton Foreign	$721,281	$16	$721,297	$25.32	(1)	14,611
				25.32	(2)	3,401
				25.32	(3)	10,471
Templeton Growth	145,031	1	145,032	24.56	(1)	3,817
				24.56	(2)	410
				24.56	(3)	1,677
Invesco Comstock	159,658	(4)	159,654	29.02	(1)	3,096
				29.02	(2)	265
				29.02	(3)	2,141
Invesco American Franchise	182,348	13	182,361	26.49	(1)	5,766
				26.49	(2)	876
				26.49	(3)	241
Invesco American Value	10,416	3	10,419	18.11	(2)	367
				18.11	(3)	208
MS UIF Emerging Markets Equity	292,819	26	292,845	39.04	(1)	3,702
				39.04	(2)	472
				39.04	(3)	3,326
MS UIF Emerging Markets Debt	3,445	10	3,455	18.04	(1)	144
				18.04	(2)	47
MS UIF Global Real Estate	26,061	3	26,064	26.57	(1)	679
				26.57	(2)	302
Non-Affiliated Class A:
Deutsche Bond Porfolio	28,305	(8)	28,297	13.98	(1)	729
				13.98	(2)	1,138
				13.98	(3)	158
Deutsche VIT Equity 500 Index	3,031,525	56	3,031,581	22.23	(1)	87,131
				22.23	(2)	7,927
				22.23	(3)	37,631
				16.26	(4)	5,029
Deutsche VIT Small Cap Index	330,253	13	330,266	30.60	(1)	3,093
				30.60	(2)	1,120
				30.60	(3)	5,853
				24.89	(4)	892

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

5

Columbus Life Insurance Company Separate Account 1

Statements of Operations

Year Ended December 31, 2014

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone Baron Small Cap Growth	$—	$5,022	$(5,022)	$29,908	$28,637	$(29,220)	$29,325	$24,303
Touchstone Active Bond	76,400	18,721	57,679	2,762	—	28,428	31,190	88,869
Touchstone Mid Cap Growth	—	11,567	(11,567)	69,518	249,839	(74,787)	244,570	233,003
Touchstone High Yield	260,210	19,025	241,185	(12,021)	—	(234,781)	(246,802)	(5,617)
Touchstone Large Cap Core Equity	67,142	40,083	27,059	214,300	—	624,104	838,404	865,463
Touchstone Money Market	86	7,519	(7,433)	—	—	—	—	(7,433)
Touchstone Third Avenue Value	80,301	8,040	72,261	(6,357)	—	(112,407)	(118,764)	(46,503)
Touchstone Moderate ETF	6,212	7,416	(1,204)	19,994	—	(851)	19,143	17,939
Touchstone Aggressive ETF	—	384	(384)	3,794	1,732	451	5,977	5,593
Touchstone Conservative ETF	125	37	88	107	355	(73)	389	477
Non-Affiliated:
Alger Large Cap Growth	113	654	(541)	3,830	11,540	(7,839)	7,531	6,990
Alger Small Cap Growth	—	381	(381)	1,580	3,714	(5,244)	50	(331)
JP Morgan IT Mid Cap Value	17	15	2	177	119	(1)	295	297
PIMCO Long-term U.S. Government Bond	874	341	533	(545)	—	7,842	7,297	7,830
PIMCO Commodity Real Return Strategy	66	102	(36)	(632)	—	(4,868)	(5,500)	(5,536)
PIMCO Total Return	2,469	628	1,841	82	—	1,923	2,005	3,846
Guggenheim VT Multi Hedge Strategies	—	72	(72)	75	—	438	513	441
Non-Affiliated Initial Class:
Fidelity VIP Money Market	48	4,511	(4,463)	—	—	—	—	(4,463)
MFS Growth	63	538	(475)	4,584	4,034	(3,569)	5,049	4,574
MFS Investors Trust	123	117	6	443	1,010	(212)	1,241	1,247
Non-Affiliated Service Class:
Janus Enterprise	11	189	(178)	4,682	2,283	(2,944)	4,021	3,843
Janus Forty	105	2,288	(2,183)	7,438	103,970	(82,919)	28,489	26,306
Janus Global Research	1,021	340	681	16,190	—	(9,410)	6,780	7,461
MFS Core Equity	101	93	8	1,057	—	801	1,858	1,866
MFS Growth	—	134	(134)	679	1,416	(345)	1,750	1,616
MFS Mid Cap Growth	—	87	(87)	613	1,339	(976)	976	889
MFS New Discovery	—	127	(127)	471	4,298	(6,725)	(1,956)	(2,083)
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	—	587	(587)	4,949	—	275	5,224	4,637
Oppenheimer Global Strategic Income	32,968	5,035	27,933	8,169	—	(20,144)	(11,975)	15,958
Oppenheimer International Growth	7,698	4,818	2,880	29,099	16,414	(113,319)	(67,806)	(64,926)
Fidelity VIP Asset Manager	1,703	720	983	3,004	6,524	(3,655)	5,873	6,856
Fidelity VIP Balanced	5,884	2,950	2,934	7,579	54,991	(25,738)	36,832	39,766
Fidelity VIP Contrafund	9,798	7,764	2,034	46,138	27,284	62,008	135,430	137,464
Fidelity VIP Equity-Income	21,314	4,576	16,738	11,014	11,392	21,207	43,613	60,351
Fidelity VIP Growth	—	1,787	(1,787)	20,945	—	8,591	29,536	27,749
Fidelity VIP Growth & Income	10,366	3,067	7,299	18,803	168	34,087	53,058	60,357
Fidelity VIP Mid Cap	286	8,833	(8,547)	31,161	35,853	21,458	88,472	79,925
Fidelity VIP Freedom 2010	120	57	63	123	126	(39)	210	273
Fidelity VIP Freedom 2015	233	490	(257)	996	337	(740)	593	336
Fidelity VIP Freedom 2020	366	161	205	449	400	(201)	648	853
Fidelity VIP Freedom 2025	1,585	787	798	3,216	2,282	(1,578)	3,920	4,718
Fidelity VIP Freedom 2030	477	209	268	807	647	(363)	1,091	1,359
Non-Affilitated Series I:					—
Invesco VI American Franchise	84	1,754	(1,670)	6,908	—	9,054	15,962	14,292
Invesco VI Government Securities	630	191	439	(452)	—	694	242	681
Non-Affiliated Class 1B:
Putnam Growth and Income	2,821	1,310	1,511	9,118	—	8,825	17,943	19,454
Putnam International Equity	2,604	2,334	270	8,958	—	(30,404)	(21,446)	(21,176)
Putnam Multi-Cap Growth	1	2	(1)	5	—	21	26	25
Putnam Small Cap Value	1,584	1,659	(75)	10,364	78,371	(78,131)	10,604	10,529
Putnam Voyager	1	2	(1)	7	5	10	22	21
Non-Affilitated Series II:
Invesco VI Value Opportunities	2,386	1,121	1,265	3,737	—	6,509	10,246	11,511
Invesco VI Core Equity	397	391	6	5,097	283	(1,466)	3,914	3,920

See accompanying notes

6

Columbus Life Insurance Company Separate Account 1

Statements of Operations (continued)

Year Ended December 31, 2014

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 2:
Franklin Growth & Income	$6,511	$1,198	$5,313	$9,216	$—	$7,897	$17,113	$22,426
Franklin Income	19,343	2,684	16,659	2,344	—	(4,880)	(2,536)	14,123
Franklin Mutual Shares	7,998	1,788	6,210	7,337	2,079	9,866	19,282	25,492
Franklin Large Cap Growth	3,728	2,135	1,593	17,829	—	18,467	36,296	37,889
Franklin U.S. Government	9,290	2,109	7,181	(2,583)	—	5,105	2,522	9,703
Templeton Foreign	14,600	4,082	10,518	5,486	—	(110,645)	(105,159)	(94,641)
Templeton Growth	2,194	953	1,241	6,408	—	(12,092)	(5,684)	(4,443)
Invesco Comstock	1,751	1,400	351	10,146	—	2,203	12,349	12,700
Invesco American Franchise	—	1,163	(1,163)	15,888	—	(769)	15,119	13,956
Invesco American Value	20	69	(49)	396	836	(361)	871	822
MS UIF Emerging Markets Equity	1,031	1,975	(944)	134	—	(12,066)	(11,932)	(12,876)
MS UIF Emerging Markets Debt	247	29	218	(273)	34	139	(100)	118
MS UIF Global Real Estate	154	105	49	313	—	748	1,061	1,110
Non-Affiliated Class A:
Deutsche Bond Porfolio	990	186	804	(227)	—	1,049	822	1,626
Deutsche VIT Equity 500 Index	52,309	18,416	33,893	237,367	93,854	(21,085)	310,136	344,029
Deutsche VIT Small Cap Index	2,983	2,073	910	9,577	16,995	(15,070)	11,502	12,412

See accompanying notes

7

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2014

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$(5,022)	$58,545	$(29,220)	$24,303	$44,317	$(34,999)	$(35,862)	$(13,050)	$(15,518)	$(55,112)	$(30,809)	$840,109	$809,300
Touchstone Active Bond	57,679	2,762	28,428	88,869	68,792	(37,641)	(12,419)	350,887	(15,421)	354,198	443,067	2,543,497	2,986,564
Touchstone Mid Cap Growth	(11,567)	319,357	(74,787)	233,003	141,797	(73,128)	(53,146)	(83,655)	(32,831)	(100,963)	132,040	1,919,488	2,051,528
Touchstone High Yield	241,185	(12,021)	(234,781)	(5,617)	61,189	(34,078)	(14,752)	194,375	(17,453)	189,281	183,664	2,682,704	2,866,368
Touchstone Large Cap Core Equity	27,059	214,300	624,104	865,463	87,880	(81,852)	(61,600)	(538,752)	(27,903)	(622,227)	243,236	6,675,185	6,918,421
Touchstone Money Market	(7,433)	—	—	(7,433)	319,755	(126,504)	(56,162)	(57,409)	(44,219)	35,461	28,028	839,731	867,759
Touchstone Third Avenue Value	72,261	(6,357)	(112,407)	(46,503)	77,329	(63,536)	(41,598)	(30,290)	(17,269)	(75,364)	(121,867)	1,489,483	1,367,616
Touchstone Moderate ETF	(1,204)	19,994	(851)	17,939	32,026	(61,578)	(13,760)	41,184	(20,933)	(23,061)	(5,122)	384,818	379,696
Touchstone Aggressive ETF	(384)	5,526	451	5,593	10,618	(2,820)	(4,609)	(1,535)	(2,127)	(473)	5,120	79,494	84,614
Touchstone Conservative ETF	88	462	(73)	477	2,467	(1,961)	—	18	829	1,353	1,830	8,860	10,690
Non-Affiliated:
Alger Large Cap Growth	(541)	15,370	(7,839)	6,990	—	(4,659)	(3,325)	(174)	(606)	(8,764)	(1,774)	72,891	71,117
Alger Small Cap Growth	(381)	5,294	(5,244)	(331)	—	(2,303)	(2,331)	(72)	(370)	(5,076)	(5,407)	45,727	40,320
JP Morgan IT Mid Cap Value	2	296	(1)	297	—	(221)	—	—	(57)	(278)	19	2,221	2,240
PIMCO Long-term U.S. Government Bond	533	(545)	7,842	7,830	3,515	(2,506)	94	1,002	(609)	1,496	9,326	33,422	42,748
PIMCO Commodity Real Return Strategy	(36)	(632)	(4,868)	(5,536)	3,852	(1,300)	38	16,519	(680)	18,429	12,893	5,618	18,511
PIMCO Total Return	1,841	82	1,923	3,846	24,449	(6,684)	(314)	1,723	(4,387)	14,787	18,633	98,384	117,017
Guggenheim VT Multi Hedge Strategies	(72)	75	438	441	2,573	(573)	17	38	(577)	1,478	1,919	9,756	11,675
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(4,463)	—	—	(4,463)	47,955	(40,474)	—	(6,131)	(10,232)	(8,882)	(13,345)	496,275	482,930
MFS Growth	(475)	8,618	(3,569)	4,574	—	(3,962)	(591)	(3,752)	(313)	(8,618)	(4,044)	62,405	58,361
MFS Investors Trust	6	1,453	(212)	1,247	—	(702)	(665)	(3)	(94)	(1,464)	(217)	13,123	12,906
Non-Affiliated Service Class:
Janus Enterprise	(178)	6,965	(2,944)	3,843	5,122	(1,046)	(17,589)	9,107	(877)	(5,283)	(1,440)	37,266	35,826
Janus Forty	(2,183)	111,408	(82,919)	26,306	23,138	(13,402)	(5,179)	(1,453)	(6,709)	(3,605)	22,701	338,537	361,238
Janus Global Research	681	16,190	(9,410)	7,461	13,274	(3,076)	(5,868)	(36,547)	(3,577)	(35,794)	(28,333)	111,979	83,646
MFS Core Equity	8	1,057	801	1,866	—	(2,366)	—	(4)	(294)	(2,664)	(798)	19,359	18,561
MFS Growth	(134)	2,095	(345)	1,616	—	(997)	—	—	(436)	(1,433)	183	21,181	21,364
MFS Mid Cap Growth	(87)	1,952	(976)	889	—	(955)	(851)	(974)	(193)	(2,973)	(2,084)	13,369	11,285
MFS New Discovery	(127)	4,769	(6,725)	(2,083)	—	(500)	—	(6,241)	(217)	(6,958)	(9,041)	21,901	12,860
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	(587)	4,949	275	4,637	7,221	(5,019)	(5,730)	1,349	(2,318)	(4,497)	140	97,152	97,292
Oppenheimer Global Strategic Income	27,933	8,169	(20,144)	15,958	65,039	(39,610)	(63,055)	4,036	(14,781)	(48,371)	(32,413)	857,250	824,837
Oppenheimer International Growth	2,880	45,513	(113,319)	(64,926)	48,507	(36,627)	(34,524)	13,812	(17,683)	(26,515)	(91,441)	870,448	779,007

See accompanying notes

8

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2014

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Asset Manager	$983	$9,528	$(3,655)	$6,856	$2,933	$(6,448)	$(5,273)	$(923)	$(1,750)	$(11,461)	$(4,605)	$137,550	$132,945
Fidelity VIP Balanced	2,934	62,570	(25,738)	39,766	26,439	(25,314)	(17,588)	7,274	(1,840)	(11,029)	28,737	435,236	463,973
Fidelity VIP Contrafund	2,034	73,422	62,008	137,464	92,726	(68,301)	(44,952)	(2,384)	(31,114)	(54,025)	83,439	1,287,587	1,371,026
Fidelity VIP Equity-Income	16,738	22,406	21,207	60,351	42,867	(36,998)	(40,908)	(20,911)	(16,149)	(72,099)	(11,748)	824,645	812,897
Fidelity VIP Growth	(1,787)	20,945	8,591	27,749	24,276	(11,893)	(7,224)	30,221	(5,628)	29,752	57,501	270,049	327,550
Fidelity VIP Growth & Income	7,299	18,971	34,087	60,357	40,502	(22,826)	(14,819)	(7,599)	(8,091)	(12,833)	47,524	638,798	686,322
Fidelity VIP Mid Cap	(8,547)	67,014	21,458	79,925	72,566	(53,013)	(25,842)	(59,130)	(21,564)	(86,983)	(7,058)	1,525,695	1,518,637
Fidelity VIP Freedom 2010	63	249	(39)	273	1,473	(447)	—	—	(368)	658	931	7,715	8,646
Fidelity VIP Freedom 2015	(257)	1,333	(740)	336	4,284	(6,628)	—	4,602	(1,512)	746	1,082	15,414	16,496
Fidelity VIP Freedom 2020	205	849	(201)	853	9,397	(3,409)	—	65	(1,558)	4,495	5,348	20,414	25,762
Fidelity VIP Freedom 2025	798	5,498	(1,578)	4,718	8,951	(3,705)	—	23,811	(4,080)	24,977	29,695	82,539	112,234
Fidelity VIP Freedom 2030	268	1,454	(363)	1,359	5,491	(2,152)	—	979	(1,505)	2,813	4,172	31,438	35,610
Non-Affilitated Series I:
Invesco VI American Franchise I	(1,670)	6,908	9,054	14,292	17,836	(13,800)	(12,613)	1,563	(1,728)	(8,742)	5,550	194,675	200,225
Invesco VI Government Securities	439	(452)	694	681	1,707	(2,394)	(5,086)	247	(264)	(5,790)	(5,109)	24,208	19,099
Non-Affiliated Class 1B:
Putnam Growth and Income	1,511	9,118	8,825	19,454	17,887	(13,200)	(34,009)	(4,361)	(4,140)	(37,823)	(18,369)	235,443	217,074
Putnam International Equity	270	8,958	(30,404)	(21,176)	24,427	(13,661)	(22,465)	(1,998)	(3,705)	(17,402)	(38,578)	287,555	248,977
Putnam Multi-Cap Growth	(1)	5	21	25	—	(7)	—	—	(5)	(12)	13	208	221
Putnam Small Cap Value	(75)	88,735	(78,131)	10,529	11,986	(8,397)	(3,601)	(1,570)	(5,263)	(6,845)	3,684	347,060	350,744
Putnam Voyager	(1)	12	10	21	—	(8)	—	—	(6)	(14)	7	244	251
Non-Affilitated Series II:
Invesco VI Value Opportunities	1,265	3,737	6,509	11,511	10,622	(5,175)	(119)	4,092	(3,716)	5,704	17,215	190,949	208,164
Invesco VI Core Equity	6	5,380	(1,466)	3,920	13,994	(2,750)	—	(8,906)	(1,896)	442	4,362	56,067	60,429
Non-Affiliated Class 2:
Franklin Growth & Income	5,313	9,216	7,897	22,426	14,258	(6,151)	—	(47,405)	(8,283)	(47,581)	(25,155)	281,180	256,025
Franklin Income	16,659	2,344	(4,880)	14,123	43,078	(15,061)	(2,393)	12,913	(5,566)	32,971	47,094	348,705	395,799
Franklin Mutual Shares	6,210	9,416	9,866	25,492	27,220	(10,875)	(7,622)	(2,886)	(6,325)	(488)	25,004	374,921	399,925
Franklin Large Cap Growth	1,593	17,829	18,467	37,889	22,506	(16,915)	(32,876)	19,683	(6,676)	(14,278)	23,611	346,663	370,274
Franklin U.S. Government	7,181	(2,583)	5,105	9,703	45,426	(21,182)	(28,022)	2,029	(7,054)	(8,803)	900	350,828	351,728
Templeton Foreign	10,518	5,486	(110,645)	(94,641)	60,852	(33,468)	(52,887)	12,507	(12,511)	(25,507)	(120,148)	841,445	721,297
Templeton Growth	1,241	6,408	(12,092)	(4,443)	8,190	(4,130)	—	(26,188)	(2,189)	(24,317)	(28,760)	173,792	145,032
Invesco Comstock	351	10,146	2,203	12,700	10,189	(12,386)	(3,562)	(2,457)	(4,359)	(12,575)	125	159,529	159,654
Invesco American Franchise	(1,163)	15,888	(769)	13,956	20,912	(7,012)	(1,807)	(20,900)	(2,558)	(11,365)	2,591	179,770	182,361
Invesco American Value	(49)	1,232	(361)	822	1,587	(783)	—	(134)	(341)	329	1,151	9,268	10,419

See accompanying notes

9

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2014

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Equity	$(944)	$134	$(12,066)	$(12,876)	$31,198	$(13,265)	$(6,005)	$(2,800)	$(7,146)	$1,982	$(10,894)	$303,739	$292,845
MS UIF Emerging Markets Debt	218	(239)	139	118	1,563	(497)	(1,240)	37	(267)	(404)	(286)	3,741	3,455
MS UIF Global Real Estate	49	313	748	1,110	5,284	(1,582)	19	18,101	(869)	20,953	22,063	4,001	26,064
Non-Affiliated Class A:
Deutsche Bond Porfolio	804	(227)	1,049	1,626	—	(586)	—	—	(369)	(955)	671	27,626	28,297
Deutsche VIT Equity 500 Index	33,893	331,221	(21,085)	344,029	202,822	(130,797)	(307,283)	(31,056)	(52,985)	(319,299)	24,730	3,006,851	3,031,581
Deutsche VIT Small Cap Index	910	26,572	(15,070)	12,412	33,273	(15,483)	(21,032)	(1,514)	(7,886)	(12,642)	(230)	330,496	330,266

See accompanying notes

10

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$5,645	$37,411	$119,606	$247,077	$44,321	$(34,165)	$(12,144)	$(54,663)	$(15,882)	$(72,533)	$174,544	$665,565	$840,109
Touchstone Core Bond	63,213	8,624	(159,188)	(76,573)	68,499	(39,632)	(141,274)	171,335	(17,551)	41,377	(35,196)	2,578,693	2,543,497
Touchstone Mid Cap Growth	(10,926)	34,136	441,267	496,543	136,079	(65,221)	(84,028)	(33,555)	(30,990)	(77,715)	418,828	1,500,660	1,919,488
Touchstone High Yield	335,838	10,004	(237,597)	108,245	62,180	(33,346)	(113,489)	(74,974)	(18,015)	(177,644)	(69,399)	2,752,103	2,682,704
Touchstone Large Cap Core Equity	48,317	95,218	1,481,037	1,624,572	82,300	(80,614)	(286,196)	(93,083)	(31,788)	(409,381)	1,215,191	5,459,994	6,675,185
Touchstone Money Market	(8,316)	—	—	(8,316)	259,083	(114,363)	(281,885)	26,274	(44,909)	(155,800)	(164,116)	1,003,847	839,731
Touchstone Third Avenue Value	51,013	(21,251)	261,099	290,861	84,129	(61,933)	(44,302)	(35,672)	(20,144)	(77,922)	212,939	1,276,544	1,489,483
Touchstone Moderate ETF	(344)	17,389	30,831	47,876	37,909	(61,850)	(29,184)	72,329	(21,581)	(2,377)	45,499	339,319	384,818
Touchstone Aggressive ETF	1,057	1,296	5,788	8,325	6,076	(1,162)	(3,515)	39,386	(1,229)	39,556	47,881	31,613	79,494
Touchstone Enhanced ETF	751	9,646	(3,010)	7,387	3,183	(1,361)	(1,158)	(41,497)	(593)	(41,426)	(34,039)	34,039	—
Touchstone Conservative ETF	102	91	84	538	2,523	(1,482)	(511)	7,110	(421)	7,219	7,757	1,103	8,860
Non-Affiliated:
Alger Large Cap Growth	(82)	2,709	16,838	19,465	—	(4,643)	(3,306)	(267)	(561)	(8,777)	10,688	62,203	72,891
Alger Small Cap Growth	(377)	1,331	5,390	11,914	—	(2,491)	(1,172)	(4)	(453)	(4,120)	7,794	37,933	45,727
JP Morgan IT Mid Cap Value	6	140	395	565	—	(188)	—	—	(54)	(242)	323	1,898	2,221
PIMCO Long-term U.S. Government Bond	666	(314)	(9,171)	(6,990)	5,641	(2,954)	(13,448)	(13,091)	(630)	(24,482)	(31,472)	64,894	33,422
PIMCO Commodity Real Return Strategy	57	(389)	(628)	(960)	1,822	(374)	(314)	98	(519)	713	(247)	5,865	5,618
PIMCO Total Return	1,404	122	(4,928)	(2,533)	16,021	(4,206)	(1,309)	11,076	(3,604)	17,978	15,445	82,939	98,384
Guggenheim VT Multi Hedge Strategies	(61)	195	(44)	90	2,458	(508)	(437)	112	(577)	1,048	1,138	8,618	9,756
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(4,856)	—	—	(4,856)	39,467	(36,116)	1	61,653	(12,733)	52,272	47,416	448,859	496,275
MFS Growth	(369)	2,757	14,325	17,123	—	(3,829)	(2,003)	(121)	(328)	(6,281)	10,842	51,563	62,405
MFS Investors Trust	20	461	2,910	3,391	—	(739)	(1,842)	(76)	(110)	(2,767)	624	12,499	13,123
Non-Affiliated Service Class:
Janus Enterprise	16	1,109	7,875	9,000	3,854	(778)	(936)	(1,251)	(487)	402	9,402	27,864	37,266
Janus Forty	(311)	28,068	59,637	87,394	28,673	(12,949)	(2,113)	(55,295)	(6,953)	(48,637)	38,757	299,780	338,537
Janus Global Research	492	2,765	20,784	24,041	17,151	(3,721)	(7,601)	1,749	(2,485)	5,093	29,134	82,845	111,979
MFS Core Equity	35	704	4,482	5,221	—	(2,245)	(42)	(2)	(233)	(2,522)	2,699	16,660	19,359
MFS Growth	(103)	528	5,185	5,753	—	(949)	(47)	(11)	(451)	(1,458)	4,295	16,886	21,181
MFS Mid Cap Growth	(92)	255	3,763	3,978	—	(1,008)	(623)	(1,036)	(264)	(2,931)	1,047	12,322	13,369
MFS New Discovery	(145)	1,006	5,878	6,904	—	(586)	(2,901)	(15)	(255)	(3,757)	3,147	18,754	21,901
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	(780)	17,935	17,788	34,943	7,125	(4,552)	—	(42,723)	(2,328)	(42,478)	(7,535)	104,687	97,152
Oppenheimer Global Strategic Income	33,578	5,445	(47,554)	(8,531)	56,486	(43,294)	(5,467)	46,974	(18,611)	36,088	27,557	829,693	857,250
Oppenheimer International Growth	4,099	21,948	151,189	177,236	55,632	(35,909)	(13,621)	(23,394)	(18,385)	(35,677)	141,559	728,889	870,448

See accompanying notes

11

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Asset Manager	$833	$2,358	$14,983	$18,503	$3,382	$(7,410)	$(5,275)	$(4,841)	$(2,859)	$(17,003)	$1,500	$136,050	$137,550
Fidelity VIP Balanced	2,920	4,456	42,378	67,848	32,851	(22,682)	(8,833)	(1,121)	(6,216)	(6,001)	61,847	373,389	435,236
Fidelity VIP Contrafund	2,707	17,992	281,420	302,460	88,299	(58,024)	(20,398)	(23,762)	(28,132)	(42,017)	260,443	1,027,144	1,287,587
Fidelity VIP Equity-Income	12,738	6,091	110,740	181,188	51,755	(35,072)	(14,329)	(29,046)	(17,615)	(44,307)	136,881	687,764	824,645
Fidelity VIP Growth	(1,471)	12,318	61,853	72,869	21,500	(9,754)	(12,729)	(9,190)	(5,281)	(15,454)	57,415	212,634	270,049
Fidelity VIP Growth & Income	6,241	11,302	142,170	159,713	36,997	(22,377)	(11,061)	(17,826)	(8,578)	(22,845)	136,868	501,930	638,798
Fidelity VIP Mid Cap	(4,728)	16,987	210,203	402,100	71,299	(50,796)	(15,826)	(23,012)	(23,186)	(41,521)	360,579	1,165,116	1,525,695
Fidelity VIP Freedom 2010	60	74	611	828	1,129	(402)	—	—	(369)	358	1,186	6,529	7,715
Fidelity VIP Freedom 2015	(207)	825	781	1,644	4,530	(6,129)	—	4,060	(1,501)	960	2,604	12,810	15,414
Fidelity VIP Freedom 2020	192	495	1,424	2,328	9,283	(2,064)	(2,055)	(532)	(1,340)	3,292	5,620	14,794	20,414
Fidelity VIP Freedom 2025	760	1,722	8,331	11,929	9,511	(4,716)	—	13,479	(3,838)	14,436	26,365	56,174	82,539
Fidelity VIP Freedom 2030	196	4,268	2,111	7,083	8,088	(2,066)	(5,486)	(12,918)	(1,803)	(14,185)	(7,102)	38,540	31,438
Non-Affilitated Series I:
Invesco VI American Franchise I	(731)	2,990	52,252	54,511	19,746	(12,694)	(8,197)	2,403	(1,718)	(460)	54,051	140,624	194,675
Invesco VI Government Securities	1,823	(3,522)	(1,062)	(2,761)	2,847	(4,266)	(45,491)	(29,505)	(351)	(76,766)	(79,527)	103,735	24,208
Non-Affiliated Class 1B:
Putnam Growth and Income	2,205	1,740	58,964	62,909	17,953	(11,671)	(2,253)	(9,177)	(4,672)	(9,820)	53,089	182,354	235,443
Putnam International Equity	2,111	14,221	45,196	61,528	22,766	(13,271)	(13,248)	(26,217)	(4,601)	(34,571)	26,957	260,598	287,555
Putnam Multi-Cap Growth	—	105	4	109	—	(10)	(433)	—	(10)	(453)	(344)	552	208
Putnam Small Cap Value	1,366	21,651	75,136	102,726	12,890	(7,733)	(590)	(32,051)	(6,330)	(33,814)	68,912	278,148	347,060
Putnam Voyager	1	5	70	76	—	(8)	—	—	(6)	(14)	62	182	244
Non-Affilitated Series II:
Invesco VI Value Opportunities	1,117	8,442	35,190	44,749	12,481	(4,765)	(635)	4,839	(3,155)	8,765	53,514	137,435	190,949
Invesco VI Core Equity	327	4,281	8,528	13,136	3,434	(2,476)	(28)	(12,395)	(1,827)	(13,292)	(156)	56,223	56,067
Non-Affiliated Class 2:
Franklin Growth & Income	5,035	1,015	57,192	63,242	25,763	(7,098)	—	(8,526)	(5,447)	4,692	67,934	213,246	281,180
Franklin Income	17,549	728	20,396	38,673	33,121	(13,267)	(1,786)	38,098	(6,516)	49,650	88,323	260,382	348,705
Franklin Mutual Shares	5,820	5,325	73,429	84,574	28,365	(9,965)	84	(23,999)	(6,538)	(12,053)	72,521	302,400	374,921
Franklin Large Cap Growth	1,312	6,503	68,904	76,719	29,692	(14,941)	(3,894)	(12,699)	(7,002)	(8,844)	67,875	278,788	346,663
Franklin U.S. Government	7,883	(2,097)	(16,158)	(10,372)	43,487	(42,322)	(5,306)	12,094	(11,459)	(3,506)	(13,878)	364,706	350,828
Templeton Foreign	13,432	(1,466)	141,457	153,423	81,163	(31,826)	(5,300)	(45,920)	(13,993)	(15,876)	137,547	703,898	841,445
Templeton Growth	3,032	395	36,464	39,891	13,558	(4,045)	(212)	(14,560)	(2,214)	(7,473)	32,418	141,374	173,792
Invesco Comstock	772	4,926	36,793	42,491	6,980	(11,175)	(320)	(2,298)	(4,209)	(11,022)	31,469	128,060	159,529
Invesco American Franchise	(654)	10,609	42,279	52,234	25,883	(6,636)	(3,156)	(26,353)	(2,820)	(13,082)	39,152	140,618	179,770
Invesco American Value	(9)	322	1,880	2,193	2,050	(654)	(286)	(176)	(272)	662	2,855	6,413	9,268

See accompanying notes

12

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Equity	$1,259	$3,141	$(8,997)	$(4,597)	$31,030	$(12,712)	$(2,421)	$6,464	$(7,257)	$15,104	$10,507	$293,232	$303,739
MS UIF Emerging Markets Debt	255	(24)	(1,077)	(754)	2,341	(672)	(283)	(3,515)	(443)	(2,572)	(3,326)	7,067	3,741
MS UIF Global Real Estate	188	369	(475)	82	2,096	(425)	(34)	(2,483)	(506)	(1,352)	(1,270)	5,271	4,001
Non-Affiliated Class A:
DWS Bond Porfolio	864	(384)	(1,587)	(1,107)	—	(631)	(573)	—	(427)	(1,631)	(2,738)	30,364	27,626
DWS VIT Equity 500 Index	31,523	164,823	497,212	753,502	205,951	(190,001)	(125,186)	(127,253)	(55,659)	(292,148)	461,354	2,545,497	3,006,851
DWS VIT Small Cap Index	2,685	6,811	69,450	89,993	29,480	(13,807)	(4,694)	(780)	(7,671)	2,528	92,521	237,975	330,496

See accompanying notes

13

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements

December 31, 2014

1. Organization and Significant Accounting Policies

Columbus Life Insurance Company Separate Account I (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 88 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.

1. Organization and Significant Accounting Policies (continued)

Each subaccount invests all its investible assets in shares of the following mutual fund families:

Trusts	Advisors
Touchstone Variable Series Trust (“Touchstone Funds”)	Ft Washington Investments Advisors Inc., BAMCO Inc., Westfield Capital Management, L.P., and Third Avenue Management LLC.
The Alger Portfolios (“Alger Funds”)	Fred Alger Management, Inc.
JPMorgan Insurance II Trust (“JPMorgan Funds”)	J.P. Morgan Investment Management, Inc.
PIMCO Variable Insurance Trust (“Pimco Funds”)	Pacific Investment Management Company LLC
Guggenheim Variable Insurance Funds (“Guggenheim Funds”)	Security Investors, LLC, dba Guggenheim Investments
Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”)	Fidelity Management and Research Company, Strategic Advisors, Inc.
Massachusetts Financial Services Variable Insurance Trust(“MFS	Massachusetts Financial Services Company

14

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

Funds”)
Janus Aspen Series Funds (“Janus Funds”)	Janus Capital Management, LLC.
Oppenheimer Variable Account Funds Service Shares Series (“Oppenheimer Funds”)	OFI Global Asset Management, Inc.
Invesco Variable Insurance Fund (“Invesco VI Funds”)	Invesco Advisors, Inc.
Putnam Variable Trust (“Putnam VT Funds”)	Putnam Investment Management, LLC
Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Funds”)	Franklin Templeton Investments, including: Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, Templeton Investment Counsel, LLC
The Morgan Stanley Universal Institutional Funds, Inc.(“Morgan Stanley UIF Funds”)	Morgan Stanley Investment Management, Inc.
Deutsche Variable Series I & Deutsche Investments VIT Funds (“Deutsche funds”)	Deutsche Investment Management Americas, Inc.

1. Organization and Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable

15

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•                  Level 1 - inputs to the valuation methodology are quoted prices in active markets.

•                  Level 2 - inputs to the valuation methodology are observable, directly or indirectly.

•                  Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

16

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and determined that no additional disclosures are required.

17

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.         Purchases and Sales of Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the yearended December 31, 2014 and the cost of shares held at December 31, 2014, for each subaccount were as follows:

	Purchases	Sales	Cost

Touchstone Variable Series Trust:
Baron Small Cap Growth	$66,460	$97,957	$664,727
Active Bond	481,993	70,114	2,995,326
Mid Cap Growth	358,082	220,776	1,550,351
High Yield	588,990	158,523	3,300,225
Large Cap Core Equity	170,452	765,621	4,923,272
Money Market	430,951	402,923	862,732
Third Avenue Value	169,898	173,002	1,381,586
Moderate ETF	79,572	103,839	329,697
Aggressive ETF	13,214	12,340	75,262
Conservative ETF	4,135	2,339	10,670
The Alger Fund:
Large Cap Growth Portfolio	11,653	9,417	50,487
Small Cap Growth Portfolio	3,714	5,456	35,082
J.P. Morgan Insurance Trust:
Mid Cap Value Portfolio	136	293	1,154
PIMCO Variable Insurance Trust:
Long-Term U.S. Government Bond Portfolio	5,138	3,108	44,447
Commodity Real Return Strategy Portfolio	19,943	1,550	24,435
Total Return Portfolio	29,522	12,894	117,750
Guggenheim Investments
Multi Hedge Strategies	2,340	935	11,024
Fidelity Variable Insurance Products Funds:
Money Market Portfolio - Initial Class	81,731	95,075	482,886
Asset Manager - Service Class 2	10,349	14,302	121,723
Balanced - Service Class 2	99,022	52,123	467,991
Contrafund - Service Class 2	128,666	153,372	946,902
Equity-Income - Service Class 2	64,258	108,229	661,803
Growth - Service Class 2	72,797	44,834	213,932
Growth & Income - Service Class 2	54,856	60,220	462,402
Mid Cap - Service Class 2	99,406	159,079	1,242,178
Freedom 2010 - Service Class 2	1,697	849	7,842
Freedom 2015 - Service Class 2	9,950	9,123	16,007
Freedom 2020 - Service Class 2	7,757	2,658	23,898
Freedom 2025 - Service Class 2	42,149	14,094	101,792
Freedom 2030 - Service Class 2	6,945	3,219	31,606
MFS Variable Insurance Trust:
Growth Series - Initial Class	4,099	9,155	30,902
Investors Trust Series - Initial Class	1,133	1,583	9,714
Core Equity Series - Service Class	101	2,757	11,057
Growth Series - Service Class	1,417	1,566	12,968
Mid Cap Growth Series - Service Class	1,340	3,061	9,211
New Discovery Series - Service Class	4,298	7,085	12,120

18

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.         Purchases and Sales of Investments (continued)

	Purchases	Sales	Cost
Janus Aspen Series:
Enterprise Portfolio - Service Shares	$7,874	$11,053	$25,316
Forty Portfolio - Service Shares	130,092	31,907	330,950
Worldwide Growth Portfolio - Service Shares	11,912	47,025	64,763
Oppenheimer Variable Account Funds:
Oppenheimer Discover Mid Cap Growth Fund/VA - Service Class	7,159	12,242	61,060
Oppenheimer Global Strategic Income Fund/VA - Service Class	98,000	118,437	860,626
Oppenheimer’s Panorama Series Fund, Inc.:
Oppenheimer International Growth Fund/VA - Service Class	73,600	80,820	628,896
Invesco Investments, Inc.:
American Franchise - Series I	13,460	23,870	141,976
Government Securities Fund - Series I	3,245	8,597	19,928
Value Opportunities Fund - Series II	19,500	12,529	151,607
Capital Growth Portfolio - Class II	34,662	47,189	134,627
Comstock Portfolio - Class II	14,536	26,761	102,169
Core Equity - Series II	13,684	12,953	44,661
American Value Portfolio - Class II	2,364	1,250	8,360
Putnam Variable Trust:
Growth and Income Fund - Class IB	14,667	50,976	151,749
International Equity Fund - Class IB	30,987	48,119	215,041
Multi-Cap Growth Fund - Class IB	—	13	252
Small Cap Value Fund - Class IB	98,836	27,386	308,429
Voyager Fund - Class IB	7	16	270
Franklin Templeton Variable Insurance Products Trust:
Growth and Income Securities - Class 2	17,469	59,737	175,771
Income Securities - Class 2	73,854	24,224	373,206
Mutual Shares Securities Fund - Class 2	45,771	37,970	315,374
Large Cap Growth Securities Fund - Class 2	49,569	62,252	259,293
U.S. Government - Class 2	54,998	56,621	363,471
Templeton Foreign Securities Fund - Class 2	79,434	94,424	693,054
Templeton Growth Securities Fund - Class 2	15,976	39,054	114,835
Morgan Stanley The Universal Institutional Funds, Inc.:
Emerging Markets Equity Portfolio - Class II	60,063	59,022	300,615
Emerging Markets Debt Portfolio - Class II	2,336	2,487	3,596
Emerging Global Real Estate Portfolio - Class II	22,892	1,891	25,210
Deutsche Variable Series I:
Bond Portfolio - Class A	990	1,140	31,788
Deutsche Investments VIT Funds:
Equity 500 Index Fund - Class A	375,807	567,355	2,165,317
Small Cap Index Fund - Class A	49,078	43,817	258,956

19

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3. Expenses and Related Party Transactions

The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.

The Company also deducts from a contract owner’s account a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.

The Company also deducts from a contract owner’s account an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from a contract owner’s account on each monthly anniversary day.

20

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3. Expenses and Related Party Transactions (continued)

The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from a contract owner’s account on each monthly anniversary day.

The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2014, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.

A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.

There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.

There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.

Touchstone Advisors Inc., an affiliate of the Company, advises certain funds in the Touchstone Variable Series Trust, offered through the Company’s variable life products.

21

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.  Changes in Units Outstanding

The following table shows a summary of changes in units outstanding for variable universal life insurance contracts for the periods ended December 31, 2014 and 2013:

Flexible Premium Variable Universal Life Insurance

	2014				2013
Subaccount	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	100	(135)	(53)	(88)	122	(303)	(614)	(795)
Touchstone Active Bond Fund	145	(252)	(64)	(171)	216	(2,039)	1,937	114
Touchstone Mid Cap Growth Fund	582	(829)	(494)	(741)	673	(639)	(442)	(408)
Touchstone High Yield Fund	181	(108)	(153)	(80)	207	(321)	(347)	(461)
Touchstone Large Cap Core Equity Fund	742	(807)	326	261	828	(576)	(799)	(547)
Touchstone Money Market Fund	3,188	(2,570)	(718)	(100)	3,224	(6,902)	1,245	(2,433)
Touchstone Third Avenue Value Fund	351	(808)	(1,133)	(1,590)	336	(380)	(236)	(280)
Touchstone Moderate ETF Fund	260	(196)	(197)	(133)	421	(510)	(270)	(359)

Alger Large Cap Growth Portfolio	—	(245)	(327)	(572)	—	(317)	(404)	(721)
Alger Small Cap Growth Portfolio	—	(158)	(139)	(297)	—	(109)	(161)	(270)

PIMCO VIT Long-Term U.S. Government Bond	127	(18)	(54)	55	217	(508)	(621)	(912)

Fidelity VIP Asset Manager Portfolio - Service Class 2	24	(3)	(21)	—	65	(4)	(324)	(263)
Fidelity VIP Balanced Portfolio - Service Class 2	102	(514)	35	(377)	104	(18)	(208)	(122)
Fidelity VIP Contrafund Portfolio - Service Class 2	165	(388)	66	(157)	201	(57)	(135)	9
Fidelity VIP Equity-Income Portfolio - Service Class 2	177	(217)	(98)	(138)	200	(247)	(208)	(255)
Fidelity VIP Growth Portfolio - Service Class 2	87	(20)	532	599	125	(433)	(141)	(449)
Fidelity VIP Growth & Income Portfolio - Service Class 2	70	(13)	544	601	101	(513)	48	(364)
Fidelity VIP Mid Cap Portfolio - Service Class 2	107	(217)	(254)	(364)	142	(406)	82	(182)

MFS VIT Growth Series - Initial Class	—	(54)	(449)	(503)	—	(174)	(280)	(454)
MFS VIT Investors Trust Series - Initial Class	—	(43)	(43)	(86)	—	(142)	(56)	(198)
MFS VIT Core Equity Series - Service Class	—	(1)	(1)	(2)	—	(1)	(2)	(3)
MFS VIT Mid Cap Growth Series - Service Class	—	(4)	(39)	(43)	—	(78)	(44)	(122)
MFS VIT New Discovery Series - Service Class	—	(1)	(345)	(346)	—	(55)	(3)	(58)

Invesco American Franchise - Series I	1,286	(1,018)	(889)	(621)	1,757	(863)	(941)	(47)
Invesco Government Securities Fund - Series I	100	(313)	(126)	(339)	167	(2,688)	(1,980)	(4,501)

Putnam VT International Equity Fund - Class IB	603	(816)	(811)	(1,024)	679	(728)	(1,663)	(1,712)

Deutsche VIT Equity 500 Index - Class A	379	(303)	(281)	(205)	485	(977)	(1,435)	(1,927)
Deutsche VIT Small Cap Index - Class A	62	(7)	(57)	(2)	73	(15)	22	80

22

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.  Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2014				2013
Subaccount	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	961	(1,094)	(1,201)	(1,334)	1,277	(1,242)	(1,437)	(1,402)
Touchstone Active Bond Fund	3,576	(1,266)	16,319	18,629	2,868	(13,686)	(6,136)	(16,954)
Touchstone Mid Cap Growth Fund	3,404	(1,409)	(4,207)	(2,212)	5,929	(5,356)	(9,293)	(8,720)
Touchstone High Yield Fund	2,197	(1,118)	5,575	6,654	2,222	(10,533)	(2,682)	(10,993)
Touchstone Large Cap Core Equity Fund	3,811	(3,916)	(35,049)	(35,154)	6,365	(36,612)	(5,051)	(35,298)
Touchstone Money Market Fund	23,500	(5,438)	(15,519)	2,543	9,829	(16,760)	5,954	(977)
Touchstone Third Avenue Value Fund	2,527	(1,489)	(2,717)	(1,679)	4,345	(2,797)	(4,393)	(2,845)
Touchstone Moderate ETF Fund	1,994	(2,185)	(1,808)	(1,999)	3,599	(6,812)	890	(2,323)
Touchstone Aggressive ETF Fund	741	(464)	(333)	(56)	607	(1,119)	(128)	(640)
Touchstone Enhanced ETF Fund	—	—	—	—	599	(95)	(385)	119
Touchstone Conservative ETF Fund	184	(35)	(51)	98	44	(13)	(6)	25

PIMCO VIT Commodity Reat Return Strategy	229	(38)	837	1,028	126	(28)	(180)	(82)
PIMCO VIT Total Return	1,672	(290)	(412)	970	930	(232)	17	715

J.P. Morgan Insurance Trust Mid Cap Value Portfolio	—	(2)	(9)	(11)	—	(42)	(13)	(55)

Fidelity VIP Money Market Fund Portfolio - Initial Class	3,783	(799)	(4,039)	(1,055)	3,201	(6,142)	(1,753)	(4,694)
Fidelity VIP Asset Manager Portfolio - Service Class 2	126	(340)	(385)	(599)	234	(199)	(1,713)	(1,678)
Fidelity VIP Balanced Portfolio - Service Class 2	1,119	(635)	(791)	(307)	1,762	(455)	171	1,478
Fidelity VIP Contrafund Portfolio - Service Class 2	3,080	(2,249)	(2,838)	(2,007)	4,399	(2,158)	(4,005)	(1,764)
Fidelity VIP Equity-Income Portfolio - Service Class 2	1,923	(2,618)	(2,962)	(3,657)	3,258	(2,484)	(4,022)	(3,248)
Fidelity VIP Growth Portfolio - Service Class 2	1,254	(672)	405	987	1,706	(1,689)	(6,361)	(6,344)
Fidelity VIP Growth & Income Portfolio - Service Class 2	1,857	(1,062)	(2,087)	(1,292)	3,057	(654)	(2,774)	(371)
Fidelity VIP Mid Cap Portfolio - Service Class 2	1,749	(1,032)	(2,805)	(2,088)	2,921	(4,030)	(1,191)	(2,300)
Fidelity VIP Freedom 2010	107	(27)	(36)	44	99	(33)	(35)	31
Fidelity VIP Freedom 2015	314	(110)	(176)	28	496	(130)	(190)	176
Fidelity VIP Freedom 2020	692	(115)	(258)	319	622	(170)	(217)	235
Fidelity VIP Freedom 2025	640	(288)	1,431	1,783	1,879	(334)	(371)	1,174
Fidelity VIP Freedom 2030	400	(110)	(99)	191	860	(167)	342	1,035

MFS VIT Core Equity Series - Service Class	—	(5)	(159)	(164)	—	(83)	(267)	(350)
MFS VIT Growth Series - Service Class	—	(21)	(58)	(79)	—	(81)	(100)	(181)
MFS VIT Mid Cap Growth Series - Service Class	—	(70)	(121)	(191)	—	(151)	(116)	(267)
MFS VIT New Discovery Series - Service Class	—	(8)	(23)	(31)	—	(16)	(50)	(66)

Janus Aspen Mid Cap Growth	214	(778)	333	(231)	196	(223)	(72)	(99)
Janus Aspen Capital Appreciation	975	(493)	(714)	(232)	1,543	(1,097)	(573)	(127)
Janus Aspen Worldwide Growth	938	(466)	(2,919)	(2,447)	2,107	(1,388)	(837)	(118)

Oppenheimer Discover Mid Cap Growth	453	(499)	(267)	(313)	674	(203)	(612)	(141)
Oppenheimer Global Strategic Income	2,891	(3,444)	(1,837)	(2,390)	2,572	(4,501)	(1,658)	(3,587)
Oppenheimer International Growth	2,024	(2,162)	(1,146)	(1,284)	3,377	(1,987)	(6,897)	(5,507)

Guggenheim Multi Hedge Strategies	217	(47)	(51)	119	143	(33)	318	428

Invesco VI Value Opportunities - Series II	512	(162)	(119)	231	1,026	(260)	(724)	42
Invesco VI Core Equity Fund - Series II	802	(108)	(696)	(2)	610	(160)	(1,206)	(756)
Invesco LIT Comstock Portfolio - Class II	369	(282)	(583)	(496)	371	(468)	(787)	(884)
Invesco LIT Capital Growth Portfolio - Class II	840	(172)	(1,126)	(458)	840	(151)	2,963	3,652
Invesco UIF Mid Cap Value Portfolio - Class II	92	(20)	(58)	14	128	(22)	(83)	23

23

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.  Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2014				2013
Subaccount	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)

Putnam VT Growth and Income Fund - Class IB	773	(1,729)	(810)	(1,766)	1,210	(619)	(489)	102
Putnam VT International Equity Fund - Class IB	507	(408)	9	108	653	(747)	(344)	(438)
Putnam VT Multi-Cap Growth Fund - Class IB	—	—	—	—	—	(5)	(1)	(6)
Putnam VT Small Cap Value Fund - Class IB	381	(319)	(318)	(256)	720	(273)	(1,300)	(853)
Putnam VT Voyager Fund - Class IB	—	—	(1)	(1)	—	(5)	—	(5)

Franklin Templeton VIP Trust Growth & Income
Securities Fund - Class 2	595	(156)	(2,440)	(2,001)	1,358	(536)	(633)	189
Franklin Templeton VIP Trust Income
Securities Fund - Class 2	1,685	(368)	(112)	1,205	1,231	(498)	(790)	(57)
Franklin Templeton VIP Trust Mutual Shares
Securities Fund - Class 2	1,117	(566)	(620)	(69)	1,206	(510)	(1,478)	(782)
Franklin Templeton VIP Trust Large Cap Growth
Securities Fund - Class 2	1,018	(1,861)	24	(819)	1,844	(1,631)	227	440
Franklin Templeton VIP Trust U.S. Government
Fund - Class 2	3,055	(2,414)	(1,374)	(733)	3,208	(7,913)	(11,511)	(16,216)
Franklin Templeton VIP Trust Foreign
Securities Fund - Class 2	2,167	(2,360)	(853)	(1,046)	3,804	(3,652)	(2,433)	(2,281)
Franklin Templeton VIP Trust Growth
Securities Fund - Class 2	324	(81)	(1,215)	(972)	790	(152)	93	731

MS UIF Emerging Markets Equity Portfolio - Class II	758	(312)	(372)	74	826	(373)	(81)	372
MS UIF Emerging Markets Debt Portfolio - Class II	85	(81)	(27)	(23)	116	(83)	(36)	(3)
MS UIF Global Real Estate Portfolio - Class II	209	(34)	634	809	85	(72)	(14)	(1)

Deutsche Variable Series I Bond Portfolio - Class A	—	(26)	(57)	(83)	—	(719)	(73)	(792)

Deutsche VIT Equity 500 Index - Class A	9,619	(17,548)	(8,889)	(16,818)	14,271	(31,327)	(13,448)	(30,504)
Deutsche VIT Small Cap Index - Class A	1,093	(993)	(612)	(512)	1,381	(1,074)	(520)	(213)

24

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights

A summary of net assets, unit values and units outstanding for variable universal life insurance contracts, investment income and expense ratios, excluding expenses of the underlying funds, are presented for each of the five years in the period ended December 31, 2014.

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

	At December 31, 2014				For the period ended December 31, 2014
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$38.26 to $42.76	18	$39.38 to $44.41	$809	0.00%	0.00% to 0.90%	2.93% to 3.86%
Active Bond Fund	17.90 to 18.07	159	18.41 to 18.75	2,987	2.59%	0.00% to 0.90%	2.85% to 3.76%
Mid Cap Growth Fund	32.61 to 41.31	54	36.88 to 46.3	2,052	0.00%	0.00% to 0.90%	13.09% to 12.08%
High Yield Fund	22.66 to 25.30	113	22.6 to 25.45	2,866	8.68%	0.00% to 0.90%	(0.26)% to 0.58%
Large Cap Core Equity Fund	15.03 to 18.70	324	17.12 to 21.5	6,918	1.04%	0.00% to 0.90%	13.91% to 14.97%
Money Market Fund	11.23 to 12.09	73	11.13 to 12.09	868	0.01%	0.00% to 0.90%	(0.89)% to 0.00%
Third Avenue Value Fund	21.61 to 27.40	52	20.8 to 26.61	1,368	5.57%	0.00% to 0.90%	(3.75)% to (2.88)%
Moderate ETF Fund	13.14 to 13.83	26	13.93 to 14.79	380	1.64%	0.00% to 0.90%	6.01% to 6.94%
Aggressive ETF Fund	13.93	6	14.98	85	0.00%	0.00% to 0.90%	7.49%
Conservative ETF Fund	13.19	1	13.88	11	1.27%	0.00% to 0.90%	5.23%
The Alger Fund
Large Cap Growth Portfolio	14.40	4	15.84	71	0.15%	0.90%	10.00%
Small Cap Growth Portfolio	17.59	2	17.51	40	0.00%	0.90%	(0.46)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	26.64	*-	30.66	2	0.77%	0.00%	15.11%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	24.75	1	30.42	43	2.29%	0.90%	22.91%
Commodity Real Return Portfolio	16.61	1	13.55	19	0.44%	0.90%	(18.42)%
Total Return Portfolio	14.26	8	14.87	117	2.25%	0.90%	4.28%
Guggenheim Investments
Multi Hedge Strategies Allocations	11.80	1	12.35	12	0.00%	0.90%	4.66%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.68	38	12.68	483	0.01%	0.00%	0.01%
Asset Manager Portfolio - Service Class 2	16.49 to 19.30	7	17.25 to 20.37	133	1.24%	0.00% to 0.90%	4.61% to 5.54%
Balanced Portfolio - Service Class 2	17.77 to 20.97	21	19.38 to 23.07	464	1.32%	0.00% to 0.90%	9.06% to 10.01%
Contrafund Portfolio - Service Class 2	23.28 to 27.56	45	25.77 to 30.77	1,371	0.75%	0.00% to 0.90%	10.70% to 11.65%
Equity-Income Portfolio - Service Class 2	16.67 to 19.90	38	17.92 to 21.59	813	2.64%	0.00% to 0.90%	7.50% to 8.49%
Growth Portfolio - Serivce Class 2	13.78 to 17.23	18	15.16 to 19.13	328	0.00%	0.00% to 0.90%	10.01% to 11.03%
Growth & Income Portfolio - Serivce Class 2	16.84 to 20.17	31	18.39 to 22.23	686	1.59%	0.00% to 0.90%	9.20% to 10.21%
Mid Cap Portfolio - Service Class 2	33.10 to 38.64	37	34.78 to 40.97	1,519	0.02%	0.00% to 0.90%	5.08% to 6.03%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

25

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2014				For the period ended December 31, 2014
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$13.44	1	$14.01	$9	1.48%	0.00% to 0.90%	4.21%
Freedom 2015 - Service Class 2	13.40	1	14.00	16	1.26%	0.00% to 0.90%	4.45%
Freedom 2020 - Service Class 2	13.24	2	13.85	26	1.59%	0.00% to 0.90%	4.60%
Freedom 2025 - Service Class 2	13.73	8	14.40	112	1.40%	0.00% to 0.90%	4.85%
Freedom 2030 - Service Class 2	13.38	3	14.02	36	1.41%	0.00% to 0.90%	4.74%
MFS Variable Insurance Trust
Growth Series - Initial Class	16.60	3	17.92	58	0.11%	0.90%	7.97%
Investors Trust Series - Initial Class	16.31	1	17.94	13	0.94%	0.90%	10.02%
Core Equity Series - Service Class	13.31 to 15.85	1	14.64 to 17.59	19	0.54%	0.00% to 0.90%	9.99% to 10.98%
Growth Series - Service Class	19.30	1	20.98	21	0.00%	0.00%	8.68%
Mid Cap Growth Series - Service Class	9.88 to 13.31	1	10.63 to 14.45	11	0.00%	0.00% to 0.90%	7.59% to 8.56%
New Discovery Series - Service Class	20.79 to 25.67	1	19.06 to 23.75	13	0.00%	0.00% to 0.90%	(8.32)% to (7.48)%
Janus Aspen Series
Enterprise Portfolio - Service Shares	23.13	1	25.96	36	0.03%	0.00%	12.24%
Forty Portfolio - Service Shares	23.71	14	25.72	361	0.03%	0.00%	8.47%
Worldwide Growth Portfolio - Service Shares	13.87	6	14.86	84	0.97%	0.00%	7.18%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	15.90	6	16.78	97	0.00%	0.00%	5.52%
Global Strategic Bond Fund/VA - Service Class II	22.00	37	22.55	825	3.87%	0.00%	2.49%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	24.53	34	22.77	779	0.93%	0.00%	(7.15)%
Invesco Investments, Inc.
V.I. Government Securities Fund - Series I	16.86	1	17.40	19	2.95%	0.90%	(3.21)%
V.I. Value Opportunities Fund - Series II	20.30	10	21.59	208	1.18%	0.00%	6.39%
V.I. American Franchise - Series I	13.47	14	14.48	200	0.04%	0.00%	7.47%
V.I. Core Equity Fund — Series II	16.73	3	18.04	60	0.68%	0.00%	7.85%
V.I Comstock Portfolio	26.60	6	29.02	160	1.09%	0.00%	9.10%
V.I. American Franchise - Series I	24.49	7	26.49	182	0.00%	0.00%	8.17%
V.I. American Value Series II	16.55	1	18.11	10	0.20%	0.00%	9.48%
Putnam Variable Trust
Growth and Income Fund - Class IB	22.32	9	24.71	217	1.31%	0.00%	10.73%
International Equity Fund - Class IB	21.37 to 23.51	12	19.74 to 21.92	249	0.93%	0.00% to 0.90%	(7.63)% to (6.76)%
Multi-Cap Growth Fund - Class IB	25.55	*-	28.99	*-	0.47%	0.00%	13.49%
Small Cap Value Fund - Class IB	31.38	11	32.46	351	0.47%	0.00%	3.43%
Voyager Fund - Class IB	24.68	*-	27.08	*-	0.41%	0.00%	9.72%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	23.28	10	25.41	256	2.40%	0.00%	9.14%
Income Securities Fund - Class 2	24.59	15	25.72	396	4.96%	0.00%	4.62%
Mutual Shares Securities Fund - Class 2	23.79	16	25.48	400	2.02%	0.00%	7.12%
Large Cap Growth Securities Fund - Class 2	21.24	16	23.89	370	1.08%	0.00%	12.46%
U.S. Government Fund - Class 2	14.59	23	15.08	352	2.62%	0.00%	3.38%
Templeton Foreign Securities Fund - Class 2	28.49	28	25.32	721	1.85%	0.00%	(11.13)%
Templeton Growth Securities Fund - Class 2	25.28	6	24.56	145	1.34%	0.00%	(2.81)%
MS The Universal Institutional Funds
UIF Emerging Markets Equity	40.91	8	39.04	293	0.33%	0.00%	(4.55)%
UIF Emerging Markets Debt	17.53	*-	18.04	3	6.06%	0.00%	2.89%
UIF Global Real Estate	23.33	*-	26.57	26	0.98%	0.00%	13.85%

Deutsche Variable Series I
Bond Portfolio - Class A	13.11	2	13.98	28	3.49%	0.00%	6.63%
Deutsche Investments VIT Funds
Equity 500 Index Fund - Class A	14.47 to 19.61	138	16.26 to 22.23	3,032	1.79%	0.00% to 0.90%	12.37% to 13.36%
Small Cap Index Fund - Class A	23.98 to 29.22	11	24.89 to 30.60	330	0.93%	0.00% to 0.90%	3.79% to 4.72%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

26

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights

	At December 31, 2013				For the period ended December 31, 2013
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$27.49 to $30.45	20	$38.26 to $42.76	$840	1.40%	0.00% to 0.90%	39.18% to 40.43%
Active Bond Fund	18.46 to 18.47	141	17.90 to 18.07	2,543	3.19%	0.00% to 0.90%	(3.03)% to (2.17)%
Mid Cap Growth Fund	24.19 to 30.92	57	32.61 to 41.31	1,919	0.00%	0.00% to 0.90%	34.81% to 33.60%
High Yield Fund	21.83 to 24.15	106	22.66 to 25.30	2,683	13.04%	0.00% to 0.90%	3.80% to 4.76%
Large Cap Core Equity Fund	11.53 to 14.22	359	15.03 to 18.70	6,675	1.49%	0.00% to 0.90%	30.36% to 31.50%
Money Market Fund	11.33 to 12.09	71	11.23 to 12.09	840	0.01%	0.00% to 0.90%	(0.88)% to 0.00%
Third Avenue Value Fund	17.54 to 22.04	56	21.61 to 27.40	1,489	4.28%	0.00% to 0.90%	23.20% to 24.32%
Moderate ETF Fund	11.40 to 11.89	28	13.14 to 13.83	385	1.94%	0.00% to 0.90%	15.26% to 16.32%
Aggressive ETF Fund	11.34	6	13.93	79	2.35%	0.00% to 0.90%	22.92%
Conservative ETF Fund	12.15	1	13.19	9	2.49%	0.00% to 0.90%	8.50%
The Alger Fund
Large Cap Growth Portfolio	10.75	5	14.40	73	0.76%	0.90%	33.88%
Small Cap Growth Portfolio	13.22	3	17.59	46	0.00%	0.90%	33.06%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	20.13	*-	26.64	2	1.02%	0.00%	32.30%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	28.69	1	24.75	33	2.19%	0.90%	(13.73)%
Commodity Real Return Portfolio	19.48	*-	16.61	6	1.69%	0.90%	(14.70)%
Total Return Portfolio	14.54	7	14.26	98	2.25%	0.90%	(1.96)%
Guggenheim Investments
Multi Hedge Strategies Allocations	11.61	1	11.80	10	0.00%	0.90%	1.65%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.67	39	12.68	496	0.03%	0.00%	0.03%
Asset Manager Portfolio - Service Class 2	14.42 to 16.73	7	16.49 to 19.30	138	1.30%	0.00% to 0.90%	14.36% to 15.36%
Balanced Portfolio - Service Class 2	15.03 to 17.58	21	17.77 to 20.97	435	1.35%	0.00% to 0.90%	18.23% to 19.28%
Contrafund Portfolio - Service Class 2	17.94 to 21.04	47	23.28 to 27.56	1,288	0.84%	0.00% to 0.90%	29.77% to 30.99%
Equity-Income Portfolio - Service Class 2	13.16 to 15.57	42	16.67 to 19.90	825	2.32%	0.00% to 0.90%	26.67% to 27.81%
Growth Portfolio - Serivce Class 2	10.22 to 12.67	16	13.78 to 17.23	270	0.05%	0.00% to 0.90%	34.83% to 35.99%
Growth & Income Portfolio - Serivce Class 2	12.75 to 15.13	32	16.84 to 20.17	639	1.68%	0.00% to 0.90%	32.08% to 33.31%
Mid Cap Portfolio - Service Class 2	24.58 to 28.44	40	33.10 to 38.64	1,526	0.28%	0.00% to 0.90%	34.66% to 35.86%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

27

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2013				For the period ended December 31, 2013
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$11.87	1	$13.44	$8	1.53%	0.00% to 0.90%	13.20%
Freedom 2015 - Service Class 2	11.74	1	13.40	15	1.60%	0.00% to 0.90%	14.10%
Freedom 2020 - Service Class 2	11.45	2	13.24	20	1.72%	0.00% to 0.90%	15.63%
Freedom 2025 - Service Class 2	11.47	6	13.73	83	1.82%	0.00% to 0.90%	19.71%
Freedom 2030 - Service Class 2	11.02	2	13.38	31	1.24%	0.00% to 0.90%	21.41%
MFS Variable Insurance Trust
Growth Series - Initial Class	12.24	4	16.60	62	0.23%	0.90%	35.63%
Investors Trust Series - Initial Class	12.46	1	16.31	13	1.02%	0.90%	30.87%
Core Equity Series - Service Class	10.01 to 11.81	1	13.31 to 15.85	19	0.79%	0.00% to 0.90%	32.97% to 34.21%
Growth Series - Service Class	14.14	1	19.30	21	0.12%	0.00%	36.49%
Mid Cap Growth Series - Service Class	7.27 to 9.7	1	9.88 to 13.31	13	0.00%	0.00% to 0.90%	35.90% to 37.22%
New Discovery Series - Service Class	14.85 to 18.18	1	20.79 to 25.67	22	0.00%	0.00% to 0.90%	40.00% to 41.20%
Janus Aspen Series
Enterprise Portfolio - Service Shares	17.52	2	23.13	37	0.37%	0.00%	32.04%
Forty Portfolio - Service Shares	18.12	14	23.71	339	0.61%	0.00%	30.89%
Worldwide Growth Portfolio - Service Shares	10.83	8	13.87	112	1.12%	0.00%	28.08%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	11.72	6	15.90	97	0.00%	0.00%	35.62%
Global Strategic Bond Fund/VA - Service Class II	22.08	39	22.00	857	4.66%	0.00%	(0.37)%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	19.51	35	24.53	870	1.11%	0.00%	25.71%
Invesco Investments, Inc.
V.I. Government Securities Fund - Series I	17.47	1	16.86	24	3.56%	0.90%	(3.49)%
V.I. Value Opportunities Fund - Series II	15.23	9	20.30	191	1.26%	0.00%	33.27%
V.I. American Franchise - Series I	9.70	14	13.47	195	0.43%	0.00%	38.89%
V.I. Core Equity Fund — Series II	12.98	3	16.73	56	1.15%	0.00%	28.93%
V.I Comstock Portfolio	19.61	6	26.60	160	1.45%	0.00%	35.65%
V.I. American Franchise - Series I	17.52	7	24.49	180	0.23%	0.00%	39.79%
V.I. American Value Series II	12.35	1	16.55	9	0.59%	0.00%	33.93%
Putnam Variable Trust
Growth and Income Fund - Class IB	16.45	11	22.32	235	1.68%	0.00%	35.68%
International Equity Fund - Class IB	16.83 to 18.36	13	21.37 to 23.51	288	1.53%	0.00% to 0.90%	26.98% to 28.05%
Multi-Cap Growth Fund - Class IB	18.72	*-	25.55	*-	0.79%	0.00%	36.44%
Small Cap Value Fund - Class IB	22.48	11	31.38	347	0.86%	0.00%	39.61%
Voyager Fund - Class IB	17.17	*-	24.68	*-	0.94%	0.00%	43.72%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	17.96	12	23.28	281	2.62%	0.00%	29.60%
Income Securities Fund - Class 2	21.58	14	24.59	349	6.40%	0.00%	13.94%
Mutual Shares Securities Fund - Class 2	18.55	16	23.79	375	2.19%	0.00%	28.26%
Large Cap Growth Securities Fund - Class 2	16.51	16	21.24	347	1.06%	0.00%	28.63%
U.S. Government Fund - Class 2	14.92	24	14.59	351	2.80%	0.00%	(2.24)%
Templeton Foreign Securities Fund - Class 2	23.17	30	28.49	841	2.27%	0.00%	22.97%
Templeton Growth Securities Fund - Class 2	19.32	7	25.28	174	2.49%	0.00%	30.82%
MS The Universal Institutional Funds
UIF Emerging Markets Equity	41.36	7	40.91	304	1.07%	0.00%	(1.10)%
UIF Emerging Markets Debt	19.21	*-	17.53	4	5.50%	0.00%	(8.76)%
UIF Global Real Estate	22.73	*-	23.33	4	4.77%	0.00%	2.63%

DWS Variable Series I
Bond Portfolio - Class A	13.52	2	13.11	28	3.66%	0.00%	(3.03)%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	11.07 to 14.86	155	14.47 to 19.61	3,007	1.82%	0.00% to 0.90%	30.71% to 31.97%
Small Cap Index Fund - Class A	17.45 to 21.08	11	23.98 to 29.22	330	1.62%	0.00% to 0.90%	37.42% to 38.61%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

28

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2012				For the period ended December 31, 2012
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$23.28 to $25.55	22	$27.49 to $30.45	$666	12.62%	0.00% to 0.90%	18.08% to 19.18%
Active Bond Fund	17.54 to 17.69	140	18.46 to 18.47	2,579	3.61%	0.00% to 0.90%	4.41% to 5.25%
Mid Cap Growth Fund	20.17 to 26.01	60	24.19 to 30.92	1,501	1.88%	0.00% to 0.90%	18.88% to 19.93%
High Yield Fund	19.42 to 21.29	114	21.83 to 24.15	2,752	13.04%	0.00% to 0.90%	12.41% to 13.43%
Large Cap Core Equity Fund	10.38 to 12.69	386	11.53 to 14.22	5,460	1.49%	0.00% to 0.90%	11.08% to 12.06%
Money Market Fund	11.43 to 12.09	84	11.33 to 12.09	1,004	0.01%	0.00% to 0.90%	(0.87)% to 0.00%
Third Avenue Value Fund	14.66 to 18.25	59	17.54 to 22.04	1,277	4.28%	0.00% to 0.90%	19.65% to 20.77%
Moderate ETF Fund	10.46 to 10.81	29	11.40 to 11.89	339	1.94%	0.00% to 0.90%	8.99% to 9.99%
Aggressive ETF Fund	10.07	3	11.34	32	2.68%	0.00% to 0.90%	12.58%
Enhanced ETF Fund	9.38	3	10.70	34	4.88%	0.00% to 0.90%	14.06%
Conservative ETF Fund	11.39	*-	12.15	1	7.73%	0.00% to 0.90%	6.71%
The Alger Fund
Large Cap Growth Portfolio	9.88	6	10.75	62	0.76%	0.90%	8.84%
Small Cap Growth Portfolio	11.85	3	13.22	38	13.32%	0.90%	11.54%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	16.73	*-	20.13	2	2.18%	0.00%	20.35%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	27.72	2	28.69	65	5.91%	0.90%	3.49%
Commodity Real Return Portfolio	18.48	*-	19.48	6	1.69%	0.90%	5.39%
Total Return Portfolio	13.27	6	14.54	83	3.21%	0.90%	9.58%
Guggenheim Investments
Multi Hedge Strategies Allocations	11.36	1	11.61	9	0.00%	0.90%	2.21%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.66	35	12.67	449	0.03%	0.00%	0.11%
Asset Manager Portfolio - Service Class 2	12.97 to 14.91	8	14.42 to 16.73	136	1.54%	0.00% to 0.90%	11.18% to 12.21%
Balanced Portfolio - Service Class 2	13.21 to 15.31	22	15.03 to 17.58	373	5.82%	0.00% to 0.90%	13.78% to 14.83%
Contrafund Portfolio - Service Class 2	15.59 to 18.12	49	17.94 to 21.04	1,027	0.87%	0.00% to 0.90%	15.07% to 16.11%
Equity-Income Portfolio - Service Class 2	11.34 to 13.30	44	13.16 to 15.57	688	9.14%	0.00% to 0.90%	16.05% to 17.07%
Growth Portfolio - Serivce Class 2	9.02 to 11.08	17	10.22 to 12.67	213	0.12%	0.00% to 0.90%	13.30% to 14.35%
Growth & Income Portfolio - Serivce Class 2	10.88 to 12.80	33	12.75 to 15.13	502	1.68%	0.00% to 0.90%	17.19% to 18.20%
Mid Cap Portfolio - Service Class 2	21.65 to 24.82	41	24.58 to 28.44	1,165	13.63%	0.00% to 0.90%	13.53% to 14.59%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

29

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2012				For the period ended December 31, 2012
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$10.64	1	$11.87	$7	2.70%	0.00% to 0.90%	11.60%
Freedom 2015 - Service Class 2	10.49	1	11.74	13	3.34%	0.00% to 0.90%	11.94%
Freedom 2020 - Service Class 2	10.12	1	11.45	15	2.95%	0.00% to 0.90%	13.13%
Freedom 2025 - Service Class 2	9.99	5	11.47	56	3.43%	0.00% to 0.90%	14.84%
Freedom 2030 - Service Class 2	9.57	3	11.02	39	2.69%	0.00% to 0.90%	15.19%
MFS Variable Insurance Trust
Growth Series - Initial Class	10.52	4	12.24	52	0.95%	0.90%	16.34%
Investors Trust Series - Initial Class	10.55	1	12.46	12	1.02%	0.90%	18.12%
Core Equity Series - Service Class	8.71 to 10.18	1	10.01 to 11.81	17	0.79%	0.00% to 0.90%	14.93% to 16.01%
Growth Series - Service Class	12.08	1	14.14	17	0.87%	0.00%	17.05%
Mid Cap Growth Series - Service Class	6.30 to 8.33	1	7.27 to 9.7	12	0.40%	0.00% to 0.90%	8.33% to 16.45%
New Discovery Series - Service Class	12.40 to 15.04	1	14.85 to 18.18	19	0.81%	0.00% to 0.90%	15.04% to 20.88%
Janus Aspen Series
Enterprise Portfolio - Service Shares	14.97	2	17.52	28	0.37%	0.00%	17.02%
Forty Portfolio - Service Shares	14.63	17	18.12	300	0.61%	0.00%	23.83%
Worldwide Growth Portfolio - Service Shares	9.03	8	10.83	83	1.12%	0.00%	19.91%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	10.09	9	11.72	105	0.00%	0.00%	16.19%
Global Strategic Bond Fund/VA - Service Class II	19.52	38	22.08	830	4.66%	0.00%	13.13%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	16.03	37	19.51	729	1.11%	0.00%	21.70%
Invesco Investments, Inc.
V.I. Government Securities Fund - Series I	17.20	6	17.47	104	3.56%	0.90%	1.58%
V.I. Value Opportunities Fund - Series II	12.94	9	15.23	137	1.26%	0.00%	17.70%
V.I. American Franchise - Series I	10.00	14	9.70	141	0.43%	0.00%	(2.99)%
V.I. Core Equity Fund — Series II	11.42	4	12.98	56	1.15%	0.00%	13.63%
Van Kampen Comstock Portfolio	16.49	7	19.61	128	1.45%	0.00%	18.90%
Van Kampen Capital Growth Portfolio	15.45	8	17.52	141	0.23%	0.00%	13.40%
Van Kampen American Value Series II	10.55	1	12.35	6	0.59%	0.00%	17.10%
Putnam Variable Trust
Growth and Income Fund - Class IB	13.81	11	16.45	182	1.68%	0.00%	19.11%
International Equity Fund - Class IB	13.93 to 15.06	15	16.83 to 18.36	261	1.53%	0.00% to 0.90%	20.82% to 21.91%
Multi-Cap Growth Fund - Class IB	16.04	*-	18.72	1	0.79%	0.00%	16.74%
Small Cap Value Fund - Class IB	19.13	12	22.48	278	2.32%	0.00%	17.50%
Voyager Fund - Class IB	15.04	*-	17.17	*-	0.94%	0.00%	14.19%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.01	12	17.96	213	2.62%	0.00%	12.20%
Income Securities Fund - Class 2	19.15	12	21.58	260	6.40%	0.00%	12.68%
Mutual Shares Securities Fund - Class 2	16.23	16	18.55	302	2.19%	0.00%	14.26%
Large Cap Growth Securities Fund - Class 2	14.69	17	16.51	279	1.06%	0.00%	12.40%
U.S. Government Fund - Class 2	14.65	24	14.92	365	2.80%	0.00%	1.87%
Templeton Foreign Securities Fund - Class 2	19.60	30	23.17	704	2.27%	0.00%	18.23%
Templeton Growth Securities Fund - Class 2	15.96	7	19.32	141	2.49%	0.00%	21.06%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	34.51	7	41.36	293	1.07%	0.00%	19.85%
Van Kampen Emerging Markets Debt	16.30	*-	19.21	7	7.20%	0.00%	17.87%
Van Kampen Global Real Estate	17.50	*-	22.73	5	4.77%	0.00%	29.91%

DWS Variable Series I
Bond Portfolio - Class A	12.54	2	13.52	30	3.66%	0.00%	7.80%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.65 to 12.84	173	11.07 to 14.86	2,545	3.98%	0.00% to 0.90%	14.72% to 15.73%
Small Cap Index Fund - Class A	15.15 to 18.13	11	17.45 to 21.08	238	5.50%	0.00% to 0.90%	15.18% to 16.27%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

30

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2011				For the period ended December 31, 2011
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$22.40 to $24.37	23	$23.28 to $25.55	$584	0.00%	0.00% to 0.90%	3.93% to 4.84%
Active Bond Fund	16.18 to 16.46	156	17.54 to 17.69	2,744	5.06%	0.00% to 0.90%	7.47% to 8.41%
Mid Cap Growth Fund	22.74 to 29.60	69	20.17 to 26.01	1,446	0.33%	0.00% to 0.90%	(12.13)% to (11.30)%
High Yield Fund	18.47 to 20.07	125	19.42 to 21.29	2,657	9.20%	0.00% to 0.90%	5.14% to 6.08%
Large Cap Core Equity Fund	10.17 to 12.32	423	10.38 to 12.69	5,333	1.75%	0.00% to 0.90%	2.06% to 3.00%
Money Market Fund	11.54 to 12.08	78	11.43 to 12.09	938	0.01%	0.00% to 0.90%	(0.95)% to 0.08%
Third Avenue Value Fund	17.47 to 21.56	63	14.66 to 18.25	1,121	2.35%	0.00% to 0.90%	(16.08)% to (15.35)%
Moderate ETF Fund	10.37 to 10.62	31	10.46 to 10.81	334	1.94%	0.00% to 0.90%	0.87% to 1.79%
Aggressive ETF Fund	10.07	3	10.07	35	1.27%	0.00% to 0.90%	(0.01)%
Enhanced ETF Fund	9.77	3	9.38	29	0.94%	0.00% to 0.90%	(4.04)%
Conservative ETF Fund	11.01	*-	11.39	1	1.77%	0.00% to 0.90%	3.43%
The Alger Fund
Large Cap Growth Portfolio	10.00	6	9.88	63	1.03%	0.90%	(1.24)%
Small Cap Growth Portfolio	12.35	3	11.85	38	0.00%	0.90%	(4.01)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	16.37	*-	16.73	2	1.34%	0.00%	2.17%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	21.88	2	27.72	53	4.69%	0.90%	26.68%
Commodity Real Return Portfolio	19.99	*-	18.48	7	15.39%	0.90%	(7.55)%
Total Return Portfolio	12.81	5	13.27	66	4.34%	0.90%	3.58%
Guggenheim Investments
Alternative Strategies Allocations	9.84	*-	9.54	3	2.55%	0.90%	(3.07)%
Multi Hedge Strategies Allocations	10.99	*-	11.36	4	0.00%	0.90%	3.36%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.64	40	12.66	508	0.11%	0.00%	0.13%
Asset Manager Portfolio - Service Class 2	13.46 to 15.34	10	12.97 to 14.91	146	2.24%	0.00% to 0.90%	(3.64)% to (2.80)%
Balanced Portfolio - Service Class 2	13.86 to 15.92	20	13.21 to 15.31	303	1.71%	0.00% to 0.90%	(4.69)% to (3.83)%
Contrafund Portfolio - Service Class 2	16.18 to 18.64	52	15.59 to 18.12	923	0.81%	0.00% to 0.90%	(3.65)% to (2.79)%
Equity-Income Portfolio - Service Class 2	11.37 to 13.21	48	11.34 to 13.30	630	2.34%	0.00% to 0.90%	(0.68)% to (0.26)%
Growth Portfolio - Serivce Class 2	9.10 to 11.08	24	9.02 to 11.08	256	0.48%	0.00% to 0.90%	(0.88)% to 0.00%
Growth & Income Portfolio - Serivce Class 2	10.83 to 12.63	34	10.88 to 12.80	429	1.54%	0.00% to 0.90%	0.46% to 1.35%
Mid Cap Portfolio - Service Class 2	24.50 to 27.84	44	21.65 to 24.82	1,078	0.20%	0.00% to 0.90%	(11.63)% to (10.85)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

31

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2011				For the period ended December 31, 2011
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$10.69	1	$10.64	$6	2.63%	0.00% to 0.90%	(0.45)%
Freedom 2015 - Service Class 2	10.55	1	10.49	10	2.49%	0.00% to 0.90%	(0.53)%
Freedom 2020 - Service Class 2	10.25	1	10.12	11	2.73%	0.00% to 0.90%	(1.22)%
Freedom 2025 - Service Class 2	10.23	4	9.99	37	2.35%	0.00% to 0.90%	(2.31)%
Freedom 2030 - Service Class 2	9.85	2	9.57	24	2.19%	0.00% to 0.90%	(2.84)%
MFS Variable Insurance Trust
Growth Series - Initial Class	10.65	5	10.52	48	0.19%	0.90%	(1.22)%
Investors Trust Series - Initial Class	10.88	1	10.55	12	0.94%	0.90%	(3.03)%
Core Equity Series - Service Class	8.90 to 10.32	2	8.71 to 10.18	18	0.66%	0.00% to 0.90%	(2.13)% to (1.36)%
Growth Series - Service Class	12.14	1	12.08	17	0.02%	0.00%	(0.52)%
Mid Cap Growth Series - Service Class	6.77 to 8.88	2	6.30 to 8.33	13	0.00%	0.00% to 0.90%	(6.94)% to (6.19)%
New Discovery Series - Service Class	13.98 to 16.80	1	12.40 to 15.04	17	13.15%	0.00% to 0.90%	(11.30)% to (10.48)%
Janus Aspen Series
Enterprise Portfolio - Service Shares	15.23	2	14.97	25	0.00%	0.00%	(1.68)%
Forty Portfolio - Service Shares	15.72	17	14.63	244	0.25%	0.00%	(6.96)%
Worldwide Growth Portfolio - Service Shares	10.50	8	9.03	70	0.52%	0.00%	(13.97)%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	10.01	9	10.09	92	0.00%	0.00%	0.82%
Global Strategic Bond Fund/VA - Service Class II	19.39	41	19.52	803	4.77%	0.00%	0.66%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	17.35	43	16.03	687	0.75%	0.00%	(7.59)%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	8.61	16	7.86	123	0.15%	0.90%	(8.70)%
V.I. Government Securities Fund - Series I	16.09	14	17.20	234	0.77%	0.90%	6.92%
V.I. Basic Value Fund - Series II	13.40	9	12.94	116	0.62%	0.00%	(3.40)%
V.I. Capital Appreciation Fund — Series II	13.52	2	12.42	30	0.00%	0.00%	(8.14)%
V.I. Core Equity Fund — Series II	11.45	5	11.42	58	0.77%	0.00%	(0.25)%
Van Kampen Comstock Portfolio	16.84	7	16.49	122	1.37%	0.00%	(2.10)%
Van Kampen Capital Growth Portfolio	16.50	4	15.45	68	0.00%	0.00%	(6.36)%
Van Kampen Mid Cap Value	10.47	*-	10.55	5	1.23%	0.00%	0.79%
Putnam Variable Trust
Growth and Income Fund - Class IB	14.48	11	13.81	152	1.23%	0.00%	(4.65)%
International Equity Fund - Class IB	16.92 to 18.13	15	13.93 to 15.06	213	3.42%	0.00% to 0.90%	(17.67)% to (16.93)%
Multi-Cap Growth Fund - Class IB	16.90	*-	16.04	1	0.31%	0.00%	(5.11)%
Small Cap Value Fund - Class IB	20.08	13	19.13	253	0.49%	0.00%	(4.72)%
Voyager Fund - Class IB	18.30	*-	15.04	*-	0.00%	0.00%	(17.84)%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	15.63	12	16.01	187	3.31%	0.00%	2.40%
Income Securities Fund - Class 2	18.71	12	19.15	232	6.66%	0.00%	2.38%
Mutual Shares Securities Fund - Class 2	16.40	17	16.23	277	2.49%	0.00%	(1.02)%
Large Cap Growth Securities Fund - Class 2	14.92	16	14.69	242	0.65%	0.00%	(1.52)%
U.S. Government Fund - Class 2	13.86	41	14.65	595	3.33%	0.00%	5.69%
Templeton Foreign Securities Fund - Class 2	21.93	33	19.60	640	1.77%	0.00%	(10.63)%
Templeton Growth Securities Fund - Class 2	17.16	7	15.96	105	1.07%	0.00%	(7.00)%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	42.21	7	34.51	232	0.41%	0.00%	(18.23)%
Van Kampen Emerging Markets Debt	15.25	*-	16.30	6	5.79%	0.00%	6.88%
Van Kampen Global Real Estate	19.47	*-	17.50	4	13.19%	0.00%	(10.14)%

DWS Variable Series I
Bond Portfolio - Class A	11.87	3	12.54	38	5.69%	0.00%	5.67%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.56 to 12.61	202	9.65 to 12.84	2,575	1.83%	0.00% to 0.90%	0.94% to 1.82%
Small Cap Index Fund - Class A	15.99 to 18.97	12	15.15 to 18.13	209	0.89%	0.00% to 0.90%	(5.25)% to (4.43)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

32

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2010				For the period ended December 31, 2010
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$18.09 to $19.51	24	$22.40 to $24.37	$573	0.00%	0.00% to 0.90%	23.83% to 24.91%
Active Bond Fund	15.04 to 15.44	148	16.18 to 16.46	2,392	3.92%	0.00% to 0.90%	6.61% to 7.58%
Mid Cap Growth Fund	18.70 to 24.55	72	22.74 to 29.60	1,693	0.22%	0.00% to 0.90%	20.57% to 21.60%
High Yield Fund	16.54 to 17.81	126	18.47 to 20.07	2,516	8.11%	0.00% to 0.90%	11.67% to 12.69%
Large Cap Core Equity Fund	9.14 to 10.98	438	10.17 to 12.32	5,360	1.77%	0.00% to 0.90%	11.27% to 12.20%
Money Market Fund	11.62 to 12.06	129	11.54 to 12.08	1,532	0.14%	0.00% to 0.90%	(0.69)% to 0.17%
Third Avenue Value Fund	14.66 to 17.93	63	17.47 to 21.56	1,323	6.19%	0.00% to 0.90%	19.17% to 20.25%
Moderate ETF Fund	9.40 to 9.54	35	10.37 to 10.62	372	2.01%	0.00% to 0.90%	10.32% to 11.32%
Aggressive ETF Fund	8.90	4	10.07	43	2.06%	0.00% to 0.90%	13.15%
Enhanced ETF Fund	8.76	3	9.77	26	2.19%	0.00% to 0.90%	11.53%
Conservative ETF Fund	10.12	*-	11.01	1	2.87%	0.00% to 0.90%	8.79%
The Alger Fund
Large Cap Growth Portfolio	8.90	7	10.00	73	0.71%	0.90%	12.36%
Small Cap Growth Portfolio	9.95	4	12.35	49	0.00%	0.90%	24.12%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	13.26	*-	16.37	3	0.88%	0.00%	23.45%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	19.78	2	21.88	45	8.17%	0.90%	10.62%
Commodity Real Return Portfolio	16.05	*-	19.99	6	16.26%	0.90%	24.55%
Total Return Portfolio	11.85	4	12.81	53	8.10%	0.90%	8.10%
Guggenheim Investments
Alternative Strategies Allocations	9.90	*-	9.84	2	0.24%	0.90%	-0.61%
Multi Hedge Strategies Allocations	10.35	*-	10.99	3	0.00%	0.90%	6.18%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.61	45	12.64	574	0.17%	0.00%	0.24%
Asset Manager Portfolio - Service Class 2	11.92 to 13.46	10	13.46 to 15.34	159	1.14%	0.00% to 0.90%	12.92% to 13.97%
Balanced Portfolio - Service Class 2	11.88 to 13.52	22	13.86 to 15.92	348	2.01%	0.00% to 0.90%	16.67% to 17.75%
Contrafund Portfolio - Service Class 2	13.96 to 15.94	53	16.18 to 18.64	980	1.03%	0.00% to 0.90%	15.90% to 16.94%
Equity-Income Portfolio - Service Class 2	9.98 to 11.50	49	11.37 to 13.21	640	1.59%	0.00% to 0.90%	13.93% to 14.87%
Growth Portfolio - Serivce Class 2	7.41 to 8.94	24	9.10 to 11.08	259	0.36%	0.00% to 0.90%	22.81% to 23.94%
Growth & Income Portfolio - Serivce Class 2	9.54 to 11.02	36	10.83 to 12.63	454	0.46%	0.00% to 0.90%	13.52% to 14.61%
Mid Cap Portfolio - Service Class 2	19.23 to 21.66	44	24.50 to 27.84	1,221	0.44%	0.00% to 0.90%	27.41% to 28.53%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

33

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2010				For the period ended December 31, 2010
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$9.50	*-	$10.69	$5	4.88%	0.00% to 0.90%	12.53%
Freedom 2015 - Service Class 2	9.35	1	10.55	9	3.56%	0.00% to 0.90%	12.83%
Freedom 2020 - Service Class 2	8.97	1	10.25	8	3.27%	0.00% to 0.90%	14.27%
Freedom 2025 - Service Class 2	8.86	3	10.23	33	2.94%	0.00% to 0.90%	15.46%
Freedom 2030 - Service Class 2	8.50	3	9.85	25	2.70%	0.00% to 0.90%	15.88%
MFS Variable Insurance Trust
Growth Series - Initial Class	9.32	5	10.65	53	0.11%	0.90%	14.27%
Investors Trust Series - Initial Class	9.88	1	10.88	14	1.17%	0.90%	10.12%
Core Equity Series - Service Class	7.69 to 8.86	2	8.90 to 10.32	22	0.88%	0.00% to 0.90%	15.73% to 16.48%
Growth Series - Service Class	10.56	2	12.14	21	0.11%	0.00%	14.96%
Mid Cap Growth Series - Service Class	5.29 to 6.87	2	6.77 to 8.88	20	0.00%	0.00% to 0.90%	27.98% to 29.26%
New Discovery Series - Service Class	10.37 to 12.36	1	13.98 to 16.80	23	0.00%	0.00% to 0.90%	34.81% to 35.92%
Janus Aspen Series
Enterprise Portfolio - Service Shares	12.13	2	15.23	33	0.00%	0.00%	25.56%
Forty Growth Portfolio - Service Shares	14.76	18	15.72	276	0.24%	0.00%	6.50%
Worldwide Growth Portfolio - Service Shares	9.09	7	10.50	78	0.51%	0.00%	15.51%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	7.87	9	10.01	90	0.00%	0.00%	27.19%
Strategic Bond Fund/VA - Service Class	16.90	55	19.39	1,065	8.29%	0.00%	14.73%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	15.14	43	17.35	753	0.97%	0.00%	14.60%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	7.52	18	8.61	157	0.72%	0.90%	14.49%
V.I. Government Securities Fund - Series I	15.40	2	16.09	30	3.32%	0.90%	4.48%
V.I. Basic Value Fund - Series II	12.53	9	13.40	121	0.36%	0.00%	6.94%
V.I. Capital Appreciation Fund — Series II	11.73	2	13.52	21	0.72%	0.00%	15.26%
V.I. Core Equity Fund — Series II	10.49	5	11.45	58	0.68%	0.00%	9.15%
Van Kampen Comstock Portfolio	14.56	8	16.84	133	0.13%	0.00%	15.66%
Van Kampen Capital Growth Portfolio	13.80	2	16.50	34	0.00%	0.00%	19.57%
Van Kampen Mid Cap Value	8.57	*-	10.47	*-	1.11%	0.00%	22.17%
Putnam Variable Trust
Growth and Income Fund - Class IB	12.66	11	14.48	154	1.47%	0.00%	14.38%
International Equity Fund - Class IB	15.52 to 16.48	15	16.92 to 18.13	258	3.28%	0.00% to 0.90%	9.02% to 10.01%
New Opportunities Fund - Class IB	14.13	*-	16.90	1	0.36%	0.00%	19.60%
Small Cap Value Fund - Class IB	15.94	13	20.08	268	0.31%	0.00%	25.97%
Voyager Fund - Class IB	15.15	*-	18.30	*-	1.66%	0.00%	20.79%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	13.39	14	15.63	217	3.06%	0.00%	16.73%
Income Securities Fund - Class 2	16.60	9	18.71	169	6.57%	0.00%	12.71%
Mutual Shares Securities Fund - Class 2	14.75	17	16.40	273	1.57%	0.00%	11.19%
Large Cap Growth Securities Fund - Class 2	13.37	15	14.92	229	0.77%	0.00%	11.59%
U.S. Government Fund - Class 2	13.17	24	13.86	332	3.35%	0.00%	5.24%
Templeton Foreign Securities Fund - Class 2	20.23	32	21.93	700	1.81%	0.00%	8.40%
Templeton Growth Securities Fund - Class 2	15.97	10	17.16	166	1.37%	0.00%	7.45%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	35.49	6	42.21	254	0.54%	0.00%	18.93%
Van Kampen Emerging Markets Debt	13.90	*-	15.25	3	4.10%	0.00%	9.71%
Van Kampen Global Real Estate	15.92	*-	19.47	5	12.00%	0.00%	22.30%

DWS Variable Series I
Bond Portfolio - Class A	11.11	6	11.87	68	4.35%	0.00%	6.84%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	8.41 to 11.00	225	9.56 to 12.61	2,822	2.20%	0.00% to 0.90%	13.67% to 14.64%
Small Cap Index Fund - Class A	12.76 to 15.01	12	15.99 to 18.97	226	0.84%	0.00% to 0.90%	25.31% to 26.38%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

34

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

Columbus Life Insurance Company

Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

Columbus Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors

Columbus Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Columbus Life Insurance Company, which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of Ohio the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Columbus Life Insurance Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Unmodified Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Columbus Life Insurance Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

Supplementary Information

Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 28, 2015

2

Columbus Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2014	2013
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$2,620,747	$2,577,084
Preferred and common stocks	98,671	98,819
Mortgage loans	139,886	110,459
Policy loans	66,103	65,534
Cash, cash equivalents and short-term investments	32,857	20,007
Receivable for securities	241	713
Derivatives	7,502	8,132
Securities lending reinvested collateral assets	39,220	5,594
Other invested assets	114,872	115,477
Total cash and invested assets	3,120,099	3,001,819

Investment income due and accrued	31,120	29,757
Premiums deferred and uncollected	10,178	9,658
Current federal income taxes recoverable from parent	867	—
Net deferred income tax asset	24,079	24,051
Other admitted assets	34,216	27,068
Separate account assets	116,700	106,594
Total admitted assets	$3,337,259	$3,198,947

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,659,335	$2,528,684
Accident and health reserves	2,064	2,302
Liability for deposit-type contracts	152,192	162,432
Policy and contract claims	14,777	12,593
Dividends payable to policyholders	11,519	11,466
Premiums received in advance	143	108
Total policy and contract liabilities	2,840,030	2,717,585

General expense due and accrued	750	750
Current federal income taxes payable to parent	—	184
Transfer to (from) separate accounts due and accrued, net	(9,970)	(8,370)
Asset valuation reserve	41,880	39,164
Interest maintenance reserve	4,772	6,068
Other liabilities	41,709	39,954
Derivatives	1,268	2,493
Payable for securities lending	77,490	43,759
Separate account liabilities	116,700	106,594
Total liabilities	3,114,629	2,948,181

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	131,816	131,816
Accumulated surplus	80,814	108,950
Total capital and surplus	222,630	250,766
Total liabilities and capital and surplus	$3,337,259	$3,198,947

See accompanying notes.

3

Columbus Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$249,488	$228,588	$191,845
Net investment income	153,663	144,859	145,742
Considerations for supplementary contracts with life contingencies	1,709	757	1,116
Amortization of the interest maintenance reserve	781	1,317	999
Fees from management of separate accounts	1,495	1,515	1,452
Other revenues	844	927	965
Total premiums and other revenues	407,980	377,963	342,119

Benefits paid or provided:
Death benefits	112,749	91,433	107,310
Annuity benefits	21,288	19,229	19,225
Disability and accident and health benefits	1,204	1,263	1,287
Surrender benefits	86,086	80,082	80,368
Payments on supplementary contracts with life contingencies	1,019	899	1,163
Other benefits	595	596	603
Increase (decrease) in policy reserves and other policyholders’ funds	134,131	134,371	70,714
Total benefits paid or provided	357,072	327,873	280,670

Insurance expenses and other deductions:
Commissions	26,553	24,411	17,997
General expenses	39,477	35,814	29,268
Net transfers to (from) separate accounts	4,275	1,040	(135)
Other deductions	4,509	3,754	2,594
Total insurance expenses and other deductions	74,814	65,019	49,724

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	(23,906)	(14,929)	11,725

Dividends to policyholders	11,759	11,259	11,524
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(35,665)	(26,188)	201
Federal income tax expense (benefit), excluding tax on capital gains	(3,427)	(3,726)	(3,761)
Gain (loss) from operations before net realized capital gains (losses)	(32,238)	(22,462)	3,962
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	8,534	(2,387)	(2,906)
Net income (loss)	$(23,704)	$(24,849)	$1,056

See accompanying notes.

4

Columbus Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common	Paid-In	Accumulated	Total Capital
	Stock	Surplus	Surplus	and Surplus
	(In Thousands)

Balance, January 1, 2012	$10,000	$81,816	$114,423	$206,239
Net income (loss)	—	—	1,056	1,056
Change in net deferred income tax	—	—	880	880
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $5,626)	—	—	12,000	12,000
Net change in nonadmitted assets and related items	—	—	(1,342)	(1,342)
Change in liability for reinsurance in unauthorized companies	—	—	508	508
Change in asset valuation reserve	—	—	(4,568)	(4,568)
Balance, December 31, 2012	10,000	81,816	122,957	214,773
Net income (loss)	—	—	(24,849)	(24,849)
Change in net deferred income tax	—	—	11,723	11,723
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $6,720)	—	—	20,620	20,620
Net change in nonadmitted assets and related items	—	—	(11,132)	(11,132)
Change in asset valuation reserve	—	—	(10,369)	(10,369)
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2013	10,000	131,816	108,950	250,766
Net income (loss)	—	—	(23,704)	(23,704)
Change in net deferred income tax	—	—	14,827	14,827
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(568))	—	—	(216)	(216)
Net change in nonadmitted assets and related items	—	—	(15,629)	(15,629)
Change in asset valuation reserve	—	—	(2,716)	(2,716)
Change in reserve on account of change in valuation basis	—	—	(698)	(698)
Balance, December 31, 2014	$10,000	$131,816	$80,814	$222,630

See accompanying notes.

5

Columbus Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$250,686	$228,973	$192,839
Net investment income received	164,175	153,009	148,011
Benefits paid	(230,838)	(199,124)	(213,899)
Net transfers (to) from separate accounts	(5,876)	(1,731)	2,607
Commissions and expense paid	(70,463)	(63,219)	(48,220)
Dividends paid to policyholders	(11,707)	(11,459)	(11,379)
Federal income taxes recovered (paid)	(3,700)	3,849	(774)
Other, net	2,276	2,442	2,417
Net cash from (for) operations	94,553	112,740	71,602

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	317,669	476,607	423,480
Preferred and common stocks	14,424	5,201	8,625
Mortgage loans	11,725	12,373	9,028
Other invested assets	604	3,411	1,455
Net gains (losses) on cash, cash equivalents and short-term investments	10	2	4
Miscellaneous proceeds	4,245	2,486	8,285
Net proceeds from investments sold, matured or repaid	348,677	500,080	450,877

Cost of investments acquired:
Debt securities	(364,128)	(574,766)	(507,393)
Preferred and common stocks	(13,161)	(313)	(1,142)
Mortgage loans	(41,152)	(34,138)	(16,250)
Other invested assets	(3,030)	(1)	(7)
Miscellaneous applications	(34,296)	(4,139)	—
Total cost of investments acquired	(455,767)	(613,357)	(524,792)

Net change in policy and other loans	(569)	2,920	2,261
Net cash from (for) investments	(107,659)	(110,357)	(71,654)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	—	988	—
Net deposits on deposit-type contract funds and other insurance liabilities	(10,240)	(4,940)	4,741
Other cash provided (applied)	36,196	6,635	(40,787)
Net cash provided by (used in) miscellaneous activities	25,956	2,683	(36,046)

Net change in cash, cash equivalents and short-term investments	12,850	5,066	(36,098)
Cash, cash equivalents and short-term investments:
Beginning of year	20,007	14,941	51,039
End of year	$32,857	$20,007	$14,941

Cash flow information for noncash transactions
Capital contribution from The Western and Southern Life Insurance Company in the form of common stock	$—	$49,012	$—

See accompanying notes.

6

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2014

1. Nature of Operations and Significant Accounting Policies

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.

The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2014, approximately 48.2% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Indiana, Minnesota, Missouri, and Ohio.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Ohio. The Department has the right to permit other specific practices that deviate from NAIC SAP.

At December 31, 2014 and 2013, there are no differences in the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the state of Ohio. Accounting practices prescribed or permitted by the Department differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

7

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:

•                  The extent and length of time the fair value has been below the book/adjusted carrying value;

•                  The reasons for the decline in value;

•                  Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

8

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

•                  For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•                  For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

9

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

10

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.

11

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the years then ended is as follows:

	2014	2013
	(In Thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$222,630	$250,766
Deferred policy acquisition costs	160,239	137,717
Policy reserves	(120,702)	(62,666)
Asset valuation and interest maintenance reserves	46,652	45,232
Income taxes	(107,262)	(89,147)
Adjustments to invested asset carrying values	301,488	169,727
Reinsurance	80,431	70,996
Other, net	(5,453)	5,778
Stockholder’s equity, GAAP basis	$578,023	$528,403

12

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

	2014	2013	2012*
	(In Thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$(23,704)	$(24,849)	$1,056
Deferred policy acquisition costs	10,632	6,799	7,638
Policy reserves	5,786	39,370	9,237
Income taxes	7,693	(13,165)	(7,473)
Interest maintenance reserve	(1,296)	(2,200)	2,631
Invested asset carrying values/Income	(7,198)	4,248	1,560
Other invested assets adjustments	5,354	5,913	8,619
Other, net	596	5,714	2,891
Net income (loss), GAAP basis	$(2,137)	$21,830	$26,159

*     Effective January 1, 2012, the Company changed its method of accounting for the cost of long duration universal life and traditional life reinsurance contracts. In conjunction with this change, changes were also made to the Company’s accounting policy regarding estimated gross profits/margins and excess reserves established in accordance with Statement of Position (SOP) 03-1. In addition, it was determined that additional reserves were needed in accordance with SOP 03-1. The Company’s 2012 financial statements have been restated to reflect the change in accounting and correction of an error to each year in order to present comparable financial statement data.

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.

13

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks, other than Federal Home Loan Bank (FHLB) stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2014 and 2013, the Company owned $6.8 million and $6.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

14

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.

Realized capital gains and losses are determined using the specific identification method.

Premiums

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

15

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2014	2013
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% – 3%	1.2%	1.3%
1958 Commissioners Standard Ordinary, 2-1/2% – 4-1/2%	10.5	11.4
1980 Commissioners Standard Ordinary, 4% – 6%	36.8	40.2
2001 Commissioners Standard Ordinary, 3-1/2% – 4-1/2%	20.7	17.0
Annuities:
Various, 2-1/2% – 7-1/2%	29.9	29.2
Supplemental benefits:
Various, 2-1/2% – 7-1/2%	0.7	0.7
Other, 2% – 5-1/2%	0.2	0.2
	100.0%	100.0%

16

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

As of December 31, 2014 and 2013, reserves of $81.0 million and $58.9 million, respectively, were recorded on in-force amounts of $2,800.3 million and $2,473.1 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

17

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2014 and 2013. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Securities Lending

At December 31, 2014, the Company has loaned $75.7 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2013, the Company has loaned $42.7 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2014 and 2013, the Company did not nonadmit any portion of the loaned securities.

The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated

18

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2014 and 2013, collateral managed by an unaffiliated agent was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

At December 31, 2014, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2014, the fair value of the total collateral is $77.3 million, $38.1 million of which is managed by an affiliated agent and $39.2 million of which is managed by an unaffiliated agent. At December 31, 2013, the fair value of the total collateral is $43.7 million, $38.1 million of which is managed by an affiliated agent and $5.6 million of which is managed by an unaffiliated agent. The Company receives cash collateral in an amount in excess of the fair value of the securities loaned. The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows at December 31, 2014:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	50,950	50,948
31 to 60 days	5,690	5,688
61 to 90 days	4,984	4,982
91 to 120 days	2,624	2,620
121 to 180 days	407	407
181 to 365 days	8,835	8,823
1 to 2 years	500	500
2 to 3 years	—	—
Greater than 3 years	3,300	3,300
Total collateral	$77,290	$77,268

At December 31, 2014, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $77.3 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

19

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any transactions that extend beyond one year from the reporting date.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. All separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.

Federal Income Taxes

Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

20

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

Effective January 1, 2014, the Company updated its valuation methodology on certain deferred annuity reserves.  This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the Summary of Operations.  The Company has recorded $0.7 million directly as a decrease to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis on the Summary of Operations.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 28, 2015.

21

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2014:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$6,167	$407	$—	$6,574
Debt securities issued by states of the U.S. and political subdivisions of the states	14,867	1,796	(93)	16,570
Corporate securities	1,972,510	267,323	(6,799)	2,233,034
Commercial mortgage-backed securities	195,255	7,562	(278)	202,539
Residential mortgage-backed securities	278,761	15,239	(2,336)	291,664
Asset-backed securities	153,187	13,469	(478)	166,178
Total	$2,620,747	$305,796	$(9,984)	$2,916,559

22

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$21,581	$314	$(23)	$21,872
Debt securities issued by states of the U.S. and political subdivisions of the states	14,864	850	(329)	15,385
Corporate securities	1,877,460	166,961	(15,477)	2,028,944
Commercial mortgage-backed securities	209,914	7,360	(2,216)	215,058
Residential mortgage-backed securities	311,552	12,530	(6,763)	317,319
Asset-backed securities	141,713	6,855	(2,783)	145,785
Total	$2,577,084	$194,870	$(27,591)	$2,744,363

Included in the Company’s investments in debt securities are investments that meet the definition of structured notes. The book/adjusted carrying value and fair value of these investments are $31.6 million and $45.1 million, respectively, at December 31, 2014. These investments do not meet the definition of mortgage-referenced securities.

At December 31, 2014 and 2013, the Company held unrated or less-than-investment-grade corporate debt securities with a book/adjusted carrying value of $186.5 million and $175.7 million, respectively, and an aggregate fair value of $186.5 million and $179.4 million, respectively. As of December 31, 2014 and 2013, those holdings amounted to 7.1% and 6.8%, respectively, of the Company’s investments in debt securities and 5.6% and 5.5%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

23

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks, are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2014:
Preferred stocks	$5,224	$633	$—	$5,857

Common stocks, unaffiliated	$75,678	$18,118	$(349)	$93,447

At December 31, 2013:
Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$77,954	$20,865	$—	$98,819

24

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2014:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	(93)	2,906
Corporate securities	(6,184)	177,439	(615)	14,902
Commercial mortgage-backed securities(1)	(16)	5,127	(262)	15,010
Residential mortgage-backed securities(1)	(317)	13,872	(2,019)	34,728
Asset-backed securities(1)	(44)	4,519	(434)	19,074
Total	$(6,561)	$200,957	$(3,423)	$86,620

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$(349)	$49,141	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.

25

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(23)	$3,951	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(329)	2,671	—	—
Corporate securities	(15,079)	333,875	(398)	9,332
Commercial mortgage-backed securities(1)	(2,216)	60,575	—	—
Residential mortgage-backed securities(1)	(3,323)	83,878	(3,440)	36,885
Asset-backed securities(1)	(2,771)	49,369	(12)	557
Total	$(23,741)	$534,319	$(3,850)	$46,774

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$—	$—	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.

Investments that are impaired at December 31, 2014 and 2013, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities. The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate-related declines, lack of intent to sell the securities. For residential mortgage-backed securities, the determination of temporary impairment was also based on an evaluation of the present value of expected future cash flows, which were greater

26

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

than the book adjusted/carrying values of the securities. The aggregated unrealized loss is approximately 3.0% and 4.5% of the carrying value of these securities at December 31, 2014 and 2013, respectively. At December 31, 2014, there were a total of 207 securities held that are considered temporarily impaired, 62 of which have been impaired for 12 months or longer. At December 31, 2013, there were a total of 319 securities held that are considered temporarily impaired, 36 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $1.0 million, $6.1 million, and $6.2 million, for the years ended December 31, 2014, 2013 and 2012, respectively.

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2014, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
	(In Thousands)

For the year ended December 31, 2014:

12668BYF4	$501	$498	$3	$498	$497	09/30/2014
52520QAG9	978	944	34	944	909	09/30/2014
759950GY8	319	300	19	300	284	09/30/2014
32051GRW7	1,310	1,260	50	1,260	1,256	12/31/2014
76114AAB6	2,353	2,323	30	2,323	783	12/31/2014
Total	XXX	XXX	$136	XXX	XXX

27

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company had no other-than-temporary impairments on loan-backed securities for the year ended December 31, 2014, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2014, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$55,788	$56,535
After one through five	383,328	416,000
After five through ten	507,189	523,685
After ten	1,047,239	1,259,958
Mortgage-backed securities/asset-backed securities	627,203	660,381
Total	$2,620,747	$2,916,559

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2014, 2013, and 2012 were $92.3 million, $267.6 million, and $267.3 million; gross gains of $7.6 million, $5.2 million, and $8.5 million; and gross losses of $1.3 million, $6.8 million, and $2.2 million were realized on these sales in 2014, 2013 and 2012, respectively.

Proceeds from sales of investments in equity securities during 2014, 2013 and 2012 were $8.3 million, $5.2 million, and $7.6 million; gross gains of $4.2 million, $3.3 million, and $1.5 million; and gross losses of $0.0 million, $0.0 million, and $0.1 million, were realized on these sales in 2014, 2013 and 2012, respectively.

28

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Realized capital gains (losses)	$14,096	$(2,030)	$2,630
Less amount transferred to IMR (net of related taxes (benefits) of $(277) in 2014, $(475) in 2013, and $1,955 in 2012	(514)	(883)	3,630
Less federal income tax expense (benefit) of realized capital gains (losses)	6,076	1,240	1,906
Net realized capital gains (losses)	$8,534	$(2,387)	$(2,906)

Net investment income consisted of the following for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Debt securities	$141,234	$135,916	$136,045
Equity securities	3,443	1,172	1,200
Mortgage loans	7,065	6,045	6,699
Policy loans	4,261	4,317	4,460
Cash, cash equivalents and short-term investments	146	73	188
Other invested assets	(2,615)	(2,391)	(2,314)
Derivative instruments	—	—	1
Other	1,883	1,328	821
Gross investment income	155,417	146,460	147,100
Investment expenses	1,754	1,601	1,358
Net investment income	$153,663	$144,859	$145,742

29

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2014, 64.1% of such mortgages, or $89.7 million, involved properties located in, Illinois, Ohio, and Texas. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $19.9 million. During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 5.0% and 4.3%, respectively. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%. During 2014, the Company did not reduce interest rates on any outstanding mortgages.

The Company utilizes customized call options to hedge the S&P 500 index exposure embedded in indexed universal life policies. The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The call options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $(0.3) million, $2.8 million, and $0.4 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2014	2013
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$7,502	$8,132
Gross amounts offset	—	—
Net amount of assets	$7,502	$8,132

Derivative liabilities:
Gross amount of recognized liabilities	$(1,268)	$(2,493)
Gross amounts offset	—	—
Net amount of liabilities	$(1,268)	$(2,493)

30

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options. The fair values of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company does not have any significant assets or liabilities carried at fair value that meet the definition of Level 3.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows

31

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities, asset/mortgage-backed securities, and surplus notes have been determined through the use of third-party pricing services utilizing market observable inputs. Less liquid private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for

32

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

Derivative Instruments

The fair values of free-standing derivative instruments, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs. The fair values interest rate swaps qualifying for hedge accounting treatment are determined using valuation models incorporating significant unobservable inputs, including projected discounted cash flows, applicable swap curves and implied volatilities.

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Other Invested Assets

Other invested assets primarily include surplus debentures for which fair values are determined using quoted market prices consistent with corporate debt securities.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.

Life and Annuity Reserves for Investment-type Contracts and Deposit Fund Liabilities

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows. Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

33

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2014
Assets:
Common stocks, unaffiliated	$86,655	$86,655	$—	$—
Derivative assets	7,502	—	7,502	—
Separate account assets*	34,969	34,969	—	—
Total assets	$129,126	$121,624	$7,502	$—

Liabilities:
Derivative liabilities	$(1,268)	$—	$(1,268)	$—

34

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2013
Assets:
Bonds, industrial and misc.	$1,900	$—	$1,900	$—
Common stocks, unaffiliated	92,308	92,308	—	—
Derivative assets	8,132	—	8,132	—
Separate account assets*	34,048	34,048	—	—
Total assets	$136,388	$126,356	$10,032	$—

Liabilities:
Derivative liabilities	$(2,493)	$—	$(2,493)	$—

*     Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

35

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Beginning	Total					Ending
	Asset/	Realized/Unrealized		Purchases,			Asset/
	(Liability)	Gains (Losses)		Sales,			(Liability)
	as of	Included in:		Issuances	Transfers	Transfers	as of
	January 1, 2013	Net Income	Surplus	and Settlements	Into Level 3*	Out of Level 3*	December 31, 2013
	(In Thousands)
Assets:
Derivative assets	$2,516	$—	$—	$—	$—	$(2,516)	$—
Total assets	$2,516	$—	$—	$—	$—	$(2,516)	$—

Liabilities:
Derivative liabilities	$(568)	$—	$—	$—	$—	$(568)	$—

*           Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 and 2013.

36

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2014
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$2,620,747	$2,916,559	$6,374	$2,784,670	$125,515
Common stock, unaffiliated**	93,447	93,447	93,447	—	—
Preferred stock	5,224	5,857	—	5,857	—
Mortgage loans	139,886	155,698	—	—	155,698
Cash, cash equivalents and short-term investments	32,857	32,848	32,848	—	—
Other invested assets, surplus notes	19,088	23,788	—	23,788	—
Securities lending reinvested collateral assets	39,220	39,220	39,220	—	—
Derivative assets	7,502	7,502	—	7,502	—
Separate account assets	116,700	119,535	37,560	81,975	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$885,534	$920,388	$—	$—	$920,388
Derivative liabilities	1,268	5,273	—	1,268	4,005
Securities lending liability	77,490	77,490	—	77,490	—
Separate account liabilities*	72,551	75,759	—	—	75,759

*            Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

**     Includes FHLB common stock, which is held at cost.

37

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

	December 31, 2013
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$2,577,084	$2,744,363	$7,572	$2,625,947	$110,844
Common stock, unaffiliated**	98,819	98,819	98,819	—	—
Mortgage loans	110,459	118,076	—	—	118,076
Cash, cash equivalents and short-term investments	20,007	20,006	20,006	—	—
Other invested assets, surplus notes	16,108	18,476	—	18,476	—
Securities lending reinvested collateral assets	5,594	5,594	5,594	—	—
Derivative assets	8,132	8,132	—	8,132	—
Separate account assets	106,594	109,693	37,101	72,592	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$853,436	$876,221	$—	$—	$876,221
Derivative liabilities	2,493	6,848	—	2,493	4,355
Securities lending liability	43,759	43,759	—	—	43,759
Separate account liabilities*	65,872	67,857	—	—	67,857

*            Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

**    Includes FHLB common stock, which is held at cost.

38

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions

The Company paid no dividends in 2014, 2013 or 2012.

The Company received no capital contributions in 2014 or 2012.

On December 18, 2013, the Company received a $50.0 million capital contribution from Western and Southern. The capital contribution consisted of $1.0 million in cash and $49.0 in common stocks at fair value.

The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2014 or 2013. The Company had $1.9 million and $1.9 million payable to parent, subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.

The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.

Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

39

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

On July 1, 1986, the Company entered into an agreement (the agreement) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2014	2013
	(In Thousands)

Life and annuity reserves	$591,447	$608,072
Accident and health reserves	2,066	2,321

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Direct premiums	$291,882	$269,990	$231,403
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(42,394)	(41,402)	(39,558)
Net premiums	$249,488	$228,588	$191,845

40

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2014	2013	2012
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	132,597	55,734	70,597
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	129,738	98,064	108,653
Other admitted assets:
Affiliates	—	—	—
Nonaffiliates	11,737	5,812	6,469

In 2014, 2013 and 2012, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

At December 31, 2014, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2014, if all reinsurance agreements were cancelled.

41

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes

The Company is included in the consolidated income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $0.9 million and $(0.2) million as of December 31, 2014 and 2013, respectively. The tax years of 2008 through 2014 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2014, in the event of future net losses is $0.0 million, $0.0 million, and $0.0 million from 2014, 2013 and 2012, respectively.

The components of net deferred tax asset/(liability) at December 31 are as follows:

		12/31/2014
		(in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$93,364	$2,736	$96,100
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	93,364	2,736	96,100
(d)	Deferred tax assets nonadmitted	40,805	—	40,805
(e)	Subtotal net admitted deferred tax assets (c – d)	52,559	2,736	55,295
(f)	Deferred tax liabilities	11,300	19,916	31,216
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$41,259	$(17,180)	$24,079

		12/31/2013
		(in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total
(a)	Gross deferred tax assets	$81,974	$2,461	$84,435
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	81,974	2,461	84,435
(d)	Deferred tax assets nonadmitted	25,438	—	25,438
(e)	Subtotal net admitted deferred tax assets (c – d)	56,536	2,461	58,997
(f)	Deferred tax liabilities	13,605	21,341	34,946
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$42,931	$(18,880)	$24,051

42

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		Change
		(in thousands)
				(9)
		(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$11,390	$275	$11,665
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	11,390	275	11,665
(d)	Deferred tax assets nonadmitted	15,367	—	15,367
(e)	Subtotal net admitted deferred tax assets (c – d)	(3,977)	275	(3,702)
(f)	Deferred tax liabilities	(2,305)	(1,425)	(3,730)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$(1,672)	$1,700	$28

		12/31/2014
		(in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	23,704	375	24,079
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	23,704	375	24,079
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	29,783
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	28,855	2,361	31,216
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$52,559	$2,736	$55,295

43

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		12/31/2013
		(in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	23,674	376	24,050
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	23,674	376	24,050
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	34,007
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	32,862	2,085	34,947
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$56,536	$2,461	$58,997

		Change
		(in thousands)
				(9)
		(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	30	(1)	29
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	30	(1)	29
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(4,224)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(4,007)	276	(3,731)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(3,977)	$275	$(3,702)

44

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		2014	2013
		(in thousands)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	783%	826%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$31,433	$32,887

		12/31/2014
		(1)	(2)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$93,364	$2,736
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	2.08%	0.39%
(c)	Net Admitted Adjusted Gross DTAs amount	$52,559	$2,736
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.62%	0.68%

		12/31/2013
		(3)	(4)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$81,974	$2,461
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.31%	0.45%
(c)	Net Admitted Adjusted Gross DTAs amount	$56,536	$2,461
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	4.73%	0.64%

		Change
		(5)	(6)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$11,390	$275
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(1.23)%	(0.06)%
(c)	Net Admitted Adjusted Gross DTAs amount	$(3,977)	$275
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(1.11)%	0.04%

45

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components:

			12/31/2014	12/31/2013	12/31/2012
			(in thousands)
(1)	Current income tax
	(a)	Federal	$(3,427)	$661	$1,232
	(b)	Foreign	—	—	11
	(c)	Subtotal	(3,427)	661	1,243
	(d)	Federal income tax on net capital gains	6,076	1,240	1,906
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	(4,387)	(5,004)
	(g)	Federal and foreign income taxes incurred	$2,649	$(2,486)	$(1,855)

						(3)
				(1)	(2)	(Col 1-2)
				12/31/2014	12/31/2013	Change
				(in thousands)
(2)	Deferred tax assets:
	(a)	Ordinary
		(1)	Discounting of unpaid losses	$—	$—	$—
		(2)	Unearned premium revenue	—	—	—
		(3)	Policyholder reserves	52,055	43,521	8,534
		(4)	Investments	—	—	—
		(5)	Deferred acquisition costs	25,203	22,725	2,478
		(6)	Policyholder dividends accrual	3,014	2,961	53
		(7)	Fixed assets	—	—	—
		(8)	Compensation and benefits accrual	9,792	9,349	443
		(9)	Pension accrual	—	—	—
		(10)	Receivables — nonadmitted	3,147	3,363	(216)
		(11)	Net operating loss carryforward	—	—	—
		(12)	Tax credit carryforward	—	—	—
		(13)	Other	153	55	98
			(99) Subtotal	93,364	81,974	11,390
	(b)	Statutory valuation allowance adjustment		—	—	—
	(c)	Nonadmitted		40,805	25,438	15,367
	(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)		52,559	56,536	(3,977)
	(e)	Capital
		(1)	Investments	2,736	2,461	275
		(2)	Net capital loss carryforward	—	—	—
		(3)	Real estate	—	—	—
		(4)	Other	—	—	—
			(99) Subtotal	2,736	2,461	275
	(f)	Statutory valuation allowance adjustment		—	—	—
	(g)	Nonadmitted		—	—	—
	(h)	Admitted capital deferred tax assets (2e99 – 2f – 2g)		2,736	2,461	275
	(i)	Admitted deferred tax assets (2d + 2h)		$55,295	$58,997	$(3,702)

46

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

						(3)
				(1)	(2)	(Col 1-2)
				12/31/2014	12/31/2013	Change
				(in thousands)
(3)	Deferred tax liabilities:
	(a)	Ordinary
		(1)	Investments	$6,382	$9,868	$(3,486)
		(2)	Fixed assets	—	—	—
		(3)	Deferred and uncollected premium	3,562	3,380	182
		(4)	Policyholder reserves	622	100	522
		(5)	Other	734	257	477
			(99) Subtotal	11,300	13,605	(2,305)
	(b)	Capital
		(1)	Investments	19,916	21,341	(1,425)
		(2)	Real estate	—	—	—
		(3)	Other	—	—	—
			(99) Subtotal	19,916	21,341	(1,425)
	(c)	Deferred tax liabilities (3a99 + 3b99)		$31,216	$34,946	$(3,730)

(4)	Net deferred tax assets/liabilities (2i - 3c)			$24,079	$24,051	$28

Among the more significant book-to-tax adjustments were the following:

	12/31/2014*	Effective Tax Rate	12/31/2013**	Effective Tax Rate	12/31/2012**	Effective Tax Rate
	(in thousands)		(in thousands)		(in thousands)

Provision computed at statutory rate	$(7,549)	35.00%	$(9,166)	35.00%	$70	35.00%
Dividend received deduction	(162)	0.75	(53)	0.20	(102)	(50.84)
Tax credits	(4,548)	21.08	(5,031)	19.21	(6,192)	(3,082.44)
Other invested assets	—	0.00	2,692	(10.28)	2,166	1,078.15
Nonadmitted assets	216	(1.00)	(3,127)	11.94	20	9.78
Other	(135)	0.63	(336)	1.29	383	190.47
Total statutory income taxes	$(12,178)	56.46%	$(15,021)	57.36%	$(3,655)	(1,819.88)%

Federal and foreign income taxes incurred	$2,649	(12.28)%	$(3,726)	14.23%	$(3,761)	(1,872.55)%
Change in net deferred income taxes	(14,827)	68.74	(11,295)	43.13	106	52.67
Total statutory income taxes	$(12,178)	56.46%	$(15,021)	57.36%	$(3,655)	(1,819.88)%

*

The 2014 presentation was changed to reconcile federal income taxes on total statutory income, inclusive of realized capital gains (losses), computed at the statutory rate to actual statutory income taxes. Prior to 2014, the presentation reconciled federal income taxes on net gain from operations after dividends to policyholders computed at the statutory rate to actual statutory income taxes.

**	Excludes change in net deferred income taxes on realized gains/losses of $(428) and $(986) for the years ended December 31, 2013 and 2012, respectively.

At December 31, 2014, the Company had $0 of operating loss carryforwards and $0 of deferred tax liabilities that are not recognized.

47

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Capital and Surplus

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2014 and 2013, the Company exceeded the minimum risk-based capital standards.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $22.3 million by the end of 2015 without seeking prior regulatory approval based on capital and surplus of $222.6 million at December 31, 2014.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

The Company is currently being audited on behalf of multiple state treasurers and controllers concerning the identification, reporting and escheatment of unclaimed insurance policy benefits and other allegedly abandoned funds. The audits focus on identifying unreported death claims, matured annuities and retained asset accounts, and the use of the Social Security Death Master File to identify deceased insurance policy, annuity contract, and retained asset account holders.   The Company has reached an agreement with numerous states regarding this audit activity that will result in outreach and payments to beneficiaries, escheatment of funds deemed abandoned under state laws, and accelerated escheatment of funds deemed abandoned pursuant to agreements with regulators. As of December 31, 2014, the Company does not have a recorded liability, as there are no anticipated payments relating to these audits.

48

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

8. Commitments and Contingencies (continued)

The Company is also currently the subject of multistate insurance department regulatory inquiries and examinations with a similar focus as the state treasurer and controller audits regarding processes and procedures for identifying deceased insurance policy, annuity contract, and retained asset account holders.  The examination activity may result in (but is not necessarily limited to) required outreach and payments to beneficiaries, changes to procedures, and administrative contributions. The amount of loss, if any, that the Company may ultimately recognize as a result of these examinations cannot be reasonably estimated.

At December 31, 2014, the Company does not have any material leases for office space or equipment.

At December 31, 2014, the Company has future commitments to provide additional capital contributions of $0.7 million to private equity joint ventures, limited partnerships and limited liability companies, excluding those related to Low Income Housing Tax Credits.

At December 31, 2014, the Company has future commitments to provide additional capital contributions of $0.9 million to private equity joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

49

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2014, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$72,551	$—	$72,551	7.1%
At book value less current surrender charge of 5% or more	99,922	—	—	99,922	9.7
At fair value	—	—	—	—	—
Total with adjustment or at market value	99,922	72,551	—	172,473	16.8
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	743,949	—	—	743,949	72.4
Not subject to discretionary withdrawal	110,474	—	—	110,474	10.8
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	954,345	72,551	—	1,026,896	100.0%
Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit-type contract liabilities	$954,345	$72,551	$—	$1,026,896

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions that may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

50

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities (continued)

Federal Home Loan Bank

The Company is a member of the Federal Home Loan Bank (FHLB) of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $250 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

FHLB Capital Stock – General Account:

	December 31
	2014	2013
	(in thousands)
Membership Stock - Class A (not eligible for redemption)	$4,799	$4,516
Membership Stock - Class B	—	—
Activity Stock	1,994	1,994
Excess Stock	—	—
Aggregate Total	$6,793	$6,510
Actual or estimated Borrowing Capacity as Determined by the Insurer	$250,000	$150,000

Collateral Pledged to FHLB - General Account:

	2014				2013
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
				(In Thousands)
Total as of reporting date	$108,320	$115,793	$81,240	XXX	$115,235	$116,771	$84,000	XXX
Maximum during reporting period	$118,130	$125,817	XXX	$84,000	$115,235	$116,771	XXX	$84,000

51

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities (continued)

Borrowing from FHLB - General Account:

	2014			2013
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$81,240	$81,264	$84,000	$84,000	$84,025
Debt	—	XXX	15,000	—	XXX
Aggregate total	$81,240	$81,264	$99,000	$84,000	$84,025

The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

10. Separate Accounts

The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.

The Company’s nonguaranteed separate account consists of subaccounts available through variable universal life insurance policies. The net investment experience of each subaccount is credited directly to the variable universal life policyholders and can be positive or negative. The death benefit and cash value under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate account.

52

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts (continued)

Information regarding the separate account of the Company as of and for the year ended December 31, 2014, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$7,989	$2,050	$10,039

Reserves for separate accounts with assets at:
Fair value	$—	$33,625	$33,625
Amortized cost	72,551	—	72,551
Total reserves	$72,551	$33,625	$106,176

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$72,551	$—	$72,551
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	33,625	33,625
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	72,551	33,625	106,176
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$72,551	$33,625	$106,176

53

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2014, is presented below:

2014
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$10,039
Transfers from separate accounts	6,165
Net transfers to (from) separate accounts	3,874

Reconciling adjustments:
Policy deductions and other expenses	499
Other account adjustments	(98)
Transfers as reported in the Summary of Operations of the Company	$4,275

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2014, were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$562	$168
Ordinary renewal	7,278	10,010
Total	$7,840	$10,178

54

Columbus Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

December 31, 2014

(In Thousands)

Schedule I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and government agencies and authorities	$32,135	$34,830	$32,135
States, municipalities and political subdivisions	358,424	378,183	358,424
Foreign governments	7,585	8,472	7,585
All other corporate bonds	2,222,603	2,495,074	2,222,603
Preferred stocks	5,224	5,857	5,224
Total fixed maturities	2,625,971	2,922,416	2,625,971

Equity securities
Common stocks:
Industrial, miscellaneous and all other	75,678	93,447	93,447

Mortgage loans on real estate	139,886		139,886
Policy loans	66,103		66,103
Other long-term investments	31,491		31,491
Cash, cash equivalents and short-term investments	72,077		72,077
Total investments	$3,011,206		$3,028,975

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

55

Columbus Life Insurance Company

Supplementary Insurance Information

(In Thousands)

Schedule III

						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2014
Individual life	$1,864,245	$—	$14,735	$163,166	$109,033	$248,761	$27,024
Individual health	2,064	11	42	107	123	233	29	$107
Group life and health	—	—	—	—	—	—	—	—
Annuity	795,090	—	—	87,924	40,628	108,078	4,207
Corporate and other	—	—	—	—	3,879	—	8,217
	$2,661,399	$11	$14,777	$251,197	$153,663	$357,072	$39,477

Year ended December 31, 2013
Individual life	$1,767,344	$—	$12,551	$147,452	$100,425	$220,098	$25,246
Individual health	2,302	14	42	132	136	210	45	$132
Group life and health	—	—	—	—	—	—	—	—
Annuity	761,340	—	—	81,761	42,064	107,565	2,966
Corporate and other	—	—	—	—	2,234	—	7,557
	$2,530,986	$14	$12,593	$229,345	$144,859	$327,873	$35,814

Year ended December 31, 2012
Individual life	$1,681,750	$—	$14,388	$121,573	$102,545	$182,980	$26,665
Individual health	2,505	22	42	166	157	82	49	$166
Group life and health	—	—	—	—	—	—	—	—
Annuity	717,121	—	—	71,222	43,040	97,608	2,554
Corporate and other	—	—	—	—	—	—	—
	$2,401,376	$22	$14,430	$192,961	$145,742	$280,670	$29,268

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

56

Columbus Life Insurance Company

Reinsurance

(In Thousands)

Schedule IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2014
Life insurance in force	$15,047,614	$7,741,202	$1,715,649	$9,022,061	19%
Premiums:
Individual life	$205,560	$42,394	$—	$163,166	0%
Individual health	107	—	—	107	0%
Group life and health	—	—	—	—	—
Annuity	87,924	—	—	87,924	0%
	$293,591	$42,394	$—	$251,197	0%

Year ended December 31, 2013
Life insurance in force	$14,173,977	$7,261,067	$1,764,714	$8,677,624	20%
Premiums:
Individual life	$188,854	$41,402	$—	$147,452	0%
Individual health	132	—	—	132	0%
Group life and health	—	—	—	—	—
Annuity	81,761	—	—	81,761	0%
	$270,747	$41,402	$—	$229,345	0%

Year ended December 31, 2012
Life insurance in force	$13,219,130	$6,633,728	$1,866,425	$8,451,827	22%
Premiums:
Individual life	$161,132	$39,558	$—	$121,574	0%
Individual health	166	—	—	166	0%
Group life and health	—	—	—	—	—
Annuity	71,221	—	—	71,221	0%
	$232,519	$39,558	$—	$192,961	0%

57

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

The Western and Southern Life Insurance Company

Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors

Western & Southern Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Western & Southern Life Insurance Company, which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of Ohio the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western & Southern Life Insurance Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Unmodified Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Western & Southern Life Insurance Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

Supplementary Information

Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

Cincinnati, Ohio

April 28, 2015

The Western and Southern Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2014	2013
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$3,431,372	$3,220,000
Preferred and common stocks	1,645,069	1,576,554
Investments in common stocks of subsidiaries	1,937,762	2,095,469
Mortgage loans	16,855	17,821
Policy loans	171,739	174,288
Real estate:
Properties held for the production of income	3,598	3,269
Properties occupied by the Company	27,375	27,274
Cash, cash equivalents and short-term investments	103,786	225,014
Receivable for securities	81,294	1,823
Derivatives	25,365	36,960
Receivable for collateral on derivatives	122,439	—
Securities lending reinvested collateral assets	118,951	24,147
Other invested assets	1,028,194	910,242
Total cash and invested assets	8,713,799	8,312,861

Investment income due and accrued	46,443	43,430
Premiums deferred and uncollected	52,387	53,076
Current federal income taxes recoverable	—	5,658
Net deferred income tax asset	62,340	—
Receivables from parent, subsidiaries and affiliates	19,927	19,302
Other admitted assets	24,582	20,425
Separate account assets	998,798	950,530
Total admitted assets	$9,918,276	$9,405,282

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,642,900	$2,648,765
Accident and health reserves	228,318	221,970
Liability for deposit-type contracts	240,364	243,598
Policy and contract claims	66,789	70,762
Dividends payable to policyholders	41,301	41,418
Premiums received in advance	5,104	5,236
Total policy and contract liabilities	3,224,776	3,231,749

General expense due and accrued	23,275	20,494
Current federal income taxes payable	6,529	—
Net deferred income tax liability	—	41,645
Transfer to (from) separate accounts due and accrued, net	(23)	(896)
Asset valuation reserve	345,398	312,001
Interest maintenance reserve	34,893	37,788
Other liabilities	298,516	199,577
Pension liability	141,502	—
Liability for postretirement benefits other than pensions	219,000	199,500
Derivatives	72,401	10,607
Payable for securities lending	259,001	191,276
Separate account liabilities	998,798	950,530
Total liabilities	5,624,066	5,194,271

Capital and surplus:
Common stock, $1 par value, authorized 1,000 shares, issued and outstanding 1,000 shares	1,000	1,000
Paid-in surplus	55,003	55,003
Accumulated surplus	4,238,207	4,155,008
Total capital and surplus	4,294,210	4,211,011
Total liabilities and capital and surplus	$9,918,276	$9,405,282

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$263,212	$266,831	$279,169
Net investment income	685,561	322,805	279,174
Considerations for supplementary contracts with life contingencies	88	26	—
Amortization of the interest maintenance reserve	2,819	3,051	3,269
Commissions and expenses on reinsurance ceded	228	248	272
Other revenues	755	4,967	1,413
Total premiums and other revenues	952,663	597,928	563,297

Benefits paid or provided:
Death benefits	152,473	178,356	155,765
Annuity benefits	95,125	93,837	97,039
Disability and accident and health benefits	19,007	19,492	23,705
Surrender benefits	81,811	81,891	113,907
Payments on supplementary contracts with life contingencies	578	650	702
Other benefits	6,846	15,627	6,632
Increase in policy reserves and other policyholders’ funds	16,253	21,663	27,356
Total benefits paid or provided	372,093	411,516	425,106

Insurance expenses and other deductions:
Commissions	27,457	29,110	31,636
Commissions and expenses on reinsurance assumed	1,590	1,700	1,814
General expenses	134,210	124,880	148,016
Net transfers to (from) separate account	(50,284)	(49,709)	(47,129)
Reserve adjustments on reinsurance assumed	(75,453)	(71,897)	(108,494)
Other deductions	52,604	80,477	54,690
Total insurance expenses and other deductions	90,124	114,561	80,533

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	490,446	71,851	57,658

Dividends to policyholders	57,433	58,404	58,121
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	433,013	13,447	(463)
Federal income tax expense (benefit), excluding tax on capital gains	35,578	20,887	22,591
Gain (loss) from operations before net realized capital gains (losses)	397,435	(7,440)	(23,054)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	122,027	98,014	34,212
Net income (loss)	$519,462	$90,574	$11,158

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2012	$1,000	$25,003	$3,528,554	$3,554,557
Net income (loss)	—	—	11,158	11,158
Change in net deferred income tax	—	—	39,815	39,815
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $34,354)	—	—	141,406	141,406
Net change in nonadmitted assets and related items	—	—	16,338	16,338
Change in asset valuation reserve	—	—	(28,278)	(28,278)
Change in additional minimum pension liability, net of tax	—	—	(36,459)	(36,459)
Capital contribution	—	30,000	—	30,000
Balance, December 31, 2012	1,000	55,003	3,672,534	3,728,537
Net income (loss)	—	—	90,574	90,574
Change in net deferred income tax	—	—	37,817	37,817
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $93,360)	—	—	389,294	389,294
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	5,731	5,731
Net change in nonadmitted assets and related items	—	—	396,890	396,890
Change in asset valuation reserve	—	—	(74,097)	(74,097)
Cumulative effect of changes in accounting principles	—	—	10,272	10,272
Dividends to stockholders	—	—	(50,000)	(50,000)
Change in pension liability from adoption of SSAP 102	—	—	(428,390)	(428,390)
Change in unrecognized post retirement benefit obligation			104,383	104,383
Balance, December 31, 2013	1,000	55,003	4,155,008	4,211,011
Net income (loss)	—	—	519,462	519,462
Change in net deferred income tax	—	—	4,905	4,905
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($40,435))	—	—	(212,165)	(212,165)
Net change in nonadmitted assets and related items	—	—	13,305	13,305
Change in asset valuation reserve	—	—	(33,397)	(33,397)
Dividends to stockholder	—	—	(100,000)	(100,000)
Change in unrecognized post retirement benefit obligation	—	—	(108,911)	(108,911)
Balance, December 31, 2014	$1,000	$55,003	$4,238,207	$4,294,210

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$264,930	$273,414	$276,802
Net investment income received	428,422	299,503	283,237
Benefits paid	(376,189)	(400,130)	(266,879)
Net transfers from (to) separate accounts	51,156	48,813	47,129
Commissions and expense paid	(84,281)	(69,361)	(170,542)
Dividends paid to policyholders	(57,551)	(57,993)	(58,206)
Federal income taxes recovered (paid)	(90,217)	(51,664)	(62,946)
Other, net	983	5,214	203
Net cash from (for) operations	137,253	47,796	48,798

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	724,949	755,524	1,015,903
Preferred and common stocks	1,065,984	884,423	423,749
Mortgage loans	967	13,972	5,832
Real estate	—	—	6,710
Other invested assets	137,028	99,765	117,553
Net gains (losses) on cash, cash equivalents and short-term investments	(25)	9	26
Miscellaneous proceeds	80,090	11,856	—
Net proceeds from investments sold, matured or repaid	2,008,993	1,765,549	1,569,773

Cost of investments acquired:
Debt securities	(722,393)	(596,233)	(1,046,066)
Preferred and common stocks	(1,022,947)	(1,076,369)	(474,934)
Real estate	(1,989)	(1,015)	(7,459)
Other invested assets	(185,211)	(143,590)	(157,478)
Miscellaneous applications	(291,956)	(8,874)	(5,268)
Total cost of investments acquired	(2,224,496)	(1,826,081)	(1,691,205)

Net change in policy and other loans	2,549	902	(1,462)
Net cash from (for) investments	(212,954)	(59,630)	(122,894)

Financing activities
Capital paid in	—	—	30,000
Net deposits on deposit-type contract funds and other insurance liabilities	(3,233)	(10,702)	(428)
Dividends paid to stockholder	(100,000)	(231)	—
Other cash provided (applied)	57,706	129,343	(98,539)
Net cash from (for) financing and miscellaneous sources	(45,527)	118,410	(68,967)

Net change in cash, cash equivalents and short-term investments	(121,228)	106,576	(143,063)
Cash, cash equivalents and short-term investments:
Beginning of year	225,014	118,438	261,501
End of year	$103,786	$225,014	$118,438

Cash flow information for noncash transactions
Dividends paid to Western & Southern Financial Group, Inc. in the form of common stock	$—	$(49,769)	$—
Capital contribution to Columbus Life Insurance Company in the form of common stock	$—	$(49,012)	$—
Dividend from Integrity Life Insurance Company in the form of debt securities	$24,983	$—	$—
Dividend from Western-Southern Life Assurance Company in the form of debt securities	$184,074	$—	$—

See accompanying notes.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2014

1. Nature of Operations and Significant Accounting Policies

The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers individual traditional and whole life insurance policies. The Company is licensed in 43 states and the District of Columbia. For the year ended December 31, 2014, approximately 63.2% of the gross premiums and annuity considerations for the Company were derived from Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the state of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life) and Integrity Life Insurance Company (Integrity). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

The Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $2,171.7 million and $2,193.9 million were allocated to the Closed Block as of December 31, 2014 and 2013, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the state of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:

•                  The extent and length of time the fair value has been below the book/adjusted carrying value;

•                  The reasons for the decline in value;

•                  Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

•                  For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•                  For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Subsidiaries

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally certain intercompany receivables, investments in unaudited subsidiaries and controlled and affiliated entities and electronic data processing equipment, software, and furniture and other equipment, and also the prepaid pension asset for 2013 only), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Employee Benefits

For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is nonadmitted under statutory accounting rules, is included in other comprehensive income under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the year then ended is as follows:

	2014	2013
	(In Thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$4,294,210	$4,211,011
Deferred policy acquisition costs	219,256	238,194
Policy reserves	24,219	44,733
Asset valuation and interest maintenance reserves	380,291	349,789
Unrecognized benefit plan adjustments	—	21,642
Employee benefits	(94,506)	(86,619)
Income taxes	(182,512)	(171,880)
Adjustments to invested asset carrying values	564,127	348,135
Subsidiary equity	1,275,370	1,174,658
Policyholder dividend obligation	(368,508)	(241,131)
Reinsurance	171,239	151,791
Other, net	33,973	40,230
Stockholder’s equity, GAAP basis	$6,317,159	$6,080,553

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

	2014	2013	2012*
	(In Thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$519,462	$90,574	$11,158
Deferred policy acquisition costs	2,119	2,482	7,026
Policy reserves	676	11,417	2,933
Employee benefits	(9,302)	(2,922)	4,284
Income taxes	39,746	(10,937)	11,882
Interest maintenance reserve	(2,896)	(2,638)	1,676
SAP vs. GAAP subsidiary income	204,071	215,250	256,756
Invested asset carrying values/income	(16,207)	35,785	(21,970)
Investment write-downs	13,926	697	341
Income from subsidiary reinsurance	1,397	3,741	2,167
Realized gains and losses	(14,238)	(3,628)	(2,896)
Dividends from subsidiaries	(350,000)	—	—
Other invested assets adjustments	(30,657)	—	—
Other, net	(8,228)	43,199	9,320
Net income (loss), GAAP basis	$349,869	$383,020	$282,677

* Effective January 1, 2012, the Company changed its method of accounting for the cost of long-duration universal life and traditional life reinsurance contracts. In conjunction with this change, changes were also made to the Company’s accounting policy regarding estimated gross profits/margins and excess reserves established in accordance with Statement of Position (SOP) 03-1. In addition, it was determined that additional reserves were needed in accordance with SOP 03-1.  The Company’s 2012 financial statements have been restated to reflect the change in accounting and correction of an error to each year in order to present comparable financial statement data.

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s insurance subsidiaries are reported at their underlying statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.

Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.

Realized capital gains and losses are determined using the specific identification method.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Premiums

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2014	2013
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% – 3-1/2%	9.6%	9.9%
1941 Standard Industrial, 2-1/2% – 3-1/2%	12.7	13.9
1958 Commissioners Standard Ordinary, 2-1/2% – 6%	23.1	23.7
1980 Commissioners Standard Ordinary, 4% – 6%	38.7	38.1
2001 Commissioners Standard Ordinary, 3-1/2% – 4-1/2%	9.3	7.7
Other, 2-1/2% – 6%	4.9	5.0
	98.3	98.3
Other benefits (including annuities):
Various, 2-1/2% – 8-1/4%	1.7	1.7
	100.0%	100.0%

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

As of December 31, 2014 and 2013, reserves of $23.4 million and $24.1 million, respectively, were recorded on in-force amounts of $1,247.7 million and $1,247.7 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2014 and 2013. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Securities Lending

At December 31, 2014, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $252.9 million and $91.8 million in the general and separate account, respectively. At December 31, 2013, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $186.7 million and $61.0 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2014 and 2013, the Company did not nonadmit any portion of the loaned securities.

The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2014 and 2013, collateral managed by an unaffiliated agent was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

At December 31, 2014, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2014, the fair value of the total collateral in the general account was $258.1 million, $139.1 million of which was managed by an affiliated agent and $119.0 million of which was managed by an unaffiliated agent. The fair value of the total collateral in the separate account was $93.8 million, which was all managed by an unaffiliated agent. At December 31, 2013, the fair value of the total collateral in the general account was $190.9 million, $166.7 million of which was managed by an affiliated agent and $24.2 million of

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

which was managed by an unaffiliated agent. The fair value of the total collateral in the separate account was $62.5 million, which was all managed by an unaffiliated agent. The Company receives cash collateral in an amount in excess of the fair value of the securities loaned. The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows at December 31, 2014:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	254,175	254,170
31 to 60 days	14,015	14,013
61 to 90 days	12,589	12,583
91 to 120 days	6,312	6,305
121 to 180 days	2,343	2,339
181 to 365 days	32,715	32,665
1 to 2 years	1,300	1,300
2 to 3 years	—	—
Greater than 3 years	28,570	28,570
Total collateral	$352,019	$351,945

At December 31, 2014, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $259.0 million and $93.8 million in the general and separate accounts, respectively, in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any transactions that extend beyond one year from the reporting date.

Separate Account

The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. All assets are considered legally insulated from the general accounts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan.)

The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

Federal Income Taxes

The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Postretirement Benefits Other Than Pensions

The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.

Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

Effective January 1, 2013, the Company changed its methodology of reporting the dividend accumulation liability to a policy-level basis from an aggregate basis.  This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations.  The Company has recorded an increase of $5.7 million to surplus through the change in reserve on account of change in valuation basis line on the statements of changes in capital and surplus.

Effective January 1, 2013, the Company adopted Statements of Statutory Accounting Principles (SSAP) No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102). SSAP 102 requires any underfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, to be recognized as a liability under SSAP No. 5R. The Company elected to utilize the minimum transition option reflected in paragraph 85 of SSAP 102 which requires the initial transition liability to be the greater of 10% of the calculated surplus impact of $12.3 million, the estimated annual amortization of “unrecognized items” of $48.7 million, and the difference between accumulated benefit obligation and fair value of plan assets of $90.6 million. The minimum transition liability was $90.6 million.

The Company had recorded an additional minimum pension liability at December 31, 2012, of $85.5 million, under the previous guidance for pensions, SSAP 89, Accounting for Pensions, A Replacement of SSAP No. 8.  As a result of the adoption of SSAP 102 requiring a minimum transition liability of $90.6 million, the Company recorded a $5.1 million increase to the pension liability on January 1, 2013, and a $3.3 million decrease to surplus, net of tax impact, through the cumulative effect of changes in accounting principles line on the statements of changes in capital and surplus. On January 1, 2013, the plan was underfunded by $123.2 million. The amount previously recognized at December 31, 2012, was $85.5 million. The amount recognized at January 1, 2013, was $5.1 million. As a result, the remaining transition liability at adoption was $32.6 million.

Although the Company elected the transition option for surplus deferral, and SSAP 102 allows up to ten years for deferral, the Company must continue to recognize a minimum amount of the transition liability annually. SSAP 102 requires the Company to recognize each year an amount that is at least equal to the estimated annual amortization of the unrecognized items in effect at transition. The Company’s estimated annual amortization of the unrecognized items in effect at transition is $48.7 million.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

As a result, the Company anticipated that the remaining $32.6 million surplus impact from the election of the transition deferral in SSAP 102 would be recognized in 2014. However, due to favorable assumption changes at December 31, 2013, the entire amount was recognized in 2013.

As a result of the adoption of SSAP 102, the Company will no longer carry a nonadmitted prepaid pension asset on the balance sheet unless the plan assets exceed the plan obligation.  At adoption, this resulted in a net change in nonadmitted assets through surplus of $428.4 million which was offset by a change in the pension liability from adoption of SSAP 102 in surplus of $428.4 million at January 1, 2013. Both items are reflected on the statements of changes in capital and surplus.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The adoption of SSAP 92 increased surplus by $13.6 million, net of tax impact, through the cumulative effect of changes in accounting principles line on the statements of changes in capital and surplus. SSAP 92 requires any underfunded defined benefit amounts, as determined when the accumulated benefit obligation exceeds the fair value of plan assets, to be recognized as a liability under SSAP No. 5R. The Company elected to recognize the full impact of SAP 92 immediately upon adoption.  On December 31, 2012, the liability for benefits was $230.1 million. On January 1, 2013, the liability for benefits was $209.3 million. The change was due to a decrease of prior service costs of $4.5 million and a decrease in unrecognized gains of $16.3 million.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 28, 2015.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2014:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$28,199	$2,865	$(39)	$31,025
Debt securities issued by states of the U.S. and political subdivisions of the states	34,639	2,347	(191)	36,795
Corporate securities	2,493,231	435,165	(4,586)	2,923,810
Commercial mortgage-backed securities	102,157	3,728	(92)	105,793
Residential mortgage-backed securities	465,590	23,482	(2,522)	486,550
Asset-backed securities	307,556	11,822	(2,145)	317,233
Total	$3,431,372	$479,409	$(9,575)	$3,901,206

At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$78,143	$3,009	$(338)	$80,814
Debt securities issued by states of the U.S. and political subdivisions of the states	42,401	1,244	(1,286)	42,359
Corporate securities	2,176,867	284,031	(12,308)	2,448,590
Commercial mortgage-backed securities	137,534	5,101	(1,011)	141,624
Residential mortgage-backed securities	578,360	18,828	(13,085)	584,103
Asset-backed securities	206,695	5,504	(1,504)	210,695
Total	$3,220,000	$317,717	$(29,532)	$3,508,185

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

At December 31, 2014 and 2013, the Company held unrated or less-than-investment-grade corporate debt securities with a book/adjusted carrying value of $217.7 million and $199.9 million, respectively, and an aggregate fair value of $224.4 million and $203.0 million, respectively. As of December 31, 2014 and 2013, such holdings amounted to 6.3% and 6.2%, respectively, of the Company’s investments in debt securities and 2.2% and 2.1%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

Unrealized gains and losses on investments in unaffiliated common stocks, mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2014:
Preferred stocks	$26,967	$2,972	$—	$29,939

Common stocks, unaffiliated	$1,096,079	$501,715	$(45,473)	$1,552,321
Common stocks, mutual funds	65,010	1,225	(454)	65,781
Common stocks, subsidiaries	1,524,548	413,214	—	1,937,762
	$2,685,637	$916,154	$(45,927)	$3,555,864

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
Preferred stocks	$11,577	$78	$(238)	$11,417

Common stocks, unaffiliated	$953,585	$526,011	$(6,091)	$1,473,505
Common stocks, mutual funds	78,251	13,310	(89)	91,472
Common stocks, subsidiaries	1,524,549	570,920	—	2,095,469
	$2,556,385	$1,110,241	$(6,180)	$3,660,446

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2014:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(22)	$2,050	$(17)	$498
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	(191)	7,876
Corporate securities	(3,506)	138,606	(1,080)	36,773
Commercial mortgage-backed securities(1)	—	—	(92)	6,028
Residential mortgage-backed securities(1)	(764)	35,888	(1,758)	58,431
Asset-backed securities(1)	(1,064)	136,173	(1,081)	42,881
Total	$(5,356)	$312,717	$(4,219)	$152,487

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(44,490)	$295,313	$(983)	$2,600
Common stocks, mutual funds	(413)	8,244	(41)	872
Total	$(44,903)	$303,557	$(1,024)	$3,472

(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(338)	$28,884	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(1,286)	19,391	—	—
Corporate securities	(11,905)	272,696	(403)	3,821
Commercial mortgage-backed securities(1)	(1,009)	31,614	(2)	1,404
Residential mortgage-backed securities(1)	(9,294)	161,979	(3,791)	77,069
Asset-backed securities(1)	(1,504)	57,062	—	—
Total	$(25,336)	$571,626	$(4,196)	$82,294

Preferred stocks	$(238)	$6,129	$—	$—

Common stocks, unaffiliated	$(5,373)	$112,565	$(718)	$18,438
Common stocks, mutual funds	(70)	2,032	(19)	93
Total	$(5,443)	$114,597	$(737)	$18,531

(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Investments that are impaired at December 31, 2014 and 2013, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities, residential mortgage-backed securities and unaffiliated common stocks. The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate-related declines, lack of intent to sell the securities. For residential mortgage-backed securities, the determination of temporary impairment was also based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities. The aggregated unrealized loss is approximately 6.7% and 4.3% of the carrying value of these securities at December 31, 2014 and 2013, respectively. At December 31, 2014, there were a total of 213 securities held that are considered temporarily impaired, 37 of which have been impaired for 12 months or longer. At December 31, 2013, there were a total of 303 securities held that are considered temporarily impaired, 34 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $7.8 million, $11.8 million and $28.6 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The following is a list of each loan-backed security held at December 31, 2014, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2014, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other- Than- Temporary Impairment
	(In Thousands)
For the year ended December 31, 2014:

32051GRW7	$2,620	$2,519	$101	$2,519	$2,511	12/31/2014
12668BYF4	1,002	997	5	997	994	9/30/2014
Total	XXX	XXX	$106	XXX	XXX

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company had no other-than-temporary impairments on loan-backed securities for the year ended December 31, 2014, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2014, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$99,616	$100,493
After one through five	476,061	520,573
After five through ten	466,716	489,441
After ten	1,513,676	1,881,123
Mortgage-backed securities/asset-backed securities	875,303	909,576
Total	$3,431,372	$3,901,206

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2014, 2013 and 2012 were $415.0 million, $419.7 million, and $711.6 million; gross gains of $12.3 million, $6.4 million, and $10.9 million and gross losses of $3.5 million, $6.0 million, and $3.4 million were realized on these sales in 2014, 2013 and 2012, respectively.

Proceeds from the sales of investments in equity securities during 2014, 2013 and 2012 were $654.0 million, $268.0 million, and $236.4 million; gross gains of $184.8 million, $83.3 million, and $74.7 million and gross losses of $5.7 million, $2.7 million, and $15.2 million were realized on these sales in 2014, 2013 and 2012, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Realized capital gains (losses)	$188,626	$138,589	$58,488
Less amount transferred to IMR (net of related taxes (benefits) of ($41) in 2014, $223 in 2013, and $2,663 in 2012)	(77)	415	4,946
Less federal income tax expense (benefit) of realized capital gains (losses)	66,676	40,160	19,330
Net realized capital gains (losses)	$122,027	$98,014	$34,212

Net investment income consisted of the following for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Debt securities	$172,385	$172,870	$182,333
Equity securities	402,266	47,474	39,832
Mortgage loans	1,091	2,176	3,252
Real estate	13,467	13,345	13,658
Policy loans	12,355	12,302	12,372
Cash, cash equivalents and short-term investments	432	356	491
Other invested assets	100,852	89,225	44,955
Other	1,077	678	482
Gross investment income	703,925	338,426	297,375
Investment expenses	18,364	15,621	18,201
Net investment income	$685,561	$322,805	$279,174

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2014, 100.0% of such mortgages, or $16.9 million, involved properties located in Florida, Kentucky, and Ohio. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $10.8 million. During 2014, no new mortgage loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%.

The Company recorded other-than-temporary impairments on noninsurance subsidiaries, joint ventures, partnerships, and limited liability companies of $13.9 million for the year ended December 31, 2014. No impairment losses were recorded in 2013 or 2012. The impairment losses are recorded on the net realized capital gains (losses) line on the statement of operations.

Proceeds from the sales of real estate during 2014, 2013 and 2012 were $0.0 million, $0.0 million, and $6.7 million, respectively. Gross gains of $0.0 million, $0.0 million, and $0.0 million were realized on these sales in 2014, 2013 and 2012, respectively. The gains on the sales of real estate were recorded on the net realized capital gains (losses) line on the statement of operations. No gross losses were realized on the sales of real estate in 2014, 2013 and 2012.

The Company has entered into an interest rate swap and swaptions in an effort to mitigate the risk of rising interest rates on long maturity bonds.  The interest rate swap is forward starting and allows the Company to pay a fixed interest rate in exchange for receipt of a floating interest rate.  The swaptions provide the Company an option to enter into an interest rate swap to pay floating rate in exchange for receipt of a fixed rate with the counterparty on specified terms.  The derivative instruments are not designated as a hedge for accounting purposes.  These instruments are carried at fair value on the balance sheet with changes in fair value recorded in surplus.  If the instruments are terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract and a realized gain or loss would be recognized.  The maximum exposure for these instruments was $57.2 million and $47.5 million for the years ended December 31, 2014 and 2013, respectively.  The fair value was $(47.0) million and $31.0 million for the years ended December 31, 2014 and 2013, respectively. The change in fair value was $(77.4) million and $28.9 million for the years ended December 31, 2014 and 2013, respectively.  The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf.  The posted amount is equal to the difference between the net positive fair value of the swap and the agreed upon thresholds that are based on the credit rating of the counterparty.  Inversely, if the net fair value of the swap is negative, then the Company may be required to post assets instead of using similar thresholds.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

At December 31, 2014 and 2013, $121.9 million and $11.4 million of cash collateral had been posted by the Company and counterparty, respectively.

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2014	2013
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$25,365	$36,960
Gross amounts offset	—	—
Net amount of assets	$25,365	$36,960

Derivative liabilities:
Gross amount of recognized liabilities	$(72,401)	$(10,607)
Gross amounts offset	—	—
Net amount of liabilities	$(72,401)	$(10,607)

3. Fair Values of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are interest rate swaps and call options. The fair value of these instruments is determined through the use of third-party pricing services or models utilizing market observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using broker quotes or other valuation techniques that utilize significant unobservable inputs.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below,

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Less liquid private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Derivative Instruments

The fair values of free-standing derivative instruments, primarily call options and interest rate swaps, are determined through the use of third-party pricing services or models utilizing market observable inputs.

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Other Invested Assets

Other invested assets primarily include surplus debentures for which fair values are determined using quoted market prices consistent with corporate debt securities.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities, equity securities, mutual funds, private equity, and private debt fund investments. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows. Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2014
Assets:
Common stocks, unaffiliated	$1,552,321	$1,552,321	$—	$—
Common stocks, mutual funds	65,781	65,781	—	—
Derivative assets	25,365	—	25,365	—
Separate account assets	998,798	669,174	254,732	74,892
Total assets	$2,642,265	$2,287,276	$280,097	$74,892

Liabilities:
Derivative liabilities	$72,401	$—	$72,401	$—

At December 31, 2013
Assets:
Bonds, industrial and misc.	$2,375	$—	$2,375	$—
Common stocks, unaffiliated	1,473,505	1,473,505	—	—
Common stocks, mutual funds	91,472	91,472	—	—
Derivative assets	36,960	—	36,960	—
Separate account assets	950,530	628,081	252,638	69,811
Total assets	$2,554,842	$2,193,058	$291,973	$69,811

Liabilities:
Derivative liabilities	$(10,607)	$—	$(10,607)	$—

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2014, are as follows:

	Beginning Asset/ (Liability) as of January 1,	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances and	Transfers Into	Transfers Out of	Ending Asset/ (Liability) as of December 31,
	2014	Net Income	Surplus	Other	Settlements	Level 3	Level 3**	2014
	(In Thousands)
Assets:
Separate account assets	$69,811	$—	$—	$7,539	$2,437	$—	$(4,895)	$74,892

*   Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

**    Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2014, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)

Separate account assets	$10,866	$—	$—	$(8,429)	$2,437

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2013	Net Income	Surplus	Other	and Settlements	Into Level 3	Out of Level 3**	December 31, 2013
	(In Thousands)
Assets:
Preferred stock	$112	$—	$—	$—	$—	$—	$(112)	$—
Separate account assets	74,900	—	—	8,340	(11,432)	—	(1,997)	69,811
Total assets	$75,012	$—	$—	$8,340	$(11,432)	$—	$(2,109)	$69,811

Liabilities:
Derivative liabilities	$(1,098)	$—	$—	$—	$—	$—	$1,098	$—

*   Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

**    Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, are as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)

Separate account assets	$4,513	$—	$—	$(15,945)	$(11,432)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 and 2013.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2014
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$3,431,372	$3,901,206	$14,437	$3,870,312	$16,457
Common stock:
Unaffiliated	1,552,321	1,552,321	1,552,321	—	—
Mutual funds	65,781	65,781	65,781	—	—
Preferred stock	26,967	29,939	—	29,939	—
Mortgage loans	16,855	17,437	—	—	17,437
Cash, cash equivalents and short-term investments	103,786	103,756	103,756	—	—
Other invested assets, surplus notes	12,923	15,851	—	15,851	—
Securities lending reinvested collateral assets	118,951	118,951	118,951	—	—
Derivative assets	25,365	25,365	—	25,365	—
Separate account assets	998,798	998,798	669,173	254,732	74,893

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$5,534	$5,778	$—	$—	$5,778
Derivative liabilities	72,401	72,401	—	72,401	—
Securities lending liability	259,001	259,001	—	259,001	—

	December 31, 2013
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$3,220,000	$3,508,185	$33,529	$3,438,871	$35,785
Common stock:
Unaffiliated	1,473,505	1,473,505	1,473,505	—	—
Mutual funds	91,472	91,472	91,472	—	—
Preferred stock	11,577	11,417	—	11,417	—
Mortgage loans	17,821	18,801	—	—	18,801
Cash, cash equivalents and short-term investments	225,014	225,014	225,014	—	—
Other invested assets, surplus notes	7,935	9,261	—	9,261	—
Securities lending reinvested collateral assets	24,147	24,147	24,147	—	—
Derivative assets	36,960	36,960	—	36,960	—
Separate account assets	950,530	950,530	628,081	252,637	69,812

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$6,167	$6,353	$—	$—	$6,353
Derivative liabilities	10,607	10,607	—	10,607	—
Securities lending liability	191,276	191,276	—	—	191,276

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions

The Company owns a 100% interest in WSLAC, whose carrying value is $1.1 billion at December 31, 2014. The Company carries WSLAC at its underlying statutory equity, which exceeds 10% of the admitted assets of the Company. The accounting policies of WSLAC are the same as those of the Company described in Note 1. The summary financial data for WSLAC is as follows:

Balance Sheets (Statutory-Basis)

	December 31
	2014	2013
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$10,820,476	$10,853,301
Preferred and common stocks	250,224	246,746
Investment in common stock of subsidiaries	1,202	997
Mortgage loans	698,557	720,752
Policy loans	39,679	41,511
Cash, cash equivalents and short-term investments	108,543	220,873
Receivable for securities	2,289	2,115
Derivatives	33,279	39,843
Receivable for collateral on derivatives	129,085	—
Securities lending reinvested collateral assets	2,455	17,452
Other invested assets	216,848	187,339
Total cash and invested assets	12,302,637	12,330,929

Investment income due and accrued	103,996	103,514
Premiums deferred and uncollected	20,524	20,376
Net deferred income tax asset	33,891	—
Funds withheld under coinsurance agreement	639,422	642,247
Other admitted assets	12,310	11,558
Separate account assets	34,172	38,183
Total admitted assets	$13,146,952	$13,146,807

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

Balance Sheets (Statutory-Basis)

	December 31
	2014	2013
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$9,888,684	$9,973,439
Liability for deposit-type contracts	1,623,603	1,350,803
Policy and contract claims	22,970	47,744
Premiums received in advance	567	527
Total policy and contract liabilities	11,535,824	11,372,513

Current federal income taxes payable to parent	15,165	19,328
Net deferred tax liability	—	3,552
Transfer to (from) separate accounts due and accrued, net	(2,797)	(2,674)
Asset valuation reserve	152,504	153,940
Interest maintenance reserve	8,430	10,322
Other liabilities	69,978	63,622
Derivatives	83,203	5,820
Payable for securities lending	199,129	305,521
Separate account liabilities	34,172	38,183
Total liabilities	12,095,608	11,970,127

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	791,308	791,308
Accumulated surplus	257,536	382,872
Total capital and surplus	1,051,344	1,176,680
Total liabilities and capital and surplus	$13,146,952	$13,146,807

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$801,533	$935,672	$1,553,345
Net investment income	540,884	546,468	578,146
Considerations for supplementary contracts with life contingencies	2,857	2,290	1,839
Amortization of the interest maintenance reserve	7,465	8,393	7,286
Fees from management of separate accounts	405	440	496
Other revenues	34,932	34,179	9,264
Total premiums and other revenues	1,388,076	1,527,442	2,150,376
Benefits paid or provided:
Death benefits	180,129	217,785	117,739
Annuity benefits	258,373	255,868	265,100
Disability and accident and health benefits	2,744	2,773	2,834
Surrender benefits	649,134	595,599	558,425
Payments on supplementary contracts with life contingencies	3,150	3,189	3,266
Other benefits	1,650	1,981	1,776
Increase (decrease) in policy reserves and other policyholders’ funds	(64,126)	138,560	872,336
Total benefits paid or provided	1,031,054	1,215,755	1,821,476
Insurance expenses and other deductions:
Commissions	41,666	49,490	48,703
Commission and expense allowance on reinsurance assumed	2,962	3,104	150,816
General expenses	107,469	84,721	84,970
Net transfers to (from) separate accounts	(6,092)	(7,104)	(10,074)
Other deductions	3,340	4,477	15,576
Total insurance expenses and other deductions	149,345	134,688	289,991
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	207,677	176,999	38,909
Federal income tax expense (benefit), excluding tax on capital gains	62,243	66,249	(2,399)
Gain (loss) from operations before net realized capital gains (losses)	145,434	110,750	41,308
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	34,147	(1,905)	(7,023)
Net income (loss)	$179,581	$108,845	$34,285

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to WSLAC in the amount of $37.9 million, $123.8 million, and $79.1 million in 2014, 2013 and 2012, respectively. The principal balance of the mortgage financing arrangements with WSLAC was $12.8 million and $48.7 million at December 31, 2014 and 2013, respectively.

At December 31, 2014 and 2013, the Company had $65.7 million and $91.5 million, respectively, invested in the Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

In December 2014, the Company paid a $100 million ordinary dividend to WSFG. The dividend was in the form of cash.

In December 2013, the Company paid a $50.0 million dividend to its parent, WSFG.  The dividend consisted of $0.2 million in cash and $49.8 in common stocks at fair value.

The Company did not pay any dividends in 2012.

In December 2014, the Company received a $117.7 million ordinary dividend and a $132.3 extraordinary dividend from its subsidiary, WSLAC.  The dividends consisted of $65.9 million in cash and $184.1 million in bonds at fair value.

In December 2014, the Company received a $66.8 million ordinary dividend and a $33.2 million extraordinary dividend from its subsidiary, Integrity.  The dividends consisted of $75.0 million in cash and $25.0 million in bonds at fair value.

The Company did not receive any dividends in 2013.

On December 19, 2012, the Company received a $1.0 million ordinary dividend from its subsidiary, W&S Operating Holdings, LLC.

The Company did not pay any capital contributions in 2014.

On December 18, 2013, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life.  The capital contribution consisted of $1.0 million in cash and $49.0 in common stocks at fair value.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

In December 2012, the Company paid a $30.0 million capital contribution to its subsidiary, WSLAC. The capital contribution was in the form of cash.

The Company did not receive any capital contributions in 2014 or 2013.

On December 21, 2012, the Company received a $30.0 million capital contribution from its parent, WSFG. The capital contribution was in the form of cash.

The Company had $33.3 million and $44.3 million receivable from parent, subsidiaries and affiliates as of December 31, 2014 and 2013, respectively.  The Company did not have any amounts payable to parent, subsidiaries and affiliates as of December 31, 2014 or 2013.  The terms of the settlement generally require that these amounts be settled in cash within 30 days.

The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The Company has a modified coinsurance agreement with Integrity, whereby the Company assumes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002. Under the terms of the agreement, Integrity retains the reserves and the related assets of this business.

The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $593.5 million and $610.4 million at December 31, 2014 and 2013, respectively.

In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $1.2 million and $1.2 million at December 31, 2014 and 2013, respectively.

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Direct premiums	$265,825	$268,200	$278,522
Assumed premiums:
Affiliates	2,985	3,910	5,957
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(5,598)	(5,279)	(5,310)
Net premiums	$263,212	$266,831	$279,169

The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2014	2013	2012
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	3,598	2,582	3,691
Policy and contract liabilities:
Affiliates	593,543	610,407	623,313
Nonaffiliates	55,456	56,392	55,361
Other admitted assets:
Affiliates	—	—	—
Nonaffiliates	184	93	316

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

Other than as described above, in 2014, 2013 and 2012, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

At December 31, 2014, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2014, if all reinsurance agreements were cancelled.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes

The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the subsidiaries and affiliates for federal income taxes were $30.7 million and $33.5 million at December 31, 2014 and 2013, respectively. The tax years 2008 through 2014 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2014, in the event of future net losses is $112.3 million, $66.8 million, and $39.5 million from 2014, 2013 and 2012, respectively.

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2014
		(in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$326,294	$24,673	$350,967
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	326,294	24,673	350,967
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c – d)	326,294	24,673	350,967
(f)	Deferred tax liabilities	123,795	164,832	288,627
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$202,499	$(140,159)	$62,340

		12/31/2013
		(in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$274,090	$14,287	$288,377
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	274,090	14,287	288,377
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c – d)	274,090	14,287	288,377
(f)	Deferred tax liabilities	127,317	202,705	330,022
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$146,773	$(188,418)	$(41,645)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		Change
		(in thousands)
				(9)
		(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$52,204	$10,386	$62,590
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	52,204	10,386	62,590
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c – d)	52,204	10,386	62,590
(f)	Deferred tax liabilities	(3,522)	(37,873)	(41,395)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$55,726	$48,259	$103,985

		12/31/2014
		(in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$62,340	$—	$62,340
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	634,086
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	263,954	24,673	288,627
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$326,294	$24,673	$350,967

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		12/31/2013
		(in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$34,273	$14,287	$48,560
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	631,325
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	239,817	—	239,817
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$274,090	$14,287	$288,377

		Change
		(in thousands)
				(9)
		(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$28,067	$(14,287)	$13,780
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	2,761
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	24,137	24,673	48,810
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$52,204	$10,386	$62,590

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		2014	2013
		(in thousands)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	988%	1025%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$494,459	$476,187

		12/31/2014
		(1)	(2)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$326,294	$24,673
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	5.06%	0.00%
(c)	Net Admitted Adjusted Gross DTAs amount	$326,294	$24,673
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	5.06%	0.00%

		12/31/2013
		(3)	(4)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$274,090	$14,287
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%
(c)	Net Admitted Adjusted Gross DTAs amount	$274,090	$14,287
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%

		Change
		(5)	(6)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$52,204	$10,386
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	5.06%	0.00%
(c)	Net Admitted Adjusted Gross DTAs amount	$52,204	$10,386
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	5.06%	0.00%

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components:

			12/31/2014	12/31/2013	12/31/2012
			(in thousands)
(1)	Current income tax
	(a)	Federal	$35,090	$38,859	$17,805
	(b)	Foreign	488	191	758
	(c)	Subtotal	35,578	39,050	18,563
	(d)	Federal income tax on net capital gains	66,676	40,160	19,330
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	(18,163)	4,028
	(g)	Federal and foreign income taxes incurred	$102,254	$61,047	$41,921

					(3)
			(1)	(2)	(Col 1-2)
			12/31/2014	12/31/2013	Change
			(in thousands)
(2)	Deferred tax assets:
	(a)	Ordinary
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	70,924	73,759	(2,835)
		(4) Investments	—	—	—
		(5) Deferred acquisition costs	30,739	31,301	(562)
		(6) Policyholder dividends accrual	9,184	9,364	(180)
		(7) Fixed assets	1,586	1,712	(126)
		(8) Compensation and benefits accrual	201,868	140,171	61,697
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	7,129	11,879	(4,750)
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	4,864	5,904	(1,040)
		(99) Subtotal	326,294	274,090	52,204
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	326,294	274,090	52,204
	(e)	Capital
		(1) Investments	24,673	14,287	10,386
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	24,673	14,287	10,386
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99– 2f – 2g)	24,673	14,287	10,386
	(i)	Admitted deferred tax assets (2d + 2h)	$350,967	$288,377	$62,590

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

					(3)
			(1)	(2)	(Col 1-2)
			12/31/2014	12/31/2013	Change
			(in thousands)
(3)	Deferred tax liabilities:
	(a)	Ordinary
		(1) Investments	$94,741	$86,547	$8,194
		(2) Fixed assets	4,207	4,681	(474)
		(3) Deferred and uncollected premium	18,168	18,321	(153)
		(4) Policyholder reserves	—	—	—
		(5) Other	6,679	17,768	(11,089)
		(99) Subtotal	123,795	127,317	(3,522)
	(b)	Capital
		(1) Investments	164,832	202,705	(37,873)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	164,832	202,705	(37,873)
	(c)	Deferred tax liabilities (3a99 + 3b99)	$288,627	$330,022	$(41,395)

(4)	Net deferred tax assets/liabilities (2i - 3c)		$62,340	$(41,645)	$103,985

Among the more significant book-to-tax adjustments were the following:

	12/31/2014*	Effective Tax Rate	12/31/2013**	Effective Tax Rate	12/31/2012**	Effective Tax Rate
	(in thousands)		(in thousands)		(in thousands)

Provision computed at statutory rate	$217,574	35.00%	$4,706	35.00%	$(162)	35.00%
Dividend received deduction	(126,628)	(20.37)	(3,353)	(24.93)	(5,391)	1,162.78
Tax credits	(1,821)	(0.29)	(2,404)	(17.88)	(1,633)	352.18
Other invested assets and nonadmitted change	(587)	(0.09)	(1,545)	(11.49)	(8,310)	1,792.33
Post-retirement benefit plans	7,575	1.22	(7,575)	(56.34)	10,550	(2,275.36)
Additional minimum pension liability	—	0.00	—	0.00	(12,761)	2,752.15
STAT contingency reserve	—	0.00	(7,001)	(52.06)	—	0.00
Other	1,236	0.19	(2,736)	(20.35)	(658)	141.84
Total statutory income taxes	$97,349	15.66%	$(19,908)	(148.05)%	$(18,365)	3,960.92%

Federal and foreign income taxes incurred	$102,254	16.45%	$20,887	155.33%	$22,591	(4,872.31)%
Change in net deferred income taxes	(4,905)	(0.79)	(40,795)	(303.38)	(40,956)	8,833.23
Total statutory income taxes	$97,349	15.66%	$(19,908)	(148.05)%	$(18,365)	3,960.92%

*          The 2014 presentation was changed to reconcile federal income taxes on total statutory income, inclusive of realized capital gains (losses), computed at the statutory rate to actual statutory income taxes.  Prior to 2014, the presentation reconciled federal income taxes on net gain from operations after dividends to policyholders computed at the statutory rate to actual statutory income taxes.

**   Excludes change in net deferred income taxes on realized gains/losses of $2,978 and $1,141 for the years ended December 31, 2013 and 2012, respectively.

At December 31, 2014, the Company had $0 of operating loss carryforwards and $0 of deferred tax liabilities that are not recognized.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Capital and Surplus

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2014 and 2013, the Company exceeded the minimum risk-based capital.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $519.5 million by the end of 2015 without seeking prior regulatory approval based on statutory net income of $519.5 million at December 31, 2014.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

The Company is currently being audited on behalf of multiple state treasurers and controllers concerning the identification, reporting and escheatment of unclaimed insurance policy benefits and other allegedly abandoned funds.  The audits focus on identifying unreported death claims, matured annuities and retained asset accounts, and the use of the Social Security Death Master File to identify deceased insurance policy, annuity contract, and retained asset account holders.  The Company has reached an agreement with numerous states regarding this audit activity that will result in outreach and payments to beneficiaries, escheatment of funds deemed abandoned under state laws, and accelerated escheatment of funds deemed abandoned pursuant to agreements with regulators. In 2014, the Company made payments under these agreements and released a portion of the liability it had previously recorded due to lower losses than had been estimated. As of December 31, 2014, the Company has a liability of $5.0 million remaining for estimated future payments as a result of these audits.

The West Virginia Treasurer (who has not settled with the Company) has brought suit seeking to require the Company to annually check the Social Security Death Master File for deceased insureds, and alleging that the Company’s previous failure to do so has rendered its unclaimed

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

8. Commitments and Contingencies (continued)

property reports incomplete and fraudulent.  The Treasurer seeks attorney fees, interest and penalties for allegedly willful misconduct and fraudulent reporting, and other, varied relief (including identification and payment of death claims).  In late December 2013, the trial court dismissed the actions against the Company.  The Treasurer filed a notice of appeal to the Supreme Court of Appeals of West Virginia, and oral argument of the appeal was held on April 8, 2015. A decision is expected by the end of June 2015.  The amount of loss, if any, that the Company may ultimately recognize as a result of this litigation cannot be reasonably estimated.

The Company is also currently the subject of multistate insurance department regulatory inquiries and examinations with a similar focus as the state treasurer and controller audits regarding processes and procedures for identifying deceased insurance policy, annuity contract, and retained asset account holders.  The examination activity may result in (but is not necessarily limited to) required outreach and payments to beneficiaries, changes to procedures, and administrative contributions.  The amount of loss, if any, that the Company may ultimately recognize as a result of these examinations cannot be reasonably estimated.

At December 31, 2014, the Company does not have any material lease agreements as a lessee for office space or equipment.

At December 31, 2014, the Company has future commitments to provide additional capital contributions of $432.9 million to private equity and real estate joint ventures, limited partnerships and limited liability companies.

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries: Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National, a wholly-owned subsidiary of Integrity, and Lafayette Life, an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2014, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at market value	—	—	—	—	—
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	378,625	—	—	378,625	29.3
Not subject to discretionary withdrawal	10,610	—	904,928	915,538	70.7
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	389,235	—	904,928	1,294,163	100.0%
Less reinsurance ceded	139,053	—	—	139,053
Net annuity reserves and deposit-type contract liabilities	$250,182	$—	$904,928	$1,155,110

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits

The Company has a noncontributory pension plan under group annuity contracts written by the Company covering substantially all employees and field representatives. In addition, the Company provides certain health care and life insurance benefits for retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Company uses a December 31 measurement date for all plans.

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2014	2013	2014	2013
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$865,137	$905,716	$199,500	$177,484
Service cost	16,175	18,130	878	1,194
Interest cost	41,110	37,853	9,413	8,433
Medicare Part D payments received	—	—	—	290
Contribution by plan participants	—	—	4,619	4,797
Actuarial (gain) loss	174,278	(46,854)	30,063	39,018
Benefits paid	(50,271)	(49,708)	(17,248)	(17,508)
Plan amendments	—	—	(8,184)	(14,208)
Benefit obligation at end of year	$1,046,429	$865,137	$219,041	$199,500

Change in plan assets:
Fair value of plan assets at beginning of year	$886,779	$790,238	$—	$—
Actual return on plan assets	68,419	146,249	—	—
Employer contribution	—	—	12,628	12,421
Plan participants’ contributions	—	—	4,620	4,797
Medicare Part D payments received	—	—	—	290
Benefits paid	(50,271)	(49,708)	(17,248)	(17,508)
Fair value of plan assets at end of year	$904,927	$886,779	$—	$—

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Pension Benefits		Postretirement Medical
	2014	2013	2014	2013
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$(141,502)	$21,642	$(219,041)	$(199,500)
Unrecognized net (gain) or loss	—	—	—	—
Unrecognized prior service cost	—	—	—	—
Net amount recognized*	$(141,502)	$21,642	$(219,041)	$(199,500)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$(1,003,721)	$(836,887)	$(219,041)	$(199,500)

*Nonadmitted if overfunded

	Pension Benefits
	2014	2013	2012
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$16,175	$18,130	$16,800
Interest cost	41,110	37,853	38,925
Expected return on plan assets	(64,416)	(57,213)	(55,515)
Amount of recognized gains and losses	30,245	48,733	47,718
Amount of prior service cost recognized	(1,019)	(1,019)	(3,600)
Total net periodic benefit cost (benefit)	$22,095	$46,484	$44,328

	Postretirement Medical
	2014	2013	2012
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$878	$1,194	$5,226
Interest cost	9,413	8,433	7,515
Amount of recognized gains and losses	(25)	(135)	(2,356)
Amount of prior service cost recognized	(1,074)	786	(2,855)
Total net periodic benefit cost (benefit)	$9,192	$10,278	$7,530

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Pension Benefits		Postretirement Medical
	2014	2013	2014	2013
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost — prior year	$360,264	$—	$(28,483)	$—
Net transition asset or obligation recognized	—	543,868	—	(20,928)
Net prior service cost or credit arising during the period	—	7,743	(8,184)	(14,209)
Net prior service cost or credit recognized	1,019	1,019	1,074	(786)
Net gain and loss arising during the period	170,275	(143,633)	30,062	7,305
Net gain and loss recognized	(30,244)	(48,733)	27	135
Items not yet recognized as a component of net periodic cost — current year	$501,314	$360,264	$(5,504)	$(28,483)

Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net transition asset or (obligation)	$—	$—	$—	$—
Net prior service cost or (credit)	(1,019)	(1,019)	(1,074)	786
Net recognized gains and (losses)	41,302	28,924	7	(421)

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net transition asset or obligation	$—	$—	$—	$—
Net prior sevice cost or credit	(27,915)	(28,934)	(11,852)	(4,742)
Net recognized gains and losses	529,229	389,198	6,348	(23,741)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Weighted-average assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2014	2013	2014	2013

Weighted-average discount rate	4.85%	4.20%	4.80%	4.10%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Weighted-average assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2014	2013	2014	2013

Weighted-average discount rate	4.05%	4.85%	4.00%	4.80%
Rate of compensation increase	4.60%	4.60%	N/A	N/A

The Company’s pension liability was $141.5 million and $0.0 million at December 31, 2014 and 2013, respectively.

The Company’s mortality assumption for plan participants, including future mortality improvements are generally derived from tables published by the Society of Actuaries (SOA). In the fourth quarter of 2014, the SOA issued new mortality and mortality improvement tables that raise life expectancies. The Company has incorporated the new SOA mortality improvement tables into the December 31, 2014, pension benefit obligation. The change to the mortality assumption resulted in a $60.0 million increase in the pension benefit obligation in 2014. The Company’s discount rate assumption is determined by utilizing a discounted cash flow analysis of the Company’s obligations. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was decreased from 4.85% at December 31, 2013, to 4.05% at December 31, 2014. This resulted in a $104.0 million increase in the pension benefit obligation in 2014.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The asset allocation for the defined benefit pension plan at the end of 2014 and 2013, and the target allocation for 2014 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2014	2014	2013
Asset category:
Equity securities	51%	63%	62%
Fixed income securities	27	14	16
Short-term investments	—	—	—
Other	22	23	22
Total	100%	100%	100%

The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market observable inputs from third-party pricing service quotes or internal valuation models using observable inputs.  Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets primarily include private equity fund interests.

Debt Securities

The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.

Mutual Funds

The fair values of mutual funds have been determined utilizing the net asset values of the funds.

Private Equity and Fixed Income Funds

The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Other Assets

Other assets primarily include securities lending reinvested collateral and a group annuity contract. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.  The group annuity contract is carried at cash surrender value, which approximates fair value.

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2014:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$12,879	$12,879	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	3,242	—	3,242	—
Corporate securities	79,294	—	75,976	3,318
Residential mortgage-backed securities	17,533	—	17,533	—
Commercial mortgage-backed securities	6,084	—	6,084	—
Asset-backed securities	6,181	—	6,181	—
Equity securities:
Common equity	363,649	363,649	—	—
Mutual funds	198,626	198,626	—	—
Preferred stock	4,359	—	4,359	—
Other invested assets:
Private equity and fixed income funds	186,728	—	135,346	51,382
Surplus notes	2,049	—	2,049	—
Real estate	17,114	—	—	17,114
Other assets	101,060	94,020	3,962	3,078
Total plan assets	$998,798	$669,174	$254,732	$74,892

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Assets Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2013:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$13,235	$13,235	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	2,616	—	2,616	—
Corporate securities	85,724	—	82,315	3,409
Residential mortgage-backed securities	19,774	—	19,774	—
Commercial mortgage-backed securities	8,195	—	8,195	—
Asset-backed securities	6,061	—	1,214	4,847
Equity securities:
Common equity	391,928	391,928	—	—
Mutual funds	159,169	159,169	—	—
Preferred stock	1,911	—	1,911	—
Other invested assets:
Private equity and fixed income funds	179,866	—	132,824	47,042
Surplus notes	2,000	—	2,000	—
Real estate	8,964	—	—	8,964
Other assets	71,087	63,749	1,789	5,549
Total plan assets	$950,530	$628,081	$252,638	$69,811

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2014, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2014	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3*	Ending Assets as of December 31, 2014
	(In Thousands)

Corporate securities	$3,409	$(53)	$—	$(38)	$—	$—	$3,318
Asset-backed securities	4,847	—	—	48	—	(4,895)	—
Other invested assets:
Private equity and fixed income funds	47,042	6,025	—	(1,685)	—	—	51,382
Real estate	8,964	1,567	—	6,583	—	—	17,114
Other assets	5,549	—	—	(2,471)	—	—	3,078
Total	$69,811	$7,539	$—	$2,437	$—	$(4,895)	$74,892

* Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2014, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)

Corporate securities	$—	$—	$—	$(38)	$(38)
Asset-backed securities	—	—	—	48	48
Other invested assets:
Private equity and fixed income funds	4,282	—	—	(5,967)	(1,685)
Real estate	6,583	—	—	—	6,583
Other assets	—	—	—	(2,471)	(2,471)
Total	$10,865	$—	$—	$(8,428)	$2,437

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2013	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3*	Ending Assets as of December 31, 2013
	(In Thousands)

Corporate securities	$—	$(231)	$—	$(37)	$3,677	$—	$3,409
Asset-backed securities	—	328	—	25	4,494	—	4,847
Other invested assets:
Private equity and fixed income funds	49,975	6,322	—	(9,255)	—	—	47,042
Real estate	6,894	2,070	—	—	—	—	8,964
Other assets	—	—	—	(2,166)	7,715	—	5,549
Total	$56,869	$8,489	$—	$(11,433)	$15,886	$—	$69,811

* Transfers into Level 3 are due to securities receiving an NAIC 6 rating and using an internal fair value model to value the securities.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)

Corporate securities	$—	$—	$—	$(37)	$(37)
Asset-backed securities	—	—	—	25	25
Other invested assets:
Private equity and fixed income funds	4,513	—	—	(13,768)	(9,255)
Other assets	—	—	—	(2,166)	(2,166)
Total	$4,513	$—	$—	$(15,946)	$(11,433)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

For measurement purposes of the postretirement benefit obligation, a 5.750% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2014. The rate was assumed to decrease gradually to 4.75% for 2023 and remain at that level thereafter.

Increasing or decreasing the assumed health care cost trend rate assumption by one percentage point in each year would increase (decrease) the postretirement benefit obligation as of December 31, 2014, by $27.8 million and $(23.2) million, respectively, and the estimated interest cost components of net period postretirement benefit cost for 2014 by $1.3 million and $(1.1) million, respectively.

At December 31, 2014, the assets of the Company’s pension include approximately $130.9 million invested in the Touchstone Family of Funds, which are administered by the Company, $170.7 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc., and a $3.1 million investment in a group annuity contract issued by Lafayette Life. At December 31, 2013, the assets of the Company’s pension include approximately $128.9 million invested in the Touchstone Family of Funds, which are administered by the Company, $164.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc., and a $5.5 million investment in a group annuity contract issued by Lafayette Life.

As of December 31, 2014, future benefit payments for the pension plan are expected as follows (in millions):

2015	$52.0
2016	52.6
2017	53.3
2018	54.0
2019	54.7
Five years thereafter	290.9

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Future benefit payments for the postretirement medical plan are expected as follows (in millions):

2015	$12.6
2016	12.7
2017	12.6
2018	12.6
2019	12.6
Five years thereafter	63.6

The Company does not anticipate a required contribution to the pension plan during 2015. The Company did not contribute to the pension plan during 2014.

The Company made contributions to the postretirement medical plan of $12.6 million in 2014 and expects to contribute $126.7 million between 2015 and 2024, inclusive. The Company received $0.0 million of subsidies in 2014. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.

The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $5.9 million, $3.9 million, and $3.8 million for 2014, 2013 and 2012, respectively.

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2014, were as follows:

		Net of
	Gross	Loading
	(In Thousands)

Ordinary new business	$7,263	$418
Ordinary renewal	75,356	51,312
Accident and health renewal	459	327
Assumed investment type-contracts	330	330
Total	$83,408	$52,387

Financial Statement Schedules (Statutory-Basis)

The Western and Southern Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

December 31, 2014

(In Thousands)

Schedule I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and government agencies and authorities	$99,160	$104,879	$99,160
States, municipalities and political subdivisions	336,313	357,526	336,313
Foreign governments	37,788	41,186	37,788
All other corporate bonds	2,958,111	3,397,615	2,958,111
Preferred stocks	26,967	29,939	26,967
Total fixed maturities	3,458,339	3,931,145	3,458,339

Equity securities
Common stocks:
Industrial, miscellaneous and all other	1,161,089	1,618,102	1,618,102

Mortgage loans on real estate	16,855		16,855
Real estate	30,973		30,973
Policy loans	171,739		171,739
Other long-term investments	273,361		273,361
Cash, cash equivalents and short-term investments	222,737		222,737
Total investments	$5,335,093		$5,792,106

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

The Western and Southern Life Insurance Company

Supplementary Insurance Information

(In Thousands)

Schedule III

						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2014
Individual life	$2,544,368	$—	$52,446	$232,956	$167,152	$221,931	$75,295
Individual health	228,318	2,190	3,508	23,884	13,436	22,691	16,171	$23,894
Group life and health	90,471	—	351	4,740	2,485	7,571	634	—
Annuity	8,061	—	10,484	1,720	471	119,900	844
Corporate and other	—	—	—	—	502,017	—	41,266
	$2,871,218	$2,190	$66,789	$263,300	$685,561	$372,093	$134,210

Year ended December 31, 2013
Individual life	$2,550,277	$—	$55,984	$237,414	$182,366	$268,807	$76,206
Individual health	221,970	2,285	2,853	25,214	13,211	21,332	14,870	$25,221
Group life and health	89,285	—	1,031	1,624	3,590	5,009	355	—
Annuity	9,203	—	10,894	2,605	575	116,368	823
Corporate and other	—	—	—	—	123,063	—	32,626
	$2,870,735	$2,285	$70,762	$266,857	$322,805	$411,516	$124,880

Year ended December 31, 2012
Individual life	$2,541,770	$—	$48,593	$242,288	$194,459	$249,071	$88,801
Individual health	217,501	2,238	3,737	26,278	14,879	20,009	16,371	$26,272
Group life and health	89,242	—	360	5,908	1,509	8,447	127	—
Annuity	9,967	—	11,552	4,695	694	147,579	884
Corporate and other	—	—	—	—	67,633	—	41,833
	$2,858,480	$2,238	$64,242	$279,169	$279,174	$425,106	$148,016

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

The Western and Southern Life Insurance Company

Reinsurance

(In Thousands)

Schedule IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2014
Life insurance in force	$15,615,319	$1,968,933	$402,590	$14,048,976	3%
Premiums:
Individual life	$233,127	$1,466	$1,295	$232,956	1%
Individual health	28,016	4,132	—	23,884	—
Group life and health	4,740	—	—	4,740	—
Annuity	30	—	1,690	1,720	98%
	$265,913	$5,598	$2,985	$263,300	1%

Year ended December 31, 2013
Life insurance in force	$15,861,338	$2,040,255	$443,102	$14,264,185	3%
Premiums:
Individual life	$237,305	$1,236	$1,344	$237,413	1%
Individual health	29,257	4,043	—	25,214	—
Group life and health	1,625	—	—	1,625	—
Annuity	39	—	2,566	2,605	99%
	$268,226	$5,279	$3,910	$266,857	1%

Year ended December 31, 2012
Life insurance in force	$16,167,884	$2,142,534	$454,946	$14,480,296	3%
Premiums:
Individual life	$241,983	$1,129	$1,434	$242,288	1%
Individual health	30,459	4,181	—	26,278	—
Group life and health	5,908	—	—	5,908	—
Annuity	172	—	4,523	4,695	96%
	$278,522	$5,310	$5,957	$279,169	2%

PART C

OTHER INFORMATION

ITEM 26. — EXHIBITS

(a)                                 Resolution of Board of Directors of the Columbus Life Insurance Company dated September 10, 1998 authorizing the establishment of the Separate Account (1)

(b)                                 Not applicable

(c)                                  (1)                                 (i)                                     Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc. (2)

(ii)                                  Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iii)                               Supplemental Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iv)                              Amended Schedule A to Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (14)

(2)                                 (i)                                     Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (3)

(ii)                                  Commission Schedule to Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (9)

(iii)                               Form of Broker-Dealer Sales Agreement by and between Touchstone Securities, Inc., Columbus Life Insurance Company and a broker-dealer (9)

(vi)                              Amended Commission Schedule to Form of General Agency Agreement or Broker Dealer Sales Agreement (14)

(3)                                 Form of override commission schedule (14)

(d)                                 (1)                                 Form of Survivorship Variable Universal Life Insurance Policy issued by Columbus Life Insurance Company (8)

(2)                                 Form of Accelerated Death Benefit Rider (3)

(3)                                 Form of Other Insured Rider (9)

(4)                                 Form of Accelerated Death Benefit Plus Rider (3)

(5)                                 Form of Extended Coverage Benefit Rider (9)

(6)                                 Form of Extended No-Lapse Guarantee Rider (9)

(7)                                 Form of Last Survivor Additional Life Rider (9)

(8)                                 Form of Estate Protection Rider (9)

(9)                                 Form of Estate Tax Repeal Rider (9)

(10)                          Form of Enhanced Cash Value Rider (13)

(11)                          Form of Overloan Protection Rider (18)

(12)                          Form of Accelerated Death Benefit Life Plus Rider (18)

(13)                          Form of Accelerated Death Benefit Rider (24)

(14)                          Form of Accelerated Death Benefit Rider (24)

(15)                          Form of Accelerated Death Benefit Life Plus Rider (24)

(e)                                  (1)                                 Form of Columbus Life Insurance Company Application for Life Insurance (3)

(2)                                 Form of Columbus Life Insurance Company Supplement to Application for Life Insurance to be Completed When Applying for Flexible Premium Variable Universal Life (3)

(3)                                 Alternative form of Columbus Life Insurance Company Application for Life Insurance (9)

(4)                                 Alternative form of Columbus Life Ins. Co. Application for Life Insurance (13)

(5)                                 Form of Columbus Life Insurance Company Application for Life Insurance (24)

(f)                                   (1)                                 (i)                                     Certificate of Incorporation of the Columbus Life Insurance Company (5)

(ii)                                  Certificate of Amendment of Articles of Incorporation of Columbus Life Insurance Company (5)

(2)                                 Code of Regulations of the Columbus Life Insurance Company (5)

(g)                                  Not applicable.

(h)                                 (1)                                 (i)                                     Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (5)

(ii)                                  Amended Exhibit B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iii)                               Amendment to Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iv)                              Amended Exhibit A to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (9)

(v)                                 Amended Exhibits A and B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (12)

(vi)                              Form of Shareholder Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Touchstone Advisors, Inc. (18)

(2)                                 (i)                                     Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(ii)                                  Amendment No.1 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(iii)                               Amendment No. 2 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (6)

(iv )                           Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(v)                                 Amendment No.1 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(vi)                              Amendment No. 2 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (6)

(3)                                 (i)                                     Janus Aspen Series Fund Participation Agreement (Service Shares) between Janus Aspen Series and Columbus Life Insurance Company (3)

(ii)                                  Amendment No. 1 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (7)

(iii)                               Amendment No. 2 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (9)

(iv)                              Distribution and Shareholder Services Agreement, Service Shares of Janus Aspen Series (for Insurance Companies), by and between Janus Distributors, Inc. and Columbus Life Insurance Company (3)

(4)                                 (i)                                     Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (3)

(ii)                                  Amendment No. 1 to Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (9)

(iii)                               Administrative Services Agreement between Massachusetts Financial Services Company, Western-Southern Life Assurance Company, and Columbus Life Insurance Company (3)

(5)                                 (i)                                     Form of Amended and Restated Participation Agreement, dated May 1, 2008, between Fidelity Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(ii)                                  Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Columbus Life Insurance Company (3)

(iii)                               Service Contract between Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

(iv)                              Form of Sub-license Agreement, dated May 1, 2008, by and between Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(6)                                 (i)                                     Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(ii)                                  Amendment No. 1 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(iii)                               Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(iv)                              Amendment No. 1 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(v)                                 Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(vi)                              Amendment No. 1 to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(vii)                           Amendment to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (10)

(viii)                        Amendment No. 2 to Participation Agreement by and between Panorama Series Funds, Inc., OppenheimerFunds Inc., and Columbus Life Insurance Company (23)

(ix)                              Notice of Assignment between Oppenheimer Funds, Inc. and Shareholder Services, Inc. dated as of October 3, 2012 (24)

(7)                                 (i)                                     Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (5)

(ii)                                  Agreement with respect to Trademarks and Fund Names between AIM Management Group Inc. and Columbus Life Insurance Company (5)

(iii)                               Amendment to Agreement with respect to Trademarks and Fund Names between AIM Management Group, Inc. and Columbus Life Insurance Company (14)

(iv)                              Administrative Services Agreement between Columbus Life Insurance Company and AIM Advisors, Inc. (5)

(v)                                 Amendment to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate account, and Touchstone Securities, Inc. (12)

(vi)                              Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (14)

(vii)                           Form of Distribution Agreement between Touchstone Securities, Inc. and A I M Distributors, Inc. (11)

(viii)                        Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate account, and Touchstone Securities, Inc.  (23)

(8)                                 (i)                                     Fund Participation Agreement between Columbus Life Insurance Company, J.P. Morgan Series Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc., and JPMorgan Funds Management Inc., dated April 24, 2009 (20).

(ii)                                  Supplemental Payment Agreement between Columbus Life Insurance Company and JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc., dated April 24, 2009 (20).

(9)                                 (i)                                     Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (11)

(ii)                                  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (14)

(iii)                               Participation Agreement Addendum between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of May 1, 2013 (24)

(iv)                              Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of January 15, 2013 (24)

(v)                                 Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of April 10, 2013 (24)

(vi)                              Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of November 21, 2010 (24)

(vii)                           Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of June 5, 2007 (24)

(10)                          (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, Scudder Variable Series I, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (11)

(ii)                                  Form of Service Agreement between Deutsche Investment Management Americas Inc. and Columbus Life Insurance Company (12)

(11)                          Form of Participation Agreement Putnam Variable Trust, Putnam Retail Management, Inc., and Columbus Life Insurance Company (12)

(12)                          (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc., and Van Kampen Asset Management Inc. (11)

(ii)                                  Form of Service Agreement between Van Kampen Funds Inc. and Columbus Life Insurance Company (11)

(13)                          (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (11)

(ii)                                  Form of Amendment to Participation Agreement, dated May 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (18)

(iii)                               Form of Service Agreement between Morgan Stanley & Co. Incorporated and Columbus Life Insurance Company (11)

(iv)                              Form of Service Agreement between Morgan Stanley Investment Management Inc. and Columbus Life Insurance Company (12)

(v)                                 Form of Administrative Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (18)

(vi)                              Form of Administrative Services Letter, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (18)

(vii)                           Form of Amendment to Participation Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management Inc. (19)

(viii)                        Form of Administrative Services Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (19)

(ix)                              Form of Administrative Services Letter, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (19)

(14)                          (i)                                     Form of Rule 22c-2 Agreement with respect to AIM Variable Insurance Funds (17)

(ii)                                  Form of Rule 22c-2 Agreement with respect to The Alger American Fund (17)

(iii)                               Form of Rule 22c-2 Agreement with respect to DWS Investments VIT Funds and DWS Variable Series I (17)

(iv)                              Form of Rule 22c-2 Agreement with respect to Fidelity Variable Insurance Products Funds (17)

(v)                                 Form of Rule 22c-2 Agreement with respect to Franklin Templeton Variable Insurance Products Trust (17)

(vi)                              Form of Rule 22c-2 Agreement with respect to Janus Aspen Series (17)

(vii)                           Form of Rule 22c-2 Agreement with respect to JP Morgan Series II Trust (17)

(viii)                        Form of Rule 22c-2 Agreement with respect to MFS Variable Insurance Trust (17)

(ix)                              Form of Rule 22c-2 Agreement with respect to Oppenheimer Variable Account Funds and Panorama Series Funds (17)

(x)                                 Form of Rule 22c-2 Agreement with respect to PIMCO Variable Insurance Trust (17)

(xi)                              Form of Rule 22c-2 Agreement with respect to Putnam Variable Trust (17)

(xii)                           Form of Rule 22c-2 Agreement with respect to Touchstone Variable Series Trust (17)

(xiii)                        Form of Rule 22c-2 Agreement with respect to Van Kampen Life Investment Trust  (17)

(xiv)                       Form of Rule 22c-2 Agreement with respect to The Universal Institutional Funds, Inc. (17)

(15)                          (i)                                     Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (5)

(ii)                                  Form of Amendment No. 3 dated as of December 1, 2008, to Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (19)

(iii)                               Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and Columbus Life Insurance Company (23)

(iv)                              Assignment and Amendment between PIMCO Variable Insurance Trust, PIMCO Investments LLC, and Columbus Life Insurance Company, dated as of April 1, 2012 (24).

(16)                          (i)                                     Form of Participation Agreement between Rydex Variable Trust, Rydex Distributors, Inc. and Columbus Life Insurance Company, dated as of December 1, 2008, (19)

(ii)                                  Form of Variable Product Services Agreement, dated as of December 1, 2008, between Rydex Distributors, Inc. and Columbus Life Insurance Company (19)

(iii)                               Form of Administrative Services Letter, dated as of December 1, 2008, between PADCO Advisors II, Inc., and Columbus Life Insurance Company (19)

(iv)                              Amendment No. 1 to the Administrative Services Agreement, dated March 11, 2011, between Security Investors, LLC and Columbus Life Insurance Company (23)

(v)                                 Amendment No. 1 to the Participation Agreement, dated March 11, 2011, between Rydex Variable Trust, Rydex Distributors, LLC and Columbus Life Insurance Company (22)

(vi)                              Amendment No. 2 to the Participation Agreement by and between Rydex Variable Trust, Rydex Distributors, LLC, and Columbus Life Insurance Company (23)

(vii)                           Amendment No. 3 to the Participating Agreement by and between Rydex Variable Trust, Rydex Distributors LLC, and Columbus Life Insurance Company, dated as of May 1, 2011 (24)

(i)                                     Not applicable.

(j)                                    Guarantee from The Western and Southern Life Insurance Company on behalf of Columbus Life Insurance Company (16)

(k)                                 (1)                                 Opinion and Consent of Counsel (filed herewith)

(2)                                 Opinion and Consent of Counsel to The Western and Southern Life Insurance Company (16)

(l)                                     Not applicable.

(m)                             Not applicable.

(n)                                 (1)                                 Consent of Independent Registered Public Accounting Firm (filed herewith)

(2)                                 Powers of Attorney for Columbus Life Insurance Company (21)

(3)                                 Powers of Attorney for The Western and Southern Life Insurance Company (21)

(o)                                 Not applicable.

(p)                                 Not applicable.

(q)                                 Description of Issuance, Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies for Columbus Life Flexible Premium Survivorship Variable Universal Life Insurance Policies Offered by Columbus Life Insurance Company Separate Account 1 of Columbus Life Insurance Company (10)

(1)                                 Incorporated by reference to the Registration Statement on Form S-6, File No. 333-78489, filed May 14, 1999.

(2)                                Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed May 1, 2000.

(3)                                 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-47940, filed February 7, 2001.

(4)                                 Incorporated by reference to the Registration Statement, File No. 333-47940, filed October 13, 2000.

(5)                                 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed August 19, 1999.

(6)                                 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-78489, filed on April 26, 2001.

(7)                                 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2001.

(8)                                 Incorporated by reference to the Registration Statement on Form S-6, File No. 333-73390, filed November 15, 2001.

(9)                                 Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-73390, filed January 28, 2002.

(10)                          Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-73390, filed April 30, 2002.

(11)                          Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-73390, filed February 18, 2003.

(12)                          Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-73390, filed April 25, 2003.

(13)                          Incorporated by reference to Registration Statement on Form N-6, File No. 333-121135, filed December 10, 2004.

(14)                          Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-121135, filed March 24, 2005.

(15)                          Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-73390, filed April 28, 2006.

(16)                          Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-73390, filed April 13, 2007.

(17)                         Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-73390, filed April 26, 2007.

(18)                          Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-73390, filed April 29, 2008

(19)                          Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-73390, filed November 21, 2008.

(20)                          Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-73390, filed April 24, 2009.

(21)                          Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, File No. 333-73390, filed April 23, 2010.

(22)                          Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, File No. 333-73390, filed April 27, 2011.

(23)                          Incorporated by reference to Post-Effective Amendment No.15 to the RegistrationStatement on Form N-6, File No. 333-73390, filed April 25, 2012.

(24)                          Incorporated by reference to Post-Effective Amendment No.17 to the RegistrationStatement on Form N-6, File No. 333-73390, filed April 25, 2014.

ITEM 27. — DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and officers of the Company are listed below.  Unless otherwise noted, the principal business address of all persons listed in Item 27 is 400 East Fourth Street, Cincinnati, Ohio  45202.

Name	Positions and Offices with Depositor

John F. Barrett	Director and Chairman of the Board
James N. Clark	Director
Bryan C. Dunn	Director
J.J. Miller	Director, President and Chief Executive Officer
Joseph H. Seaman PO Box 380 Lafayette, IN 47902	Director
Jerry B. Stillwell	Director
Robert B. Truitt 3601 Sagamore Pkwy N. Lafayette, IN 47904	Director
Robert L. Walker	Director, Senior Vice President and Chief Financial Officer
Karen A. Chamberlain	Senior Vice President and Chief Information Officer
Noreen J. Hayes	Senior Vice President
Kim R. Chiodi	Senior Vice President, Human Resources
Jonathan D. Niemeyer	Senior Vice President and General Counsel
Constance M. Maccarone	Senior Vice President, Insurance Operations
Steven K. Kreider	Senior Vice President and Chief Investment Officer
Robert L. Walker	Senior Vice President and Chief Financial Officer
Steven J. Sanders	Senior Vice President and Chief Marketing Officer
Donald J. Wuebbling	Secretary and Counsel
Daniel W. Harris	Vice President and Chief Actuary
James H. Acton, Jr.	Vice President, Senior Financial Officer
Kevin L. Howard	Vice President and Associate General Counsel
David T. Henderson	Vice President and Chief Risk Officer
Bradley J. Hunkler	Vice President, Chief Accounting Officer
Matthew E. Canterbury	Vice President, Sales
Kenneth P. Langtimm	Vice President, Sales
Phillip E. King	Vice President & Auditor
Cynthia J. Funcheon	Vice President, Marketing Services
Mario J. San Marco	Vice President
Larry R. Silverstein	Vice President and Chief Underwriter
Thomas M. Stapleton	Vice President

Bruce W. Maisel	Vice President and Chief Compliance Officer
Daniel R. Larsen	Vice President, Tax
James J. Vance	Vice President & Treasurer
Hugh F. Smart	Vice President, Advanced Markets
Michael J. Altenau	Counsel
Jeffrey E. Breeze	Assistant Vice President, Agency Operations
Thomas M. Eck	Assistant Vice President
Brian A. Eichhold	Assistant Vice President
David L. DiMartino	Assistant Vice President, Financial Projections
Ronald G. Keller	Assistant Vice President, Product Development
Ryan K. Richey	Assistant Vice President
Janet R. Stehlin	Assistant Vice President, Marketing
Gregory G. Rowe	Assistant Secretary
Douglas B. Perry	Assistant Treasurer
Timothy D. Speed	Assistant Treasurer
Thomas R. Stanek	Assistant Treasurer
Cheryl J. Stotts	Assistant Treasurer

ITEM 28. — PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Affiliate	State	Entity	Ownership	Type of Business
Queen City Square, LLC	OH	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company (WSLIC)	ownership and operation of real estate
Airport Exchange Hotel Partners	KY	General Partnership	74% owned by WS Airport Exchange GP, LLC; 1% owned by Eagle Realty Investments, Inc. (ERI)	ownership and operation of real estate
AM Concepts Inc.	DE	Corporation	100% owned by WSLIC	venture capital investment in companies engaged in alternative marketing of financial services
AMLIWS Parkway Limited Partnership	TX	Limited Partnership	73.75% owned by WSLIC, 1.25% owned by ERI	ownership and operation of real estate
AMLIWS Summit Ridge, LLC	MO	Limited Liability Company	74% owned by WSLIC, 1% owned by Eagle	ownership and operation of real estate
Buckeye Venture Partners, LLC	OH	Limited Liability Company	60% owned by Fort Washington Investment Advisors, Inc. (FWIA); 40% owned by Peppertree Partners, LLC	private equity fund management
CAI Holding Company, Inc.	OH	Corporation	100% owned by Columbus Life Insurance Company (CLIC)	holding company
Capital Analysts Agency, Inc.	OH	Corporation	99% owned by Capital Analysts Incorporated	general insurance agency
Capital Analysts Agency, Inc.	TX	Corporation	100% owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated	general insurance agency
Cincinnati Analysts, Inc.	DE	Corporation	100% owned by Columbus Life Insurance Company (CLIC)	securities broker-dealer and registered investment advisor
Capital Analysts Insurance Agency, Inc.	AL	Corporation	100% owned by Capital Analysts Incorporated	general insurance agency
Capital Analysts Insurance Agency, Inc.	MA	Corporation	100% owned by Capital Analysts Incorporated	general insurance agency
Carmel Holdings, LLC	OH	Limited Liability Company	49% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership in real estate entity
Carmel Hotel Investor, LLC	OH	Limited Liability Company	100% owned by Carmel Holdings, LLC	ownership in real estate entity
Carmel Hotel, LLC	IN	Limited Liability Company	74% owned by Carmel Hotel Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Carthage Senior Housing, Ltd.	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership and operation of real estate
Centreport Partners LP	TX	Limited Partnership	25.25% owned by WSLIC; 49% owned by WSLR Dallas LLC, 1% owned by ERI	ownership and operation of real estate
Centreport Hotels LLC	TX	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
Circle Properties, Inc.	OH
Cleveland East Hotel, LLC	OH	Limited Liability Company	74% owned by WSALD CEH, LLC; 1% owned by ERI	ownership and operation of real estate
CLIC Company I	DE
CLIC Company II	DE
Colmain Properties, Inc.	OH
Colpick, Inc.	OH

Affiliate	State	Entity	Ownership	Type of Business
Columbus Hotel Partners	OH	General Partnership	74% owned by WS Columbus Homewood GP, LLC; 1% owned by ERI	ownership and operation of real estate
Columbus Life Insurance Company	OH	Corporation	100% owned by WSLIC
Columbus Life Insurance Company Closed Block
Continental Agency Services, Inc.	NE
Continental General Corporation	NE
Continental General Insurance Company	NE
Continental Print & Photo Co.	NE
Country Place Associates	OH	General Partnership	90% owned by WS Country Place GP, LLC; 10% owned by ERI	ownership and operation of real estate
Countrywide Financial Services, Inc.	OH
Countrywide Investments, Inc.	OH
Courtyard Nursing Care, LLC.	OH	Limited Liability Company	100% owned by WSLAC	ownership and operation of real estate
Dublin Hotel LLC	OH	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Columbus LLC, 1% owned by ERI	ownership and operation of real estate
Eagle Euless GP, LLC
Eagle Realty Group, LLC	OH	Limited Liability Company	100% owned by W&S Operating Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	OH	Corporation	100% owned by Eagle Realty Group, LLC	real estate
Florida Outlet Marts, Inc.	FL
Fort Washington Active Fixed Income LLC	DE	Limited Liability Company	Managing Member Fort Washington Fixed Income LLC and investors include WSLIC	managing member for private fixed income fund
Fort Washington Capital Partners, LLC (FWCP)	DE	Limited Liability Company	100% owned by FWIA	managing partner for numerous private equity funds
Fort Washington CBO Corp. I
Fort Washington CBO I
Fort Washington Fixed Income Alpha LLC	DE	Limited Liability Company	Managing Member Fort Washington Fixed Income LLC; investors include WSLIC	private fixed income fund.
Fort Washington Fixed Income LLC	DE	Limited Liability Company	100% owned by FWIA	private fixed income fund
Fort Washington High Yield Investors II, LLC	DE	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	DE	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington Investment Advisors, Inc. (FWIA)	OH	Corporation	100% owned by W&S Operating Holdings, LLC	registered investment adviser
Fort Washington Private Equity Investors II, L.P.	DE	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors III, L.P.	DE	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IV, L.P.	DE	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V, L.P.	DE	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	DE	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors	DE	Limited	general partner is FWPEI VI GP, LLC and	private equity fund

Affiliate	State	Entity	Ownership	Type of Business
VI, L.P.		Partnership	investors include WSLIC
Fort Washington Private Equity Investors VI-B, L.P.	DE	Limited Partnership	general partner is FWPEI VI GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI-VC, L.P.	DE	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	DE	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Savings Company	OH	Corporation	100% owned by WSLIC	bank
Fort Washington Trilogy Holdings Corporation
FWPEI V GP, LLC	DE	Limited Liability Company	100% owned by FWIA	general partner of the three private equity funds
FWPEI VI GP, LLC	DE	Limited Liability Company	100% owned by FWIA	general partner of Fund VI
Galveston Summerbrooke Apts., LLC	TX	Limited Liability Company	54% owned by Summerbrooke Apartments Investor, LLC; 1% owned by ERI	ownership and operation of real estate
IFS Agency Services, Inc.	PA	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Agency Services, Inc.	DE	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Agency, Inc.	TX	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Financial Services, Inc. (IFS)	OH	Corporation	100% owned by Western-Southern Life Assurance Company (WSLAC)	development and marketing of financial products for distribution
IFS Fund Distributors, Inc.	DE	Corporation	100% owned by IFS	registered broker dealer
IFS General Agency, Inc.	PA	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Holdings, Inc.
IFS Insurance Agency, Inc.	OH	Corporation	99% owned by IFS	general insurance agency
IFS Systems, Inc.	DE	Corporation	100% owned by IFS	development, marketing and support of software systems
IIS Broadway Corp.	OH
Insurance Profillment Solutions, LLC	OH	Limited Liability Company	100% owned by WSLIC	insurance marketing services
Integrated Investment Services, Inc.	OH	Corporation	100% owned by IFS	registered transfer agent
Integrity Life Insurance Company (ILIC)	OH	Corporation	100% owned by WSLIC
Integrity Life Insurance Company Separate Account
IR Mall Associates, Ltd.	FL	Limited Partnership	49.50% owned by WSLIC	ownership and operation of real estate
IR Mall Company, L.C.	FL	Limited Liability Company	50% owned by ERI	ownership and operation of real estate
Kentucky Co-Investment Partners, L.P.	KY	Limited Partnership	general partner is FWCP	private equity fund
LaFrontera Hotel LLC	TX	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
LaFrontera Lodging Partners LP	OH	Limited Partnership	74.25% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Latitudes at the Moors, Inc. (Separate Account A)	FL
Lookout Corporate Center	KY	Joint Venture General Partner	50% owned by WS Lookout GP, LLC	ownership and operation of real estate
Mission Club Apartments General Partnership	FL	General Partnership	95.5% owned by WSLIC, 4.5% owned by ERI	ownership and operation of real estate
National Integrity Life Insurance Company	NY	Corporation	100% owned by ILIC

Affiliate	State	Entity	Ownership	Type of Business
National Integrity Life Insurance Company Separate Account
New Mexico Co-Investment Partners, L.P.	DE	Limited Partnership	general partner is FWCP	private equity fund
North Pittsburgh Hotel LLC	PA	Limited Liability Company	74% owned by WSALD NPH, LLC; 1% owned by ERI	ownership and operation of real estate
Northeast Cincinnati Hotel LLC	OH	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Cincinnati LLC, 1% owned by ERI	ownership and operation of real estate
Ohio Venture Capital Funding, LLC
OTR Housing Associates, L.P.	OH	Limited Partnership	98% owned by WSLIC; 1% owned by ERI	ownership and operation of real estate
OTR Redevelopment Group, LLC	OH	Limited Liability Company	100% owned by OTR Walnut Housing, Ltd.	ownership of real estate
OTR Transitional Housing, L.P.	OH	Limited Partnership	99% owned by WSLIC	ownership and operation of real estate
OTR-Walnut Housing, Ltd.	OH	Limited Liability Company	100% owned by ERI	ownership and operation of real estate
Park Avenue Lofts, LLC	CO	Limited Liability Company	49% owned by Uptown Denver Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Queen City Square Development I, LLC	OH	Limited Liability Company	100% owned by Eagle Realty Group, LLC	operation of real estate
Race Street Development, Ltd.	OH	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Seasons Congregate Living, LLC	OH
Seasons Health Care Limited Partnership	OH	Limited Partnership	90% owned by WSLAC, 10% owned by Courtyard Nursing Care, LLC	ownership and operation of real estate
Seasons Management Company	OH
ServerVault Corp.	DE	Corporation	50% owned by WSLIC	technology
Shelbourne Campus Properties, LLC	DE	Limited Liability Company	54% owned by Shelbourne Housing Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Shelbourne Holdings, LLC	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Shelbourne Housing Investor, LLC	OH	Limited Liability Company	100% owned by Shelbourne Holdings, LLC	ownership in real estate entity
Sixth and Race Development, LLC	OH	Limited Liability Company	71% owned by Race Street Development, Ltd., 29% owned by ERI	ownership and operation of real estate
Skyport Hotel LLC	KY	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Skyport LLC; 1% owned by ERI	ownership and operation of real estate
Summerbrooke Apartments Investor, LLC	OH	Limited Liability Company	100% owned by Summerbrooke Holdings, LLC	ownership in real estate entity
Summerbrooke Holdings, LLC	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
The Columbus Mutual Life Insurance Company	OH
The Lafayette Life Insurance Company	OH	Corporation	100% owned by Western & Southern Financial Group, Inc. (WSFG)

Affiliate	State	Entity	Ownership	Type of Business
The Ohio Capital Fund LLC	OH	Limited Liability Company	Managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Western and Southern Life Insurance Company Separate Account A	OH
The Western and Southern Life Insurance Company (WSLIC)	OH	Corporation	100% owned by WSFG
The Western and Southern Life Insurance Company Separate Account A Performance Account
The Western and Southern Life Insurance Company Closed Block
The Western and Southern Life Insurance Company VEBA Trust
Todd Investment Advisors, Inc.	KY	Corporation	100% owned by FWIA	registered investment adviser
Touchstone Advisors, Inc.	OH	Corporation	100% owned by IFS	registered investment adviser
Touchstone Fund Group and Institutional Funds Trusts (Delaware statutory trusts), Touchstone Investment, Strategic, Tax Free and Variable Series Trusts (Massachusetts Business Trusts)			WSFG and affiliates hold positions of 5% or greater in certain portfolios of these mutual fund trusts	registered investment companies
Touchstone Securities, Inc.	NE	Corporation	100% owned by IFS Financial Services, Inc.	securities broker-dealer
Tri-State Growth Capital Fund I, L.P.	DE	Limited Partnership	general partner is Tri-State Ventures, LLC and investors include WSLIC	private equity fund
Tri-State Growth Capital Fund II, L.P.	DE	Limited Partnership	general partner is Tri-State Ventures II, LLC and investors include WSLIC	private equity fund
Tri-State Ventures II, LLC	DE	Limited Liability Company	100% owned by FWIA	private equity fund
Tri-State Ventures, LLC	DE	Limited Liability Company	100% owned by FWIA	private equity fund
Union Centre Hotel LLC	OH	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Union LLC; 1% owned by ERI	ownership and operation of real estate
Uptown Denver Investor, LLC	OH	Limited Liability Company	100% owned by Uptown Denver Apartment Holdings, LLC	ownership in real estate entity
Uptown Denver Apartment Holdings, LLC	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Vinings at Eagle Creek, LLC
Vinings Trace, LLC	IN	Limited Liability Company	99% owned by WSLIC, 1% owned by ERI	ownership and operation of real estate
Vulcan Hotel LLC	AL	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Birmingham LLC; 1% owned by ERI	ownership and operation of real estate
W & S Group, Inc.	OH	Corporation
W&S Brokerage Services, Inc.	OH	Corporation	100% owned by WSLAC	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	OH	Corporation	100% owned by WSLAC	general insurance agency
Western & Southern Investment Holdings, LLC	OH	Limited Liability Company	100% owned by WSLIC	ownership of operating entities
W&S Real Estate Holdings, LLC	OH	Limited Liability Company	100% owned by WSLIC	ownership of real estate entities
W&S Tax, Inc.	OH

Affiliate	State	Entity	Ownership	Type of Business
WASLIC Company II	DE
WestAd Inc.	OH	Corporation	100% owned by WSLIC	general advertising, book selling and publishing
Western & Southern Agency Services, Inc.	PA	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Agency, Inc.	OH	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Financial Fund Inc	OH	Non Profit Corporation		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	OH	Corporation	100% owned by WSMHC	holding company
Western & Southern Mutual Holding Company (WSMHC)	OH	Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	OH	Corporation	100% owned by WSLIC
West-WHI Columbus Northwest Partners	OH	General Partnership	74% owned by WS Columbus Northwest GP, LLC; 1% owned by ERI	ownership and operation of real estate
Windsor Hotel LLC	CT	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Hartford LLC; 1% owned by ERI	ownership and operation of real estate
Wright Executive Hotel Limited Partners	OH	Limited Partnership	60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC	ownership and operation of real estate
W-S Agency of Texas, Inc.	TX
WS Airport Exchange GP, LLC	OH	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
WS Columbus Homewood GP, LLC	OH	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WS Columbus Northwest GP, LLC	OH	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WS Country Place GP, LLC	OH	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
WS Lookout JV, LLC	OH	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WS Wright Hotel GP, LLC	OH	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WSA Commons, LLC	GA	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate
WSALD CEH, LLC	OH	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate
WSALD NPH, LLC	OH	Limited Liability Company	50% owned by WSLIC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
WSLR Birmingham LLC	OH	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Cincinnati LLC	OH	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Columbus LLC	OH	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Dallas LLC	OH	Limited	100% owned by WSLR LLC	ownership of real estate

Affiliate	State	Entity	Ownership	Type of Business
Liability Company
WSLR Hartford LLC	OH	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Holdings LLC	DE	Limited Liability Company	24.49% owned by WSLIC	ownership of real estate entity
WSLR LLC	DE	Limited Liability Company	100% owned by WSLR Holdings LLC	ownership of real estate entities
WSLR Skyport LLC	OH	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Union LLC	OH	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSL Partners, L.P.	DE	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
CLIC Agency, Inc.	OH	Corporation	100% owned by Columbus Life Insurance Company	insurance agency
Peppertree Partners, LLC	OH	Limited Liability Company	100% voting interest owned by Fort Washington Investment Advisors, Inc.	private equity fund management
The Peppertree Fund, LP	DE	Limited Partnership	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Fund II, LP	DE	Limited Partnership	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Special Venture Fund, LLC	DE	Limited Liability Company	Managing Member is Peppertree Partners, LLC	private equity fund
BVP NEO, LLC	OH	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO II GP, LLC	DE	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Fort Washington Private Equity Opportunities Fund II, L.P.	DE	Limited Partnership	General Partner is FWPEO II GP, LLC and WSLIC is an investor	private equity fund
NEO Capital Fund, LP	DE	Limited Partnership	General Partner is BVP NEO, LLC	private equity fund
Prairie Lakes Apartments, LLC	IN	Limited Liability Company	65% total WS affiliated ownership (64% by Prairie Lakes Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.)	real estate ownership entities
Prairie Lakes Apartments Investor, LLC	OH	Limited Liability Company	100% owned by Prairie Lakes Holdings, LLC	real estate ownership entities
Prairie Lakes Holdings, LLC	OH	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Ridgegate Commonwealth Apartments, LLC	CO	Limited Liability Company	55% total WS affiliated ownership (44% by Ridgegate Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.)	real estate ownership entities
Ridgegate Apartments Investor, LLC	OH	Limited Liability Company	100% owned by Ridgegate Holdings, LLC	real estate ownership entities
Ridgegate Holdings, LLC	OH	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
GS Yorktown Apartments, LP	DE	Limited Partnership	59% owned by YT Crossing Apartments Investor, LLC and 1% by Eagle Realty	real estate ownership entities

Affiliate	State	Entity	Ownership	Type of Business
Investments, Inc.
YT Crossing Apartments Investor, LLC	OH	Limited Liability Company	100% owned by YT Crossing Holdings, LLC	real estate ownership entities
YT Crossing Holdings, LLC	OH	Limited Liability Company	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Sundance Hotel, LLC	TX	Limited Liability Company	74% by Sundance Hotel Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate ownership entities
Sundance Hotel Investor, LLC	OH	Limited Liability Company	100% owned by Sundance LaFrontera Holdings, LLC	real estate ownership entities
Sundance LaFrontera Holdings, LLC	OH	Limited Liability Company	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Autumn Village Apartments, LLC	GA	Limited Liability Company	100% owned by Country Place Associates	real estate ownership entities
Day Hill Road Land LLC	CT	Limited Liability Company	74% owned by W&S Real Estate Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entities
TSARR, LLC	OH	Limited Liability Company	64% owned by WSACS RR LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entities
WSACS RR LLC	OH	Limited Liability Company	100% owned by WSACS RR Holdings LLC	real estate ownership entities
WSACS RR Holdings LLC	OH	Limited Liability Company	50% owned by WSLIC	real estate ownership entities
Grelot Cody Apartments, LLC	OH	Limited Liability Company	100% owned by Vinings Trace, LLC	real estate ownership entities
Mallard Sherburn Apartments, LLC	OH	Limited Liability Company	100% owned by WSLIC	real estate ownership entities
North Braeswood Meritage Holdings, LLC	OH	Limited Liability Company	100% owned by WSLAC	real estate ownership entities
Sedona Apts GP, LLC	TX	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Sedona Apts Investors L.P.	TX	Limited Partnership	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Meritage Apartments Investors, LLC	TX	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
SBDC Management, LLC	CA	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Carmenere, LLC	TX	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Sedona Apartments, LP	TX	Limited Partnership	0.1% owned by Sedona Apts GP, LLC, 58.54% owned by Sedona Apartments Investors, L.P. and 41.36% owned by Meritage Apartments Investors, LLC	real estate ownership entities
FWPEI VII GP, LLC	DE	Limited Liability Company	100% owned by FWIA	general partner of Fund VII

Affiliate	State	Entity	Ownership	Type of Business
Fort Washington Private Equity Investors VII, L.P.	DE	Limited Partnership	general partner is FWPEI VII GP, LLC and investors include WSLIC	private equity fund
CDC-Baton Rouge, LLC	AL	Limited Liability Company	59% owned by Baton Rouge Cottages Investor, LLC	real estate ownership entities
Baton Rouge Cottages Investor, LLC	OH	Limited Liability Company	100% owned by Baton Rouge Housing Holdings, LLC	real estate ownership entities
Baton Rouge Housing Holdings, LLC	OH	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
GS Beach Club, LLC	DE	Limited Liability Company	76.5% owned by Winkler Extension Apartments Investor, LLC	real estate ownership entities
Winkler Extension Apartments Investor, LLC	OH	Limited Liability Company	100% owned by Eagle Realty Group, LLC, as Trustee under a Trust Agreement dated November 30, 2009 for the benefit of WSLIC Separate Account A	real estate ownership entities
506 Phelps Holdings, LLC	OH	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Axis Perimeter Center GP, LLC	OH	Limited Liability Company	100% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Seventh and Culvert Garage, LLC	OH	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entities
LeRoy Glen Investment, LLC	OH	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company	ownership of real estate
SSW Jet Ltd	OH	Limited Liability Company	50% owned by W&SFG	Airplane ownership/leasing
SPX Holding LLC	OH	Limited Liability Company	50% owned by W&SFG	Airplane ownership/leasing
NP Cranberry Hotel Investor, LLC	OH	Limited Liability Company	100% owned by NP Cranberry Hotel Holdings, LLC	ownership and operation of real estate
NP Cranberry Hotel Holdings, LLC	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC, 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
LLIA, Inc.	IN	Corporation	100% owned by The Lafayette Life Insurance Company	general insurance agency
Galleria Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Lafayette Life Foundation, Inc.	IN		100% owned by LLIC
Canal Senate Apartments, LLC	IN	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
Siena Investor Holdings, LLC	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings LLC; 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity
Flats Apartments Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
82 Flats, LLC	IN	Limited Liability Company	64% owned by Flats Apartments Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership of real estate
Miller Creek Investor Holdings, LLC	OH	Limited	98% by W&S Real Estate Holdings, LLC and	real estate ownership entities

Affiliate	State	Entity	Ownership	Type of Business
		Liability Company	Eagle Realty Investments, Inc. 2%
Miller Creek Associates, LLC	DE	Limited Liability Company	59% by Miller Creek Investor Holdings, LLC	ownership of real estate
Belle Housing Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and Eagle Realty Investments, Inc. 2%	real estate ownership entities
2758 South Main SPE, LLC	OH	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company	ownership and operation of real estate
BY Apartment Investor Holdings, LLC	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Brickyard Apartments, LLC	DE	Limited Liability Company	54% owned by BY Apartment Investor Holdings, LLC	ownership and operation of real estate
Fort Washington Emerging Markets Fixed Income, LLC	DE	Limited Liability Company	Managing Member is Fort Washington Fixed Income LLC	fixed income
Overland Apartments Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entities
Belle Haven Apts, LLC	DE	Limited Liability Company	Owned 100% by Fore Eagle JV, LLC	ownership of real estate
Fore Eagle JV, LLC	DE	Limited Liability Company	Owned 69% by Belle Housing Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 30% by third party developer	ownership of real estate
GS Multifamily Dallas Galleria, LLC	DE	Limited Liability Company	59% by Galleria Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 40% by third party developer	ownership of real estate
Prairiefire Apartments, LLC	KS	Limited Liability Company	64% by Overland Apartments Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 35% by third party developer	ownership of real estate
Miller Creek Residences, LLC	DE	Limited Liability Company	100% owned by Miller Creek Associates, LLC	ownership of real estate
FDC Siena JV, LLC	DE	Limited Liability Company	69% by Siena Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 30% by third party developer	ownership of real estate
Siena Medical District, LLC	DE	Limited Liability Company	100% owned by FDC Siena JV, LLC	ownership of real estate
FWPEO III GP, LLC	DE	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Fort Washington Private Equity Opportunities Fund III, L.P.	DE	Limited Partnership	General Partner is FWPEO III GP, LLC and WSLIC is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III-B, L.P.	DE	Limited Partnership	General Partner is FWPEO III GP, LLC and WSLIC is the sole limited partner	private equity fund
Skye Apartments Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
SP Charlotte Apts Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Dallas City Investor Holdings, LLC	OH	Limited Liability	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty	ownership and operation of real estate

Affiliate	State	Entity	Ownership	Type of Business
		Company	Investments, Inc.
Fort Washington Private Equity Investors VIII, L.P.	DE	Limited Partnership	general partner is FWPEI VIII GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VIII-B, L.P.	DE	Limited Partnership	General Partner is FWPEI VIII GP, LLC and WSLIC is the sole limited partner	private equity fund
FWPEI VIII GP, LLC	DE	Limited Liability Company	100% owned by FWIA	general partner of Fund VIII
Skye Maple Grove, LLC	DE	Limited Liability Company	100% owned by Skye at Arbor Lakes, LLC	ownership and operation of real estate
Skye at Arbor Lakes, LLC	DE	Limited Liability Company	69% owned by Skye Apartments Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 30% owned by third-party partner entity (SK Arbor Lakes Limited Partnership)	real estate ownership entities
JLB Southpark Apartments LLC	DE	Limited Liability Company	49% owned by SP Charlotte Apts Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 50% owned by third-party partner entity (JLB Southpark Apartments Management LLC)	ownership and operation of real estate
Elan Dallas City Lights, LLC	DE	Limited Liability Company	59% owned by Dallas City Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 40% owned by third-party partner entity (GS Dallas City Lights Holdings, LLC)	ownership and operation of real estate
Elan Galleria Investment, LLC	OH	Limited Liability Company	100% owned by Galleria Investor Holdings, LLC	real estate ownership entities
Flats Crossing Investment, LLC	OH	Limited Liability Company	100% owned by Flats Apartments Investor Holdings, LLC	real estate ownership entities
Elan Dallas City Lights Owner, LP	DE	Limited Partnership	99% owned by Elan Dallas City Lights Limited Partner, LP; 1% owned by Elan Dallas City Lights GP, LLC	ownership and operation of real estate
NE Emerson Edgewood, LLC	IN	Limited Liability Company	60% owned by The Lafayette Life Insurance Company and 40% by a third party.	real estate ownership entities
Crabtree Commons Apts Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Sonterra Legacy Investor Holdings, LLC	OH	Limited Liability Company	100% by Trust dated August 25, 2014 for benefit of WSLIC Separate Account A (Eagle Realty Group, LLC, Trustee)	real estate ownership entities
East Denver Investor Holdings, LLC	OH	Limited Liability Company	76.0946% by W&S Real Estate Holdings, LLC; 1.5529% by Eagle Realty Investments, Inc.; 17.0630% by Hubert Family, LLC; and 5.2895% by Sweet Gum Capital II, LLC.	real estate ownership entities
One Kennedy Housing Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Dwell at Legacy, LLC	TX	Limited Liability Company	50% owned by WS - Sonterra Legacy Investor Holdings, LLC; 49.9% by Dwell at Legacy Investors, LLC; and .1% by SAH GP, LLC	ownership and operation of real estate
Apex Housing Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
LaCenterra Apartments Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Railroad Parkside Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and	real estate ownership entities

Affiliate	State	Entity	Ownership	Type of Business
		Liability Company	2% owned by Eagle Realty Investments, Inc.
Frontage Lodging Investor Holdings, LLC	OH	Limited	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Greenwood Reserve Apartments, LLC	KS	Limited Liability Company	64% owned by Olathe Apartments Investor Holdings, LLC; 35% owned by Cityscape Greenwood, LLC; and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
North Broad Callowhill Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Settlers Ridge Robinson Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Vail Hotel Owner ESHV, LLC	DE	Limited Liability Company	100% by Vail Hotel Holdings ESHV, LLC	ownership and operation of real estate
Crabtree Apartments, LLC	TX	Limited Liability Company	59% by Crabtree Commons Apts Investor Holdings, LLC (W&S); 33% by MF Crabtree Partners, LTD.; 7% MF CTGP, LLC; and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Apex Louisville, LLC	KY	Limited Liability Company	64% by Apex Housing Investor Holdings, LLC; 35% by Cityscape Apex Louisville, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
LaCenterra Apartments, LLC	TX	Limited Liability Company	59% LaCenterra Apartments Investor Holdings, LLC (WS); 35% MF LC Grand Partners Ltd; 5% MF LCGP, LLC; and 1% Eagle Realty Investments, Inc.	ownership and operation of real estate
Olathe Apartments Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Prairiefire Apartments II, LLC	KS	Limited Liability Company	100% by Prairiefire Apartments, LLC	ownership and operation of real estate
Brickyard Investments, LLC	DE	Limited Liability Company	100% by Brickyard Apartments, LLC	ownership and operation of real estate
Uptown Denver Apartments, LLC	DE	Limited Liability Company	49% owned by East Denver Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; and 50% by CoCH 103 Uptown, L.P. (a third party developer)	ownership and operation of real estate
Elan Kennedy Flats, LLC	DE	Limited Liability Company	59% owned by One Kennedy Housing Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 40% by GS Kennedy Flats Holdings, LLC (a third party developer)	ownership and operation of real estate
Parkside Residences, LLC	DE	Limited Liability Company	54% owned by Railroad Parkside Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 45% by Parkside Investment Partners, LLC (a third party developer)	ownership and operation of real estate
Vail Hotel Holdings ESHV, LLC	DE	Limited Liability Company	74% owned by Frontage Lodging Investor Holdings, LLC; 1 % by Eagle Realty Investments, Inc.; and 25% by PH Vail Hotel Owner, LLC (a third-party developer)	ownership and operation of real estate
Lytle Park Inn, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	ownership and operation of real estate
Southside Tunnel Apartments Investor Holdings, LLC	OH	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	ownership and operation of real estate

Affiliate	State	Entity	Ownership	Type of Business
Southside Works City Apartments, LLC	DE	Limited Liability Company	49% by Southside Tunnel Apartments Investor Holdings, LLC; 50% by Village Green Holdings, LLC; 1% by Eagle Realty Investments, Inc.	real estate ownership entities
1373 Lexington Road Investor Holdings, LLC	OH	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership and operation of real estate

ITEM 29. The Code of Regulations of Columbus Life Insurance Company provides in Article VI that:

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification. To the fullest extent not prohibited by applicable law, the corporation shall indemnify each director, officer and employee against any and all costs and expenses (including attorney fees, judgments, fines, penalties, amounts paid in settlement, and other disbursements) actually and reasonably incurred by or imposed upon such director, officer or employee in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise in nature, including any settlements thereof or any appeals therein, with respect to which such director, officer or employee is named or otherwise becomes or is threatened to be made a party by reason of being or at any time having been a director, officer or employee of the corporation, or, at the direction or request of the corporation, a director, trustee, officer, administrator, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture or other entity or enterprise including any employee benefit plan; provided, however, that no person shall be indemnified to the extent, if any, that the directors, acting at a meeting at which a quorum of directors who are not parties to or threatened with any such action, suit, investigation or proceeding, determine that such indemnification is contrary to applicable law.

Any director who is a party to or threatened with any such action, suit, investigation or proceeding shall not be qualified to vote; and if for this reason a quorum of directors, who are not disqualified from voting by reason of being parties to or threatened with such action, suit, investigation or proceeding, cannot be obtained, such determination shall be made by three attorneys at law, who have not theretofore represented the corporation in any matter and who shall be selected by all of the officers and directors of the corporation who are not parties to or threatened with any such action, suit, investigation or proceeding. If there are no officers or directors who are qualified to make such selection, the selection shall be made by a Judge of the Court of Common Pleas of Hamilton County, Ohio. Such indemnification shall not be deemed exclusive of any other right to which such director, officer or employee may be entitled under the Articles of Incorporation, this Code of Regulations, any agreement, any insurance purchased by the corporation, vote of shareholders or otherwise.

Section 2. Insurance. The Board of Directors of the corporation may secure and maintain such policies of insurance as it may consider appropriate to insure any person who is serving or has served as a director, officer or employee of the corporation, or who is serving or has served at the request of the corporation as a director, trustee, officer, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture, or other entity or enterprise including any employee benefit plan against any liability asserted against and incurred by such person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. — PRINCIPAL UNDERWRITERS

(a)       Touchstone Securities, Inc. (“Touchstone”) acts as distributor for Contracts issued under Western-Southern Life Assurance Company Separate Accounts 1 and 2, Columbus Life Insurance Company Separate Account 1, Integrity Life Separate Accounts I, II, and VUL, National Integrity Separate Accounts I, II, and VUL, and as distributor for the shares of several series (Funds) of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, and Touchstone Tax-Free Trust each of which is affiliated with the Depositor.

(b)       Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Securities.

Name	Position/Office with Touchstone Securities
James N. Clark	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Director
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Donald J. Wuebbling	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Chief Executive Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Steven M. Graziano	President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Sharon L. Karp	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Daniel R. Larsen	Vice President
400 Broadway
Cincinnati, Ohio 45202

Patricia J. Wilson	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Thomas A. Shoemake	Chief Compliance Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

James J. Vance	Vice President and Treasurer
400 Broadway
Cincinnati, Ohio 45202

Terrie A. Wiedenheft	Chief Financial Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Rhonda S. Malone	Secretary
400 Broadway
Cincinnati, Ohio 45202

Douglas B. Perry	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Timothy D. Speed	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Cheryl J. Stotts	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Kathleen A. Cornelius	Assistant Treasurer

(c)       The following table sets forth information about all commissions and compensation received by the principal underwriter, Touchstone Securities, Inc., relating to the Registrant, during the 12-month period ended December 31, 2014.

Net Underwriting Discounts and	Compensation on
Commissions	Redemptions	Brokerage Commissions	Compensation

$-0-	$-0-	$-0-	$-0-

ITEM 31. — LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Company at 400 East Fourth Street, Cincinnati, Ohio 45202.

ITEM 32. — MANAGEMENT SERVICES

Not Applicable.

ITEM 33. — FEE REPRESENTATION

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Columbus Life Insurance Company represents that, with respect to the Policies registered with the Securities and Exchange Commission by this Registration Statement, as it may be amended, and offered by the Prospectus included in the Registration Statement, all fees and charges imposed for any purpose and in any manner and deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Columbus Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the Guarantee issued by The Western and Southern Life Insurance Company (“Western-Southern”), filed as an exhibit to this Registration Statement (the

“Western-Southern Guarantee Period”), the Depositor hereby undertakes to provide notice to policyholders covered by the Western-Southern Guarantee promptly after the happening of significant events related to the Western-Southern Guarantee.

These significant events include:  (i) termination of the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; (ii) a default under the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; or (iii) the insolvency of The Western and Southern Life Insurance Company (“Western-Southern”).

Depositor hereby undertakes during the Western-Southern Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of Western-Southern in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of Western-Southern regarding such financial statements.

During the Western-Southern Guarantee Period, the Depositor hereby undertakes to include in the prospectus an offer to supply to policyholders the Statement of Additional Information which shall contain current financial statements of Western-Southern, free of charge upon a policyholder’s request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbus Life Insurance Company Separate Account 1, certifies that it meets all the requirements for effectiveness of this registration statement under 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 28th day of April, 2015.

COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

By: COLUMBUS LIFE INSURANCE COMPANY

By:	/s/ J.J. Miller
J.J. Miller
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

/s/ J.J. Miller
J.J. Miller
President and Chief Executive Officer	April 28, 2015

Principal Accounting and Financial Officer:

/s/ Robert L. Walker	April 28, 2015
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:	By:	/s/ Robert L. Walker
John F. Barrett*	Robert L. Walker
James N. Clark*	as attorney in fact
J.J. Miller*	for each Director*
Bryan C. Dunn
Joseph H. Seaman*	April 28, 2015
Jerry B. Stillwell
Robert B. Truitt*
Robert L. Walker*

The Western and Southern Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 28th day of April 2015.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:	/s/ Robert L. Walker
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:
John F. Barrett*		By:	/s/ Robert L. Walker
Donald A. Bliss*		Robert L. Walker
James N. Clark*		as attorney in fact
Jo Ann Davidson*		for each Director*
James K. Risk, III*
George V. Voinovich
George H. Walker, III*
Thomas L. Williams*
John P. Zanotti		April 28, 2015

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(k)(1)	Opinion and Consent of Counsel

(n)(1)	Consent of Independent Registered Public Accounting Firm